                                                                                                      EXHIBIT 4.1

                                        WACHOVIA ASSET FUNDING TRUST, LLC,

                                                   as Depositor,

                                                       [ ],

                                                   as Servicer,

                                                        and

                                                       [ ],

                                                    as Trustee

                                          POOLING AND SERVICING AGREEMENT

                                                Dated, [ ] [ ], 200

                                              _______________________

                                        Mortgage Pass-Through Certificates

                                                   Series 200 -

                                                 TABLE OF CONTENTS

         Section 3.08.         Collection of Mortgage Loan Payments; Servicer Custodial Account;
                               Certificate Account; and Upper-Tier Certificate Account..........................44
         Section 3.09.         Collection of Taxes, Assessments and Similar Items; Escrow Accounts..............47
         Section 3.10.         Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................48
         Section 3.11.         Permitted Withdrawals from the Servicer Custodial Account; Certificate

         Section 3.16.         Documents, Records and Funds in Possession of the Servicer to be Held for

         Section 8.03.         Directions by Certificateholders and Duties of Trustee During Event of

         Section 10.01.        Termination upon Purchase by the Depositor or Liquidation of All Mortgage

EXHIBITS

Exhibit A-1                Form of Class A-1 Certificate
Exhibit A-2                Form of 1-A-R Certificate
Exhibit B                  Form of Class B-1, B-2 and B-3 Certificate
Exhibit C                  Form of Class B-4, B-5 and B-6 Certificate
Exhibit D                  Mortgage Loan Schedule
Exhibit E                  Request for Release of Documents
Exhibit F                  Form of Certification of Establishment of Account
Exhibit G-1                Form of Transferor’s Certificate
Exhibit G-2A               Form 1 of Transferee’s Certificate
Exhibit G-2B               Form 2 of Transferee’s Certificate
Exhibit H                  Form of Transferee Representation Letter for ERISA Restricted Certificates
Exhibit I-1                Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit I-2                Form of Transferor Certificate Regarding Transfer of Residual Certificates
Exhibit J                  Form of Lost Note Affidavit
Exhibit K                  Form of Custodial Agreement
Exhibit L                  Form of Initial Certification
Exhibit M                  Form of Final Certification
Exhibit N                  Form of 10-K Certification
Exhibit O                  Servicing Criteria

                                          POOLING AND SERVICING AGREEMENT

                  THIS  POOLING  AND  SERVICING  AGREEMENT,  dated  [  ]  [  ],  200  is  hereby  executed  by  and among WACHOVIA  ASSET FUNDING TRUST,  LLC, as depositor  (together with its permitted  successors and assigns,  the
“Depositor”),   [  ],  as  servicer  (together  with  its  permitted   successors  and  assigns,  the  “Servicer”),
and [               ], as trustee (together with its permitted successors and assigns, the “Trustee”).

                                           W I T N E S S E T H  T H A T:

                  In consideration of the mutual agreements herein contained,  the Depositor,  the Servicer and the
Trustee agree as follows:

                                               PRELIMINARY STATEMENT

                  In exchange for the  Certificates,  the Depositor  hereby conveys the Trust Estate to the Trustee to create the Trust.  The Trust  Estate  for  federal  income tax  purposes  will be treated as two  separate  real estate mortgage investment conduits (the “Upper-Tier REMIC” and the “Lower-Tier REMIC,”  respectively,  and each, a
“REMIC”).  The  Class A  Certificates  (other  than the  Class A-R and  Class  A-LR  Certificates)  and the Class B
Certificates are referred to collectively as the “Regular  Certificates” and shall constitute  “regular  interests”
in the Upper-Tier REMIC. The Uncertificated  Lower-Tier  Interests shall constitute the “regular  interests” in the
Lower-Tier  REMIC.  The Class A-R  Certificate  shall be the “residual  interest” in the  Upper-Tier  REMIC and the
Class A-LR Certificate  shall be the “residual  interest” in the Lower-Tier  REMIC. The Certificates will represent the entire  beneficial  ownership  interest in the Trust.  The “latest  possible  maturity date” for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

                  The following table sets forth  characteristics  of the  Certificates,  together with the minimum denominations  and integral  multiples  in excess  thereof in which the Classes of  Certificates  shall be issuable
(except that one  Certificate  of each Class of  Certificates  may be issued in any amount in excess of the minimum denomination):

                              Initial Class                                                      Integral Multiples
                           Certificate Balance                                  Minimum               In Excess
        Classes            or Notional Amount      Pass-Through Rate         Denomination            Of Minimum
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-1                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-2                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-3                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-4                      $                 (1)                     $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-5                      $                 (2)                     $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-6                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-PO                     $                 (4)                     $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-WIO                    $                 (3)                     $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-R                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A-LR                     $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B-1                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B-2                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B-3                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B-4                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B-5                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B-6                      $                           %             $                      $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

_______________

(1)      During the initial Interest  Accrual Period,  interest will accrue on the Class A-4 Certificates at a rate of % per  annum.  During  each  Interest  Accrual  Period  thereafter,  interest  will  accrue  on  the  Class  A-4
Certificates  at a per annum  rate  equal to (i) % plus (ii)  LIBOR,  subject to a minimum  rate of % and a maximum rate of %.

(2)      During the initial Interest  Accrual Period,  interest will accrue on the Class A-5 Certificates at a rate of % per  annum.  During  each  Interest  Accrual  Period  thereafter,  interest  will  accrue  on  the  Class  A-5
Certificates  at a per annum rate equal to (i) %  minus (ii)  LIBOR,  subject to a minimum  rate of % and a maximum rate of %.

(3)      Interest will accrue on the Class A-WIO Notional  Amount as of any  Distribution  Date at a per annum rate equal to (i) the weighted  average of the Net Mortgage  Interest Rates of the Premium  Mortgage Loans (based on the
Stated  Principal  Balance of the Premium  Mortgage Loans on the Due Date in the month  preceding the month of such
Distribution Date minus (ii) %.

(4)      Class A-PO Certificates will be Principal Only Certificates and will not bear interest.

                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.01      Defined  Terms.  Whenever used in this  Agreement,  the following  words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article:

                  1933 Act:  The Securities Act of 1933, as amended.

                  1934 Act:  The Securities Exchange Act of 1934, as amended.

                  Accrued  Certificate  Interest:  For any Distribution Date and each  interest-bearing  Class, one month’s  interest accrued during the related  Interest  Accrual Period at the applicable  Pass-Through  Rate on the applicable Class Certificate Balance or Notional Amount, as applicable.

                  Adjusted Pool Amount:  With respect to any  Distribution  Date,  the Cut-Off Date Pool  Principal
Balance of the Mortgage  Loans minus the sum of (i) all amounts in respect of principal  received in respect of the
Mortgage Loans (including,  without limitation,  amounts received as Monthly Payments, Periodic Advances, Principal
Prepayments,  Liquidation Proceeds and Substitution  Adjustment Amounts) and distributed to Holders of Certificates on such  Distribution Date and all prior  Distribution  Dates and (ii) the principal portion of all Realized Losses
(other than Debt Service  Reductions)  incurred on the Mortgage  Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

                  Adjusted  Pool  Amount (PO  Portion):  With  respect  to any  Distribution  Date,  the sum of the amounts,  calculated  as  follows,  with  respect to all  Outstanding  Mortgage  Loans:  the  product of (i) the PO
Percentage  for each such Mortgage Loan and (ii) the  remainder of (A) the Cut-Off Date  Principal  Balance of such
Mortgage  Loan minus (B) the sum of (x) all amounts in respect of  principal  received in respect of such  Mortgage
Loan  (including,   without  limitation,  amounts  received  as  Monthly  Payments,  Periodic  Advances,  Principal
Prepayments,  Liquidation  Proceeds  and  Substitution  Adjustment  Amounts)  and  distributed  to  Holders  of the
Certificates  on such  Distribution  Date and all prior  Distribution  Dates and (y) the  principal  portion of any
Realized  Loss (other than a Debt Service  Reduction)  incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

                  Advance:  A Periodic Advance or a Servicing Advance.

                  Agreement:  This  Pooling  and  Servicing  Agreement  together  with all  amendments  hereof  and supplements hereto.

                  Amount  Held for Future  Distribution:  As to any  Distribution  Date,  the total of the  amounts held in the Servicer  Custodial Account at the close of business on the preceding  Determination Date on account of
(i) Principal  Prepayments and Liquidation  Proceeds  received or made in the month of such  Distribution  Date and
(ii) payments which represent  receipt of Monthly  Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

                  Appraised  Value:  With  respect  to any  Mortgaged  Property,  either  (i) the lesser of (a) the appraised  value  determined in an appraisal  obtained by the  originator at  origination of such Mortgage Loan and
(b) the sales price for such  property,  except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing  mortgage loan,  the Appraised  Value of the related  Mortgaged  Property is the appraised value  thereof  determined  in an  appraisal  obtained  at the time of  refinancing,  or (ii) the  appraised  value determined in an appraisal  made at the request of a Mortgagor  subsequent to origination in order to eliminate the
Mortgagor’s obligation to keep a Primary Insurance Policy in force.

                  Assignment  of  Mortgage:  An  individual  assignment  of the  Mortgage,  notice of  transfer  or equivalent  instrument  in  recordable  form,  sufficient  under the laws of the  jurisdiction  wherein the related
Mortgaged Property is located to give record notice of the sale of the Mortgage.

                  Authenticating Agents:  As defined in Section 9.10.

                  Book-Entry Certificate:  All Classes of Certificates other than the Physical Certificates.

                  Business  Day:  Any day other  than (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions  in the State of North  Carolina,  the State of New York, the state in which the servicing  offices of the Servicer is located or the state in which the  Corporate  Trust Office is located are required or authorized by law or executive order to be closed.

                  Certificate:  Any of the Wachovia Asset Funding Trust,  LLC Mortgage  Pass-Through  Certificates,
Series 200  -   that are issued pursuant to this Agreement.

                  Certificate  Account:  The  separate  Eligible  Account  created  and  maintained  by the Trustee pursuant to Section  3.08(c) in the name of the Trustee for the benefit of the  Certificateholders  and  designated
“     , in trust for registered  holders of Wachovia Asset Funding Trust, LLC Mortgage  Pass-Through  Certificates,
Series  200  -  .”  Funds in the  Certificate  Account  shall be held in trust for the  Certificateholders  for the uses and purposes set forth in this Agreement.

                  Certificate  Balance:  With respect to any  Certificate at any date, the maximum dollar amount of principal to which the Holder  thereof is then  entitled  hereunder,  such amount being equal to the product of the
Percentage  Interest of such  Certificate and the Class  Certificate  Balance of the Class of Certificates of which such Certificate is a part.

                  Certificate Custodian:  Initially,       ;  thereafter any other Certificate Custodian acceptable
to the Depository and selected by the Trustee.

                  Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of a Book-Entry  Certificate.  With respect to any  Definitive  Certificate,  the  Certificateholder  of such
Certificate.

                  Certificate Register:  The register maintained pursuant to Section 6.02.

                  Certificate Registrar:  The registrar appointed pursuant to Section 6.02.

                  Certificateholder:  The Person in whose  name a  Certificate  is  registered  in the  Certificate
Register,  except that,  solely for the purpose of giving any consent  pursuant to this Agreement,  any Certificate registered  in the  name of the  Depositor,  the  Servicer  or any  affiliate  thereof  shall be  deemed  not to be outstanding  and the  Percentage  Interest and Voting Rights  evidenced  thereby shall not be taken into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights,  as the case may be, necessary to effect any such consent has been  obtained,  unless such entity is the  registered  owner of the entire Class of
Certificates,  provided that the Trustee shall not be  responsible  for knowing that any  Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

                  Class:  As to the  Certificates,  the Class A-1,  Class A-2,  Class  A-3,  Class A-4,  Class A-5,
Class A-6, Class A-PO,  Class A-WIO,  Class A-R, Class A-LR,  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5
and Class B-6 Certificates, as the case may be.

                  Class A  Certificates:  The Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5, Class A-6,
Class A-PO, Class A-WIO, Class A-R and Class A-LR Certificates.

                  Class A-5  Notional  Amount:  As to any  Distribution  Date and the Class A-5  Certificates,  the
Class Certificate Balance of the Class A-4 Certificates.

                  Class A-PO  Deferred  Amount:  As to any  Distribution  Date prior to the Senior  Credit  Support
Depletion  Date,  the aggregate of the  applicable PO Percentage of each Realized Loss to be allocated to the Class
A-PO  Certificates on such  Distribution  Date or previously  allocated to the Class A-PO  Certificates and not yet paid to the  Holders of the Class  A-PO  Certificates  pursuant  to Section  5.02(a)(iii)  and the amount  (without duplication) of any reduction in the Class Certificate  Balance of the Class A-PO Certificates  pursuant to Section
5.03(b).

                  Class A-WIO Notional Amount:  As to any Distribution Date and the Class A-WIO  Certificates,  the
aggregate  Stated  Principal  Balances of the Premium  Mortgage  Loans on the Due Date in the month  preceding  the month of such Distribution.

                  Class B  Certificates:  The Class B-1,  Class B-2,  Class B-3, Class B-4, Class B-5 and Class B-6
Certificates.

                  Class  Certificate  Balance:  With respect to any Class (other than the Class A-5 and Class A-WIO
Certificates) and any date of determination,  the Initial Class Certificate  Balance of such Class minus the sum of
(i) all  distributions of principal made with respect thereto,  (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a),  and (iii) all other  reductions in Class  Certificate  Balance  previously  allocated  thereto pursuant to Section 5.03(b).  The Class A-5 and Class A-WIO  Certificates are  Interest-Only  Certificates and have no Class Certificate Balance.

                  Class  Interest  Shortfall:  For any  Distribution  Date and  each  interest-bearing  Class,  the amount by which Accrued  Certificate  Interest for such Class (as reduced  pursuant to Section 5.02(c)) exceeds the amount of interest  actually  distributed  on such Class on such  Distribution  Date  pursuant to clause (i) of the definition of “Interest Distribution Amount.”

                  Class Unpaid Interest  Shortfall:  As to any Distribution Date and each  interest-bearing  Class, the amount by which the aggregate  Class  Interest  Shortfalls for such Class on prior  Distribution  Dates exceeds the amount of interest  actually  distributed  on such Class on such prior  Distribution  Dates  pursuant to clause
(ii) of the definition of “Interest Distribution Amount.”

                  Closing Date:       , 200 .

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Commission:  The United States Securities and Exchange Commission.

                  Compensating Interest:  As defined in Section 3.17.

                  Co-op Shares:  Shares issued by private non-profit housing corporations.

                  Corporate  Trust Office:  The  principal  office of the Trustee at which at any  particular  time its certificate  transfer  services are conducted,  which office at the date of the execution of this instrument is
located at      ,      ,      , Attention:       .

                  Corresponding  Upper-Tier  Class  or  Classes:  As to  the  following  Uncertificated  Lower-Tier
Interests, the Corresponding Upper-Tier Class or Classes, as follows:

Uncertificated Lower-Tier Interest                     Corresponding Upper-Tier Class or Classes
Class A-L1 Interest                                    Class A-1 Certificates, Class A-2 Certificates and Class A-6
                                                       Certificates
Class A-L3 Interest                                    Class A-3 Certificates
Class A-L4 Interest                                    Class A-4 Certificates and Class A-5 Certificates
Class A-LPO Interest                                   Class A-PO Certificates
Class A-LUR Interest                                   Class A-R Certificate
Class A-LWIO Interest                                  Class A-WIO Certificates
Class B-L1 Interest                                    Class B-1 Certificates
Class B-L2 Interest                                    Class B-2 Certificates
Class B-L3 Interest                                    Class B-3 Certificates
Class B-L4 Interest                                    Class B-4 Certificates
Class B-L5 Interest                                    Class B-5 Certificates
Class B-L6 Interest                                    Class B-6 Certificates

                  Custodian:  Initially,  the Trustee,  and thereafter the Custodian,  if any, hereafter  appointed by the Trustee  pursuant to Section 9.12.  The  Custodian may (but need not) be the Trustee or any Person  directly or indirectly  controlling  or controlled  by or under common  control of either of them.  Neither the Servicer nor the  Depositor,  nor any Person  directly or indirectly  controlling  or controlled by or under common control with any such Person may be appointed Custodian.

                  Customary Servicing  Procedures:  With respect to the Servicer,  procedures (including collection procedures) that the Servicer  customarily employs and exercises in servicing and administering  mortgage loans for its own  account  and which are in  accordance  with  accepted  mortgage  servicing  practices  of prudent  lending institutions  servicing  mortgage  loans of the same type as the Mortgage Loans in the  jurisdictions  in which the related Mortgaged Properties are located.

                  Cut-Off Date:       , 200  .

                  Cut-Off Date Pool  Principal  Balance:  The aggregate of the Cut-Off Date  Principal  Balances of
the Mortgage Loans which is $     .

                  Cut-Off Date Principal  Balance:  As to any Mortgage Loan, the unpaid  principal  balance thereof as of the close of business on the Cut-Off Date,  reduced by all  installments of principal due on or prior thereto whether or not paid.

                  Debt Service  Reduction:  As to any Mortgage Loan and any  Determination  Date, the excess of (i)
the Monthly  Payment due on the related Due Date under the terms of such  Mortgage Loan over (ii) the amount of the monthly  payment of principal  and/or  interest  required to be paid with respect to such Due Date by the Mortgagor as  established  by a  court  of  competent  jurisdiction  (pursuant  to  an  order  which  has  become  final  and nonappealable)  as a result of a proceeding  initiated  by or against the related  Mortgagor  under the  Bankruptcy
Code,  as amended from time to time (11 U.S.C.);  provided  that no such excess shall be  considered a Debt Service
Reduction  so long as (a)  the  Servicer  is  pursuing  an  appeal  of the  court  order  giving  rise to any  such modification  and (b)(1) such Mortgage Loan is not in default with respect to payment due  thereunder in accordance with the terms of such  Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly  Payments are being  advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

                  Debt  Service  Reduction  Mortgage  Loan:  Any  Mortgage  Loan that  became the subject of a Debt
Service Reduction.

                  Defective  Mortgage  Loan:  Any  Mortgage  Loan which is  required  to be cured,  repurchased  or substituted for pursuant to Sections 2.02 or 2.04.

                  Deficient  Valuation:  As to any Mortgage Loan and any Determination  Date, the excess of (i) the then outstanding  indebtedness  under such Mortgage Loan over (ii) the secured valuation  thereof  established by a court of competent  jurisdiction  (pursuant to an order which has become final and  nonappealable) as a result of a proceeding  initiated by or against the related  Mortgagor under the Bankruptcy  Code, as amended from time to time
(11 U.S.C.),  pursuant to which such  Mortgagor  retained  such  Mortgaged  Property;  provided that no such excess shall be  considered  a Deficient  Valuation  so long as (a) the  Servicer is pursuing an appeal of the court order giving rise to any such  modification  and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder  in  accordance  with the terms of such  Mortgage  Loan as in effect on the Cut-Off  Date or (2) Monthly
Payments are being  advanced by the Servicer in  accordance  with the terms of such  Mortgage  Loan as in effect on the Cut-Off Date.

                  Deficient  Valuation  Mortgage  Loan:  Any  Mortgage  Loan that became the subject of a Deficient
Valuation.

                  Definitive Certificates:  As defined in Section 6.02(c)(iii).

                  Depositor:  Wachovia Asset Funding  Trust,  LLC, a Delaware  limited  liability  company,  or its successor in interest, as depositor of the Trust Estate.

                  Depository:  The  Depository  Trust  Company,  the  nominee  of  which  is  Cede  & Co.,  as the registered  Holder of the  Book-Entry  Certificates  or any successor  thereto  appointed in  accordance  with this
Agreement.  The Depository  shall at all times be a “clearing  corporation”  as defined in Section  8-102(3) of the
Uniform Commercial Code of the State of New York.

                  Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the
Depository.

                  Determination  Date:  As to any  Distribution  Date,  the  16th day of the  month of the  related
Distribution  Date or, if such 16th day is not a Business  Day, the Business Day  immediately  preceding  such 16th day.

                  Discount  Mortgage  Loan:  Any Mortgage Loan with a Net Mortgage  Interest Rate that is less than
________% per annum.

                  Distribution  Date:  The   th day of each month  beginning in       200   (or, if such day is not
a Business Day, the next Business Day).

                  Due Date:  As to any  Distribution  Date and each  Mortgage  Loan,  the first day in the calendar month of such Distribution Date.

                  Eligible  Account:  Any of (i) an  account  or  accounts  maintained  with  (a)       ,  or (b) a
federal or state chartered  depository  institution or trust company the short-term  unsecured debt  obligations of which (or, in the case of a depository  institution or trust company that is the principal  subsidiary of a holding company,  the debt obligations of such holding company) have the highest  short-term  ratings of each Rating Agency at the time any amounts are held on deposit  therein,  or (ii) an account or accounts in a  depository  institution or trust  company in which such  accounts are insured by the FDIC (to the limits  established  by the FDIC) and the uninsured  deposits in which  accounts  are  otherwise  secured  such that,  as  evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the  Certificateholders  have a claim with respect to the funds in such account or a perfected first priority  security  interest against any collateral (which shall be limited to
Permitted  Investments)  securing such funds that is superior to claims of any other depositors or creditors of the depository  institution or trust company in which such account is maintained,  or (iii) a trust account or accounts maintained  with the trust  department of a federal or state  chartered  depository  institution  or trust company, acting in its fiduciary  capacity or (iv) any other account  acceptable to each Rating  Agency.  Eligible  Accounts may bear interest and may include,  if otherwise  qualified  under this  definition,  accounts  maintained with the
Trustee.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificates:  Any Class B-4, Class B-5, or Class B-6 Certificate.

                  Escrow Account:  As defined in Section 3.09.

                  Escrow  Payments:  The  amounts  constituting  taxes,   assessments,   Primary  Insurance  Policy
premiums,  fire and  hazard  insurance  premiums  and other  payments  as may be  required  to be  escrowed  by the
Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                  Event of Default:  As defined in Section 8.01.

                  Excess  Proceeds:  With respect to any Liquidated  Mortgage  Loan,  the amount,  if any, by which the sum of any  Liquidation  Proceeds of such Mortgage  Loan received in the calendar  month in which such Mortgage
Loan  became  a  Liquidated  Mortgage  Loan,  net  of  any  amounts  previously   reimbursed  to  the  Servicer  as
Nonrecoverable  Advance(s)  with respect to such Mortgage Loan  pursuant to Section  3.11(a)(iii),  exceeds (i) the unpaid  principal  balance of such Liquidated  Mortgage Loan as of the Due Date in the month in which such Mortgage
Loan became a Liquidated  Mortgage Loan plus (ii) accrued interest at the Mortgage  Interest Rate from the Due Date as to which  interest  was last paid or for which a Periodic  Advance was made (and not  reimbursed)  up to the Due
Date applicable to the  Distribution  Date  immediately  following the calendar month during which such liquidation occurred.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant to Section 10.01.

                  Financial  Market  Service:  Bloomberg  Financial  Service  and any other  financial  information provider designated by the Depositor by written notice to the Trustee.

                  FIRREA:  The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

                  [Fitch:  Fitch Ratings, and its successors in interest.]

                  FNMA:  Fannie Mae, or any successor thereto.

                  Fractional Interest:  As defined in Section 5.02(d).

                  Holder:  A Certificateholder.

                  Independent:  When used with  respect to any  specified  Person means such a Person who (i) is in fact  independent  of the  Depositor  and the  Servicer,  (ii) does not have any direct  financial  interest or any material  indirect  financial  interest in the Depositor or the Servicer or in an affiliate of either of them,  and
(iii) is not  connected  with the  Depositor  or the  Servicer  as an  officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

                  Initial Class  Certificate  Balance:  As to each Class of Certificates  (other than the Class A-5 and Class A-WIO  Certificates),  the Class Certificate  Balance set forth in the Preliminary  Statement.  The Class
A-5 and Class A-WIO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

                  Initial Notional  Amount:  As to each Class of  Interest-Only  Certificates,  the Notional Amount
set forth in the Preliminary Statement.

                  Insurance  Policy:  With respect to any Mortgage Loan  included in the Trust Estate,  any related insurance  policy,  including all riders and endorsements  thereto in effect,  including any replacement  policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds paid by an insurer pursuant to any Insurance  Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

                  Insured  Expenses:  Expenses  covered by an Insurance  Policy or any other insurance  policy with respect to the Mortgage Loans.

                  Interest  Accrual  Period:  As to any  Distribution  Date and each Class of  Certificates  (other than the Class A-4, Class A-5 and A-PO  Certificates),  the period from and including the first day of the calendar month  preceding the calendar  month of such  Distribution  Date to but not including the first day of the calendar month of such  Distribution  Date. As to any Distribution  Date and the Class A-4 and Class A-5  Certificates,  the
period  from and  including  the         day of the  calendar  month  preceding  the  calendar  month in which such
Distribution  Date occurs and ending on the           day of the  calendar  month in which such  Distribution  Date occurs.

                  Interest  Distribution  Amount:  For any Distribution Date and each  interest-bearing  Class, the sum of (i) the Accrued  Certificate  Interest,  subject to reduction pursuant to Section 5.02(c) and (ii) any Class
Unpaid Interest Shortfall for such Class.

                  Interest-Only  Certificates:  Any Class of Certificates  entitled to  distributions  of interest, but no  distributions  of  principal.  The  Class  A-5 and  Class  A-WIO  Certificates  are  the  only  Classes  of
Interest-Only Certificates.

                  LIBOR:  As to any  Distribution  Date, the arithmetic mean of the London  Interbank  offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.09.

                  LIBOR  Business  Day: Any  Business  Day on which banks are open for dealing in foreign  currency and exchange in London, England, the City of New York and the State where the Corporate Trust Office is located.

                  LIBOR Certificates:  Any of the Class A-4 and Class A-5 Certificates.

                  Liquidated  Mortgage  Loan:  With respect to any  Distribution  Date, a defaulted  Mortgage  Loan
(including any REO Property) that was  liquidated in the calendar  month  preceding the month of such  Distribution
Date and as to which the  Servicer has  certified  (in  accordance  with this  Agreement)  that it has received all proceeds it expects to receive in  connection  with the  liquidation  of such  Mortgage  Loan  including  the final disposition of an REO Property.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete  liquidation of defaulted Mortgage Loans,  whether through trustee’s sale,  foreclosure sale or otherwise or amounts  received in connection with any  condemnation or partial release of a Mortgaged  Property and any other proceeds  received in connection  with an REO Property,  less the sum of related  unreimbursed  Servicing
Fees and Advances.

                  Loan-to-Value  Ratio:  With  respect  to any  Mortgage  Loan and any date of  determination,  the fraction,  expressed as a percentage,  the numerator of which is the outstanding  principal  balance of the related
Mortgage Loan at the date of  determination  and the  denominator  of which is the  Appraised  Value of the related
Mortgaged Property.

                  Lower-Tier Distribution Amount:  As defined in Section 5.02(a).

                  Lower-Tier  REMIC:  As defined in the Preliminary  Statement,  the assets of which consist of the
Mortgage  Loans,  such  amounts  as shall  from  time to time be held in the  Certificate  Account,  the  insurance policies,  if any,  relating  to a Mortgage  Loan and  property  which  secured a Mortgage  Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

                  MERS:  As defined in Section 2.01(b)(iii).

                  Monthly  Payment:  The  scheduled  monthly  payment  on a  Mortgage  Loan  due  on any  Due  Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise  specified herein,  shall give effect to any related Debt Service  Reduction  and any Deficient  Valuation  that affects the amount of the monthly payment due on such Mortgage Loan.

                  Mortgage:  The mortgage,  deed of trust or other instrument  creating a first lien on a Mortgaged
Property securing a Mortgage Note or creating a first lien on a leasehold interest.

                  Mortgage  File:  The  mortgage  documents  listed in  Section  2.01  pertaining  to a  particular
Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage  Interest  Rate:  As to any  Mortgage  Loan,  the per annum  rate of  interest  at which interest  accrues on the  principal  balance of such  Mortgage  Loan in  accordance  with the terms of the  related
Mortgage Note.

                  Mortgage Loan Purchase  Agreement:  The Mortgage Loan  Purchase  Agreement,  dated      ,  200  ,
between the      , as seller, and the Depositor, as purchaser.

                  Mortgage  Loan  Schedule:  The list of  Mortgage  Loans  (as  from  time to time  amended  by the
Servicer to reflect the  addition of  Substitute  Mortgage  Loans and the  deletion  of  Defective  Mortgage  Loans pursuant to the  provisions  of this  Agreement)  transferred  to the Trustee as part of the Trust  Estate and from time to time subject to this  Agreement,  attached  hereto as Exhibit D,  setting  forth the following  information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying  number;  (ii) a code indicating  whether the
Mortgaged  Property is  owner-occupied;  (iii) the property  type for each  Mortgaged  Property;  (iv) the original months to maturity or the  remaining  months to maturity  from the Cut-Off  Date;  (v) the  Loan-to-Value  Ratio at origination;  (vi) the Mortgage  Interest  Rate;  (vii) the date on which the first Monthly  Payment was due on the
Mortgage  Loan,  and,  if such date is not the Due Date  currently  in  effect,  such Due Date;  (viii)  the stated
maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the  paid-through  date; (xi) the original  principal amount of the Mortgage Loan;  (xii) the principal  balance of the Mortgage Loan as of the close of business on the Cut-Off  Date,  after  application  of payments of principal  due on or before the Cut-Off Date, whether or not  collected,  and after  deduction of any payments  collected  of scheduled  principal  due after the
Cut-Off  Date;  (xiii)  a  code  indicating  the  purpose  of the  Mortgage  Loan;  (xiv)  a  code  indicating  the documentation  style;  and (xv) the  Appraised  Value.  With respect to the Mortgage  Loans in the  aggregate,  the
Mortgage  Loan  Schedule  shall set forth the  following  information,  as of the Cut-Off  Date:  (i) the number of
Mortgage  Loans;  (ii) the  current  aggregate  outstanding  principal  balance of the  Mortgage  Loans;  (iii) the weighted  average  Mortgage Rate of the Mortgage  Loans;  and (iv) the weighted  average  months to maturity of the
Mortgage Loans.

                  Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to
Section 2.01 as from time to time are held as a part of the Trust Estate  (including any Substitute  Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

                  Mortgage  Note: The originally  executed note or other  evidence of  indebtedness  evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

                  Mortgaged  Property:  The underlying  property  securing a Mortgage Loan, which may include Co-op
Shares or residential long-term leases.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Mortgage  Interest  Rate:  As to any  Mortgage  Loan and  Distribution  Date,  such  Mortgage
Loan’s  Mortgage  Interest  Rate  thereon  on the  first  day of the  month  preceding  the  month  of the  related
Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

                  Non-PO  Percentage:  As to any Discount  Mortgage  Loan, a fraction  (expressed as a percentage), the  numerator of which is the Net Mortgage  Interest Rate of such Discount  Mortgage Loan and the  denominator  of
which is            %.  As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

                  Non-PO  Principal  Amount:  As to  any  Distribution  Date,  the  sum of  the  applicable  Non-PO
Percentage  of (a) the  principal  portion of each  Monthly  Payment due on each  Mortgage  Loan on the related Due
Date, (b) the Stated Principal  Balance,  as of the date of repurchase,  of each Mortgage Loan that was repurchased by the Depositor  pursuant to this Agreement as of such Distribution  Date, (c) any Substitution  Adjustment Amount
in connection with a Defective  Mortgage Loan received with respect to such Distribution  Date, (d) any Liquidation
Proceeds  allocable to  recoveries  of  principal  of Mortgage  Loans that are not yet  Liquidated  Mortgage  Loans received  during the  calendar  month  preceding  the month of such  Distribution  Date,  (e) with  respect to each
Mortgage  Loan that  became a  Liquidated  Mortgage  Loan during the  calendar  month  preceding  the month of such
Distribution  Date, the amount of Liquidation  Proceeds  allocable to principal  received during the calendar month preceding  the  month  of  such  Distribution  Date  with  respect  to such  Mortgage  Loan  and (f) all  Principal
Prepayments received during the calendar month preceding the month of such Distribution Date.

                  Non-Supported  Interest  Shortfalls:  As to any Distribution  Date, the amount,  if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

                  Non-U.S. Person:  A Person other than a U.S. Person.

                  Nonrecoverable  Advance:  Any  portion of an Advance  previously  made or  proposed to be made in respect of a Mortgage Loan which has not been  previously  reimbursed and which,  in the good faith judgment of the
Servicer,  will not or, in the case of a proposed  Advance,  would not be ultimately  recoverable  from the related
Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

                  Notional   Amount:   With  respect  to:  (i)  the  Class  A-5   Certificates   and  any  date  of
determination,  the Class A-5 Notional Amount and (ii) the Class A-WIO  Certificates and any date of determination, the Class A-WIO Notional Amount.

                  Offered Certificates:  The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

                  Officer’s  Certificate:  A certificate  signed by the Chairman of the Board, Vice Chairman of the
Board,  President or a Vice  President and by the  Treasurer,  the Secretary or one of the Assistant  Treasurers or
Assistant  Secretaries,  or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

                  Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee,  who may be counsel for the Depositor or the Servicer,  except that any opinion of counsel  relating to the  qualification of the Trust
Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  Original  Fractional  Interest:  With  respect to each of the  following  Classes of  Subordinate
Certificates, the corresponding percentage described below, as of the Closing Date:

                                    Class B-1%
                                    Class B-2%
                                    Class B-3%
                                    Class B-4%
                                    Class B-5%
                                    Class B-6%
                  Original Subordinate Certificate Balance: $     .

                  OTS:  The Office of Thrift Supervision.

                  Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage  Loan which was not the subject of a
Principal  Prepayment  in Full prior to such Due Date,  which did not become a  Liquidated  Mortgage  Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

                  Ownership  Interest:  As  to  any  Certificate,  any  ownership  or  security  interest  in  such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through  Rate:  As to each Class of  interest-bearing  Certificates,  the per annum rate set forth in the Preliminary Statement.

                  Paying Agent:  As defined in Section 9.13.

                  Percentage  Interest:  As to any  Certificate,  the  percentage  obtained by dividing the initial
Certificate  Balance  of  such  Certificate  (or  the  initial  notional  amount  for a Class  A-5 or  Class  A-WIO
Certificate) by the Initial Class Certificate  Balance or Initial Notional Amount,  as applicable,  of the Class of which such Certificate is a part.

                  Periodic  Advance:  The  payment  required  to be  made  by  the  Servicer  with  respect  to any
Distribution  Date  pursuant  to Section  3.18,  the amount of any such  payment  being equal to the  aggregate  of
Monthly  Payments (net of the Servicing  Fee) on the Mortgage  Loans  (including any REO Property) that were due on the related Due Date and not  received as of the close of  business  on the related  Determination  Date,  less the
aggregate  amount  of  any  such  delinquent   payments  that  the  Servicer  has  determined  would  constitute  a
Nonrecoverable Advance if advanced.

                  Permitted Investments:  One or more of the following:

(i)      obligations  of or  guaranteed  as to principal  and  interest by the United  States,  FHLMC,  FNMA or any agency or  instrumentality  of the United  States when such  obligations  are backed by the full faith and credit of the United  States;  provided that such  obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage  participation  certificates  other than investments in  mortgage-backed  or mortgage  participation  securities with yields  evidencing  extreme  sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

(ii)     repurchase  agreements  on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition  thereof with a corporation  incorporated  under the laws of the United States or any
         state thereof rated not lower than “     ” by       and “     ” by      ;

(iii)    federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers’  acceptances (which shall each have an original  maturity  of not more than 90 days and, in the case of bankers’  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than
         30 days)  denominated  in United  States  dollars  of any U.S.  depository  institution  or trust  company
         incorporated  under the laws of the United  States or any state  thereof,  rated not lower than “     ” by
               and “     ” by      ;

(iv)     commercial  paper (having original  maturities of not more than 365 days) of any corporation  incorporated
         under the laws of the United  States or any state  thereof  which is rated not lower than “     ” by
         and “     ” by      ;

(v)      investments in money market funds  (including  funds of the Trustee or its affiliates,  or funds for which an  affiliate of the Trustee  acts as advisor,  as well as funds for which the Trustee and its  affiliates
         may receive  compensation)  rated either  “     ” by       and “     ” by       or  otherwise  approved in
         writing by each Rating Agency; and

(vi)     other  obligations  or  securities  that are  acceptable  to each Rating  Agency and, as  evidenced  by an
         Opinion of Counsel  obtained by the  Servicer,  will not affect the  qualification  of the Trust Estate as two separate REMICs;

provided,  however,  that no instrument  shall be a Permitted  Investment if it represents  either (a) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (b) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying obligations.

                  Permitted  Transferee:  Any  Person  other  than  (i) the  United  States,  or any  State  or any political  subdivision  thereof,  or  any  agency  or  instrumentality  of any of  the  foregoing,  (ii) a  foreign government,  international  organization  or any agency or  instrumentality  of either of the  foregoing,  (iii) an organization  which is exempt from tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers’  cooperatives  described in Code Section
521),  (iv) rural electric and telephone  cooperatives  described in Code Section  1381(a)(2)(C)  and (v) any other
Person so  designated  by the  Servicer  based on an Opinion of Counsel  to the effect  that any  transfer  to such
Person may cause the Trust or any other Holder of a Residual  Certificate  to incur tax liability that would not be imposed  other  than  on  account  of  such  transfer.  The  terms  “United  States,”  “State”  and  “international organization” shall have the meanings set forth in Code Section 7701 or successor provisions.

                  Person:  Any individual,  corporation,  limited liability  company,  partnership,  joint venture, association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

                  Physical  Certificates:  The  Class  A-R,  Class  A-LR,  Class  B-4,  Class  B-5  and  Class  B-6
Certificates.

                  Plan:  As defined in Section 6.02(e).

                  PO  Percentage:  As to any Discount  Mortgage  Loan,  100% minus the Non-PO  Percentage  for such
Mortgage Loan.  As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

                  PO Principal  Amount:  As to any  Distribution  Date,  the sum of the applicable PO Percentage of
(a) the  principal  portion of each  Monthly  Payment due on each  Mortgage  Loan on the related Due Date,  (b) the
Stated Principal Balance,  as of the date of repurchase,  of each Mortgage Loan that was repurchased by the related
Seller or the Depositor  pursuant to this Agreement as of such Distribution  Date, (c) any Substitution  Adjustment
Amount in connection  with any Defective  Mortgage Loan received with respect to such  Distribution  Date,  (d) any
Liquidation  Proceeds  allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated  Mortgage
Loans received  during the calendar month preceding the month of such  Distribution  Date, (e) with respect to each
Mortgage  Loan that  became a  Liquidated  Mortgage  Loan during the  calendar  month  preceding  the month of such
Distribution  Date,  the amount of  Liquidation  Proceeds  allocable  to  principal  received  with respect to such
Mortgage  Loan  during the  calendar  month  preceding  the month of such  Distribution  Date with  respect to such
Mortgage Loan and (f) all Principal  Prepayments  received  during the calendar  month  preceding the month of such
Distribution Date.

                  Pool  Distribution  Amount:  As to any  Distribution  Date,  the excess of (a) the sum of (i) the aggregate of (A) the interest  portion of any Monthly Payment (net of the Servicing Fee) and the principal  portion of any  Monthly  Payment  due on the Due Date in the month in which  such  Distribution  Date  occurs  and which is received  prior to the related  Determination  Date and (B) all  Periodic  Advances  and  payments of  Compensating
Interest made by the Servicer in respect of such  Distribution  Date  deposited to the Servicer  Custodial  Account pursuant to Section  3.08(b)(vii);  (ii) all Liquidation  Proceeds received during the preceding calendar month and deposited to the Servicer  Custodial  Account  pursuant to Section  3.08(b)(iii);  (iii) all Principal  Prepayments
received during the month  preceding the month of such  Distribution  Date and deposited to the Servicer  Custodial
Account pursuant to Section  3.08(b)(i)  during such period;  (iv) in connection with Defective  Mortgage Loans, as applicable,  the aggregate of the Repurchase  Prices and Substitution  Adjustment  Amounts deposited on the related
Remittance  Date  pursuant to Section  3.08(b)(vi);  and (v) any other  amounts in the Servicer  Custodial  Account deposited therein pursuant to Sections  3.08(b)(iv),  (v) and (viii) in respect of such Distribution Date; over (b)
any (i) amounts  permitted to be  withdrawn  from the Servicer  Custodial  Account  pursuant to clauses (i) through
(vii),  inclusive,  of Section  3.11(a) and (ii) amounts  permitted to be withdrawn  from the  Certificate  Account pursuant to clauses (i) and (ii) of Section 3.11(b).

                  Pool Stated  Principal  Balance:  As to any  Distribution  Date, the aggregate  Stated  Principal
Balances of all Mortgage  Loans that were  Outstanding  Mortgage  Loans  immediately  following the Due Date in the month of such Distribution Date.

                  Premium  Mortgage Loan:  Any Mortgage Loan with a Net Mortgage  Interest Rate that is equal to or
more than      % per annum.

                  Prepayment  Interest  Shortfall:  As to any Distribution Date and each Mortgage Loan subject to a
Principal  Prepayment  received during the calendar month preceding such Distribution  Date, the amount, if any, by which one month’s  interest at the related  Mortgage  Interest  Rate (net of the Servicing  Fee) on such  Principal
Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

                  Primary   Insurance  Policy:   Each  policy  of  primary  mortgage  guaranty   insurance  or  any
replacement  policy  therefor with respect to any Mortgage  Loan,  in each case issued by an insurer  acceptable to
FNMA or FHLMC.

                  Principal-Only  Certificates:  Any Class of Certificates  entitled to distributions of principal, but to no distributions of interest.  The Class A-PO Certificates are the only Principal-Only Certificates.

                  Principal  Prepayment:  Any payment or other  recovery  of  principal  on a Mortgage  Loan (other than  Liquidation  Proceeds)  which is received in advance of its scheduled Due Date and is not  accompanied  by an amount of interest  representing  scheduled  interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal  Prepayment in Full:  Any Principal  Prepayment  of the entire  principal  balance of a
Mortgage Loan.

                  Priority Amount:  As to any Distribution  Date, the lesser of (i) the Class  Certificate  Balance of the Class A-6 Certificates  and (ii) the product of (a) the Shift  Percentage,  (b) the Priority  Percentage and
(c) the Non-PO Principal Amount.

                  Priority  Percentage:  As to any  Distribution  Date, the percentage  equivalent  (carried to six places  rounded  up) of a  fraction  the  numerator  of which is the  Class  Certificate  Balance  of the Class A-6
Certificates  immediately  prior  to such  date  and  the  denominator  of  which  is the  aggregate  of the  Class
Certificate  Balances of all Classes of Certificates (other than the Class A-PO Certificates)  immediately prior to such date.

                  Private Certificates:  The Class B-4, Class B-5 and Class B-6 Certificates.

                  Pro Rata Share: As to any  Distribution  Date and any Class of Subordinate  Certificates  that is not a Restricted  Class,  the portion of the Subordinate  Principal  Distribution  Amount  allocable to such Class, equal to the product of the Subordinate  Principal  Distribution  Amount for such Distribution Date and a fraction, the  numerator  of which is the related  Class  Certificate  Balance  thereof and the  denominator  of which is the aggregate  Class  Certificate  Balance of the Subordinate  Certificates  that are not Restricted  Classes.  The Pro
Rata Share of a Restricted Class shall be 0%.

                  Qualified  Appraiser:  An appraiser of a Mortgaged  Property duly  appointed by the originator of the related  Mortgage Loan,  who had no interest,  direct or indirect,  in such  Mortgaged  Property or in any loan made on the security  thereof,  whose  compensation  is not affected by the approval or  disapproval of the related
Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

                  Rate  Determination  Date: As to any Distribution Date and any Class of LIBOR  Certificates,  the
second LIBOR  Business Day prior to the  beginning of the  applicable  Interest  Accrual  Period for such Class and such Distribution Date.

                  Rating  Agency:  Each of       and       .  If either  such  organization  or a  successor  is no
longer in existence,  “Rating Agency” shall be such  nationally  recognized  statistical  rating  organization,  or other  comparable  Person,  as is designated by the Depositor,  notice of which  designation  shall be given to the
Trustee.  References  herein  to a given  rating or rating  category  of a Rating  Agency  shall  mean such  rating category without giving effect to any modifiers.

                  Realized Loss:  With respect to each  Liquidated  Mortgage Loan, an amount as of the date of such liquidation,  equal to (i) the unpaid  principal  balance of the  Liquidated  Mortgage  Loan as of the date of such liquidation,  plus (ii) interest at the Net Mortgage  Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to  Certificateholders  up to the Due Date in the month in which  Liquidation
Proceeds are required to be  distributed  on the Stated  Principal  Balance of such  Liquidated  Mortgage Loan from time to time,  minus (iii) the Liquidation  Proceeds,  if any,  received during the month in which such liquidation occurred,  to the extent  applied as recoveries  of interest at the Net Mortgage  Interest Rate and to principal of the  Liquidated  Mortgage  Loan.  With  respect to each  Mortgage  Loan that has become the  subject of a Deficient
Valuation,  if the principal  amount due under the related Mortgage Note has been reduced,  the difference  between the principal  balance of the Mortgage  Loan  outstanding  immediately  prior to such  Deficient  Valuation and the principal  balance of the Mortgage Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage Loan that has become the subject of a Debt Service  Reduction and any  Distribution  Date, the amount,  if any, by which the principal portion of the related Monthly Payment has been reduced.

                  Record  Date:  The last day of the month (or, if such day is not a Business  Day,  the  preceding
Business Day) preceding the month of the related Distribution Date.

                  Refinance  Mortgage  Loan:  Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  Regular Certificates:  As defined in the Preliminary Statement hereto.

                  Regulation  AB:  Subpart  229.1100  -  Asset  Backed   Securities   (Regulation  AB),  17  C.F.R.
§§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

                  Relief Act:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended.

                  Relief Act Reduction:  With respect to any  Distribution  Date, for any Mortgage Loan as to which there has been a reduction  in the amount of interest  collectible  thereon for the most  recently  ended  calendar month as a result of the  application of the Relief Act or comparable  state  legislation,  the amount,  if any, by which  (i) interest  collectible  on such  Mortgage Loan for the most recently  ended  calendar  month is less than
(ii) interest  accrued  pursuant to the terms of the Mortgage  Note on the same  principal  amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

                  REMIC:  A “real estate  mortgage  investment  conduit”  within the meaning of Section 860D of the
Code.

                  REMIC   Certificate   Maturity  Date:  The  “latest  possible   maturity  date”  of  the  Regular
Certificates as that term is defined in Section 2.07.

                  REMIC  Provisions:  Provisions  of the federal  income tax law  relating to real estate  mortgage investment  conduits,  which  appear at Section 860A  through  860G of  Subchapter M of Chapter 1 of the Code,  and
related provisions,  and regulations promulgated  thereunder,  as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

                  Remittance  Date: As to any  Distribution  Date, by 2:00 p.m. Eastern time on the second Business
Day immediately preceding such Distribution Date.

                  REO Disposition Period:  As defined in Section 3.14.

                  REO  Proceeds:  Proceeds,  net of any related  expenses of the  Servicer,  received in respect of any REO Property  (including,  without  limitation,  proceeds  from the rental of the related  Mortgaged  Property)
which are received prior to the final liquidation of such Mortgaged Property.

                  REO  Property:  A  Mortgaged  Property  acquired by the  Servicer on behalf of the Trust  through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Repurchase  Price:  As to any  Defective  Mortgage  Loan  repurchased  on any  date  pursuant  to
Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid  principal  balance thereof and (ii) the unpaid accrued  interest  thereon at the  applicable  Mortgage  Interest Rate from the Due Date to which interest was last paid by the  Mortgagor  to the first day of the  month  following  the month in which  such  Mortgage  Loan  became eligible to be repurchased.

                  Request for  Release:  The Request for Release  submitted  by the  Servicer to the Trustee or the
Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

                  Required  Insurance  Policy:  With respect to any Mortgage  Loan,  any insurance  policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

                  Reserve Interest Rate:  As defined in Section 5.09.

                  Residual Certificates:  The Class A-R and Class A-LR Certificates.

                  Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any  Assistant  Secretary,  any Trust  Officer or  Assistant  Trust  Officer,  or any other  officer of the Trustee customarily  performing  functions  similar to those performed by any of the above  designated  officers and having responsibility for the administration of this Agreement.

                  Restricted Classes:  As defined in Section 5.02(d).

                  Securitization  Transaction:  Any  transaction  involving  a sale or other  transfer  of mortgage loans directly or indirectly to an issuing entity in connection  with an issuance of publicly  offered or privately placed, rated or unrated mortgage-backed securities.

                  [S&P:  Standard & Poor’s,  a Division of The McGraw-Hill  Companies,  Inc., and its successors in interest.]

                  Seller:       ,  a      ,  or its  successor in interest,  as seller of the Mortgage  Loans under the Mortgage Loan Purchase Agreement.

                  Senior Certificates:  The Class A Certificates.

                  Senior  Credit  Support  Depletion  Date:  The  date on which  the  aggregate  Class  Certificate
Balance of the Subordinate Certificates is reduced to zero.

                  Senior  Percentage:  With respect to any  Distribution  Date, the percentage,  carried six places rounded up, obtained by dividing the aggregate Class  Certificate  Balance of the Senior  Certificates (other  than the Class A-PO  Certificates)  immediately  prior to such  Distribution  Date by the  aggregate  Class  Certificate
Balance  of all  Classes  of  Certificates  (other  than the Class  A-PO  Certificates)  immediately  prior to such
Distribution Date.

                  Senior  Prepayment  Percentage:  For any Distribution Date during the five years beginning on the
first  Distribution  Date,       %.  The Senior  Prepayment  Percentage for any  Distribution  Date occurring on or after the fifth anniversary of the first  Distribution  Date will,  except as provided herein,  be as follows:  for
any  Distribution  Date in the first  year  thereafter,  the  Senior  Percentage  plus       %  of the  Subordinate
Percentage  for such  Distribution  Date;  for any  Distribution  Date in the second  year  thereafter,  the Senior
Percentage plus      % of the Subordinate  Percentage for such Distribution  Date; for any Distribution Date in the
third year  thereafter,  the Senior  Percentage  plus      % of the  Subordinate  Percentage for such  Distribution
Date;  for any  Distribution  Date in the  fourth  year  thereafter,  the  Senior  Percentage  plus       %  of the
Subordinate  Percentage  for such  Distribution  Date;  and for any  Distribution  Date in the fifth or later years thereafter,  the Senior Percentage for such Distribution  Date (unless on any of the foregoing  Distribution  Dates the Senior Percentage  exceeds the initial Senior  Percentage,  in which case the Senior Prepayment  Percentage for such  Distribution  Date will once again equal  100%).  Notwithstanding  the  foregoing,  no decrease in the Senior
Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

                  Senior Principal  Distribution  Amount:  As to any  Distribution  Date, the sum of (i) the Senior
Percentage  of the  applicable  Non-PO  Percentage  of all  amounts  described  in clauses  (a)  through (d) of the definition of “Non-PO Principal  Amount” for such  Distribution  Date and (ii) the Senior Prepayment  Percentage of
the  applicable  Non-PO  Percentage  of the amounts  described in clauses (e) and (f) of the  definition of “Non-PO
Principal Amount” for such Distribution Date.

                  Senior  Step  Down  Conditions:  As of any  Distribution  Date as to which  any  decrease  in the
Senior Prepayment Percentage applies, (i) the outstanding  principal balance of all Mortgage Loans (including,  for this purpose,  any Mortgage  Loans in  foreclosure  or any REO Property)  delinquent 60 days or more (averaged over the preceding six month period),  as a percentage of the aggregate  Class  Certificate  Balance of the  Subordinate
Certificates  (averaged  over  the  preceding  six-month  period),  is not  equal  to or  greater  than 50% or (ii)
cumulative  Realized  Losses with  respect to the  Mortgage  Loans as of the  applicable  Distribution  Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                                          Percentage of
                                                                       Original Subordinate
                Distribution Date Occurring                            Certificate Balance
                  20   through        20%
                  20   through        20%
                  20   through        20%
                  20   through        20%
                  20   and thereafter                                           %

                  Servicer:       ,  a      ,  or its  successor  in  interest,  in its capacity as servicer of the
Mortgage Loans, or any successor servicer appointed as herein provided.

                  Servicer  Advance Date: As to any Distribution  Date,  11:30 a.m.,  Eastern time, on the Business
Day immediately preceding such Distribution Date.

                  Servicer  Custodial  Account:  The separate  Eligible  Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

                  Servicer’s Certificate:  The monthly report required by Section 4.01.

                  Servicing  Advances:  All customary,  reasonable and necessary “out of pocket” costs and expenses incurred in the  performance by the Servicer of its servicing  obligations,  including,  but not limited to (i) the preservation,  restoration  and  protection of a Mortgaged  Property,  (ii) expenses  reimbursable  to the Servicer pursuant  to  Section  3.14  and any  enforcement  or  judicial  proceedings,  including  foreclosures,  (iii)  the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

                  Servicing  Criteria:  The  “servicing  criteria” set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Fee: With respect to each Mortgage Loan and  Distribution  Date, the amount of the fee payable to the Servicer,  which shall,  for such  Distribution  Date, be equal to one-twelfth of the product of the
Servicing  Fee Rate with respect to such  Mortgage Loan and the Stated  Principal  Balance of such  Mortgage  Loan, subject to  reduction  as provided in Section  3.17.  Such fee shall be payable  monthly,  computed on the basis of the same Stated  Principal  Balance and period  respecting which any related interest payment on a Mortgage Loan is computed.  The  Servicer’s  right to receive the Servicing Fee is limited to, and payable solely from, the interest portion  (including  recoveries  with respect to interest  from  Liquidation  Proceeds and other  proceeds,  to the extent permitted by Section 3.11) of related Monthly Payments  collected by the Servicer,  or as otherwise provided under Section 3.11.

                  Servicing  Fee Rate:  With  respect to each  Mortgage  Loan,  the per annum rate equal to (i) the
related Mortgage Interest Rate less (ii) the sum of      % and the Trustee Fee Rate;  provided,  however,  that the
Servicing Fee Rate will not be less than      % per annum with respect to any Mortgage Loan.

                  Servicing  File:  The items  pertaining  to a particular  Mortgage  Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

                  Servicing   Officer:   Any  officer  of  the  Servicer  involved  in,  or  responsible  for,  the administration  and servicing of the Mortgage  Loans whose name appears on a list of servicing  officers  furnished to the Trustee by the Servicer, as such list may from time to time be amended.

                  Shift Percentage:  As to any Distribution Date, the percentage indicated below:

  Distribution Date Occurring In                                        Shift Percentage
         20   through        20  .....................................         %
         20   through        20  .....................................         %
         20   through        20  .....................................         %
         20   through        20  .....................................         %
         20   through        20  .....................................         %
         20   and thereafter..........................................         %

                  Similar Law:  As defined in Section 6.02(e).

                  Stated  Principal  Balance:  As to any Mortgage Loan and date,  the unpaid  principal  balance of such Mortgage Loan as of the Due Date  immediately  preceding such date as specified in the  amortization  schedule at the time relating  thereto (before any adjustment to such  amortization  schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial  Principal  Prepayments and Liquidation
Proceeds  allocable to principal  (other than with respect to any  Liquidated  Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related  Mortgagor,  and after giving effect to any Deficient Valuation.

                  Subordinate Certificates:  The Class B Certificates.

                  Subordinate  Percentage:  As of any Distribution  Date, 100% minus the Senior Percentage for such
Distribution Date.

                  Subordinate  Prepayment  Percentage:   As  to  any  Distribution  Date,  100%  minus  the  Senior
Prepayment Percentage for such Distribution Date.

                  Subordinate  Principal  Distribution  Amount:  With respect to any  Distribution  Date, an amount equal to the sum of (i) the Subordinate  Percentage of the applicable  Non-PO  Percentage of all amounts  described in clauses (a) through (d) of the definition of “Non-PO  Principal  Amount” for such Distribution Date and (ii) the
Subordinate  Prepayment  Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and
(f) of the definition of “Non-PO Principal Amount” for such Distribution Date.

                  Subservicer:  Any Person with which the Servicer has entered into a  Subservicing  Agreement  and which satisfies the requirements set forth therein.

                  Subservicing  Agreement:  Any subservicing  agreement  (which, in the event the Subservicer is an affiliate of the Servicer,  need not be in writing) between the Servicer and any Subservicer  relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

                  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  for a Defective  Mortgage  Loan which must,  on the date of such  substitution  (i) have a Stated  Principal  Balance,  after  deduction of the principal portion  of the  Monthly  Payment  due in the month of  substitution,  not in excess of, and not more than 10% less than, the Stated Principal  Balance of the Defective  Mortgage Loan;  (ii) have a Net Mortgage  Interest Rate equal to that of the Defective  Mortgage  Loan;  (iii) have a  Loan-to-Value  Ratio not higher than that of the Defective
Mortgage  Loan;  (iv) have a  remaining  term to maturity  not greater  than (and not more than one year less than)
that of the Defective  Mortgage Loan; and (v) comply with each Mortgage Loan  representation and warranty set forth in the Sale  Agreement  relating to the Defective  Mortgage  Loan.  More than one  Substitute  Mortgage Loan may be substituted for a Defective  Mortgage Loan if such Substitute  Mortgage Loans meet the foregoing  attributes in the aggregate.

                  Substitution Adjustment Amount:  As defined in Section 2.02.

                  Tax Matters  Person:  Any person  designated as “tax matters  person” in accordance  with Section
5.06 and the manner provided under Treasury Regulation § 1.860F-4(d) and Treasury Regulation § 301.6231(a)(7)-1.

                  Telerate page 3750:  As defined in Section 5.09.

                  Transaction Party:  As defined in Section 11.02(a).

                  Treasury  Regulations:  The final and  temporary  regulations  promulgated  under the Code by the
U.S. Department of the Treasury.

                  Trust:  The trust created by this Agreement.

                  Trust  Estate:  The corpus of the Trust  created to the extent  described  herein,  consisting of the Mortgage  Loans,  such assets as shall from time to time be identified  as deposited in the Servicer  Custodial
Account or the  Certificate  Account,  in  accordance  with this  Agreement,  REO Property,  the Primary  Insurance
Policies and any other Required Insurance Policy.

                  Trustee:       ,  and  its  successors-in-interest  and,  if a  successor  trustee  is  appointed hereunder, such successor, as trustee.

                  Trustee  Fee: As to any  Distribution  Date,  an amount equal to  one-twelfth  of the Trustee Fee
Rate  multiplied by the aggregate  Stated  Principal  Balance of the Mortgage Loans  immediately  following the Due
Date in the month preceding the month in which such Distribution Date occurs.

                  Trustee Fee Rate:  With respect to each Mortgage Loan,      % per annum.

                  Trustee Information:  As specified in Section 11.05(a)(i)(A).

                  Uncertificated  Lower-Tier  Interest:  A regular  interest in the Lower-Tier  REMIC which is held as an asset of the  Upper-Tier  REMIC and is entitled  to monthly  distributions  as  provided  in  Section 5.02(a)
hereof. Any of the Class A-L1, Class A-L3, Class A-L4, Class A-LPO,  Class A-LUR,  Class A-LWIO,  Class B-L1, Class
B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

                  Underwriting Guidelines:  The underwriting guidelines of      .

                  Upper-Tier  Certificate:  Any  one of the  Class  A  Certificates  (other  than  the  Class  A-LR
Certificate) and the Class B Certificates.

                  Upper-Tier  Certificate  Account:  The separate  Eligible  Account  established and maintained by the Trustee pursuant to Section 3.08(f).

                  Upper-Tier  REMIC:  As defined in the Preliminary  Statement,  the assets of which consist of the
Uncertificated  Lower-Tier  Interests  and  such  amounts  as  shall  from  time to time be held in the  Upper-Tier
Certificate Account.

                  U.S. Person:  A citizen or resident of the United States,  a corporation or partnership  (unless, in the case of a partnership,  Treasury  Regulations are adopted that provide otherwise) created or organized in or under the laws of the United  States,  any state thereof or the District of Columbia,  including an entity  treated as a  corporation  or  partnership  for federal  income tax  purposes,  an estate whose income is subject to United
States  federal  income tax  regardless  of its source,  or a trust if a court within the United  States is able to exercise  primary  supervision  over the  administration  of such trust, and one or more such U.S. Persons have the authority to control all  substantial  decisions of such trust (or, to the extent  provided in applicable  Treasury
Regulations,  certain  trusts in  existence  on August 20,  1996 which are  eligible to elect to be treated as U.S.
Persons).

                  Voting  Rights:  The portion of the voting rights of all of the  Certificates  which is allocated
to any  Certificate.  As of any date of  determination,  (a)      % of all Voting  Rights shall be allocated to the
Holders of the  Residual  Certificates,  (b)      % of all Voting  Rights  shall be allocated to the Holders of the
Class A-5  Certificates,  (c)      % of all Voting  Rights  shall be  allocated  to the  Holders of the Class A-WIO
Certificates  and (d) the  remaining  Voting Rights shall be allocated  among  Holders of the remaining  Classes of
Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

Section 1.02.     Interest  Calculations.  All  calculations  of interest will be made on a 360-day year consisting of twelve  30-day  months.  All dollar  amounts  calculated  hereunder  shall be rounded to the nearest  penny with one-half of one penny being rounded down.

                                                     ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

                  (a)      The  Depositor,  concurrently  with the  execution  and delivery  hereof,  hereby sells, transfers,  assigns,  sets over and otherwise  conveys to the Trustee on behalf of the Trust for the benefit of the
Certificateholders,  without  recourse,  all the right,  title and interest of the Depositor in and to the Mortgage
Loans,  including  all  interest  and  principal  received on or with  respect to the  Mortgage  Loans  (other than payments of  principal  and  interest due and payable on the  Mortgage  Loans on or before the Cut-Off  Date).  The foregoing  sale,  transfer,  assignment  and set over does not and is not  intended  to result in a creation  of an assumption by the Trustee of any  obligation  of the Depositor or any other Person in connection  with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

                  (b)      In connection with such transfer and  assignment,  the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the  Certificateholders,  the following documents or instruments with respect to each Mortgage Loan so assigned:

(i)      the original  Mortgage  Note,  endorsed by manual or facsimile  signature in the following  form:  “Pay to
         the order of                              ,  as Trustee, without recourse,” with all necessary intervening endorsements  showing a complete  chain of  endorsement  from the  originator  to the  Trustee  (each such endorsement  being  sufficient  to transfer all right,  title and interest of the party so  endorsing,  as noteholder or assignee thereof, in and to that Mortgage Note);

(ii)     except as provided below, the original recorded Mortgage with evidence of a recording  thereon,  or if any such  Mortgage has not been  returned from the  applicable  recording  office or has been lost, or if such public recording office retains the original recorded  Mortgage,  a copy of such Mortgage certified by the
         Depositor as being a true and correct copy of the Mortgage;

(iii)    subject  to the  provisos  at the end of  this  paragraph,  a duly  executed  Assignment  of  Mortgage  to
         “                    ,  as trustee for the holders of the Wachovia  Mortgage Loan Trust,  Inc.LLC Mortgage
         Pass-Through  Certificates,  Series 200  -    Certificates” (which may be included in a blanket assignment or assignments),  together with, except as provided below,  originals of all interim recorded  assignments of such  mortgage or a copy of such  interim  assignment  certified  by the  Depositor as being a true and complete copy of the original  recorded  intervening  assignments of Mortgage (each such assignment,  when duly and validly  completed,  to be in  recordable  form and  sufficient  to effect the  assignment of and transfer to the assignee thereof,  under the Mortgage to which the assignment relates);  provided that, if the related Mortgage has not been returned from the applicable  public recording  office,  such Assignment of Mortgage may exclude the  information to be provided by the recording  office;  and provided,  further, if the related Mortgage has been recorded in the name of Mortgage Electronic  Registration  Systems,  Inc.
         (“MERS”) or its  designee,  no  Assignment  of  Mortgage  in favor of the  Trustee  will be required to be prepared or delivered  and  instead,  the  Servicer  shall take all actions as are  necessary to cause the
         Trust to be shown as the owner of the related  Mortgage  Loan on the  records of MERS for  purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

(iv)     the  originals of all  assumption,  modification,  consolidation  or extension  agreements,  if any,  with evidence of recording thereon, if any;

(v)      the original or duplicate original mortgagee title insurance policy and all riders thereto;

(vi)     the original of any guarantee executed in connection with the Mortgage Note;

(vii)    for each Mortgage  Loan, if any,  which is secured by a residential  long-term  lease, a copy of the lease with evidence of recording  indicated  thereon,  or, if the lease is in the process of being  recorded,  a photocopy of the lease,  certified by an officer of the  respective  prior owner of such  Mortgage Loan or by the  applicable  title  insurance  company,  closing/settlement/escrow  agent  or  company  or  closing attorney to be a true and correct copy of the lease transmitted for recordation;

(viii)   the original of any security  agreement,  chattel mortgage or equivalent  document  executed in connection with the Mortgage; and

(ix)     for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

(A)      The stock certificate;

(B)      The stock power executed in blank;

(C)      The executed proprietary lease;

(D)      The executed recognition agreement;

(E)      The executed assignment of recognition agreement, if any;

(F)      The executed UCC-1 financing statement with evidence of recording thereon; and

(G)      Executed UCC-3 financing  statements or other appropriate UCC financing  statements required by state law, evidencing  a complete  and unbroken  line from the  mortgagee  to the Trustee  with  evidence of recording thereon (or in a form suitable for recordation).

provided,  however,  that on the Closing  Date,  with respect to item (iii),  the  Depositor  has  delivered to the
Trustee a copy of such  Assignment  of  Mortgage  in blank and has caused  the  Servicer  to retain  the  completed
Assignment  of Mortgage for  recording as described  below,  unless such  Mortgage has been recorded in the name of
MERS or its  designee.  In  addition,  if the  Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such  original  Mortgage  Note,  the Depositor may deliver a copy of such Mortgage
Note,  together with a lost note  affidavit,  and shall thereby be deemed to have  satisfied the document  delivery requirements  of this  Section  2.01(b).  As set forth on Exhibit L attached  hereto is a list of all states  where recordation  is required by either Rating  Agency to obtain the initial  ratings of the  Certificates.  The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

                  If in  connection  with any  Mortgage  Loans,  the  Depositor  cannot  deliver (A) the  Mortgage,
(B) all interim recorded assignments, (C) all assumption,  modification,  consolidation or extension agreements, if any, or (D) the lender’s title policy  (together with all riders  thereto)  satisfying the  requirements  of clause
(ii),  (iii),  (iv) or (v) above,  respectively,  concurrently  with the execution and delivery hereof because such document or documents  have not been returned from the  applicable  public  recording  office in the case of clause
(ii),  (iii) or (iv)  above,  or because  the title  policy has not been  delivered  to either the  Servicer or the
Depositor by the applicable  title insurer in the case of clause (v) above,  the Depositor  shall promptly  deliver or cause to be  delivered to the Trustee or the  Custodian  on behalf of the  Trustee,  in the case of clause (ii),
(iii) or (iv) above,  such Mortgage,  such interim  assignment or such assumption,  modification,  consolidation or extension  agreement,  as the case may be, with evidence of recording  indicated  thereon upon receipt thereof from the public recording  office,  but in no event shall any such delivery of any such documents or instruments be made later than one year  following the Closing Date,  unless,  in the case of clause (ii),  (iii) or (iv) above,  there has been a continuing  delay at the applicable  recording  office or, in the case of  clause (v),  there has been a continuing  delay at the  applicable  insurer and the Depositor has  delivered  the Officer’s  Certificate  to such effect to the Trustee.  The  Depositor  shall forward or cause to be forwarded to the Trustee (1) from time to time additional  original  documents  evidencing  an  assumption  or  modification  of a Mortgage Loan and (2) any other documents  required to be  delivered  by the  Depositor  or the  Servicer to the  Trustee or the  Custodian  on the
Trustee’s  behalf.  In the event that the original  Mortgage is not delivered and in connection with the payment in full of the related  Mortgage Loan the public  recording  office requires the  presentation of a “lost  instruments affidavit and  indemnity” or any  equivalent  document,  because only a copy of the Mortgage can be delivered  with the instrument of  satisfaction  or  reconveyance,  the Servicer shall prepare,  execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

                  As promptly as practicable  subsequent to such transfer and assignment,  and in any event, within
30 days  thereafter,  the Servicer  shall  (except for any Mortgage  which has been recorded in the name of MERS or its designee)  (I) cause each Assignment of Mortgage to be in proper form for recording in the  appropriate  public office for real property records within 30 days of the Closing Date and (II) at the Depositor’s  expense,  cause to be delivered  for recording in the  appropriate  public office for real  property  records the  Assignments  of the
Mortgages to the Trustee,  except that,  with respect to any  Assignment of a Mortgage as to which the Servicer has not received the information  required to prepare such assignment in recordable form, the Servicer’s  obligation to do so and to  deliver  the  same  for  such  recording  shall  be as  soon as  practicable  after  receipt  of such information  and in any event  within 30 days after the receipt  thereof  and, no  recording  of an  Assignment  of
Mortgage will be required in a state if either (i) the Depositor  furnishes to the Trustee an  unqualified  Opinion of  Counsel  reasonably  acceptable  to the  Trustee to the  effect  that  recordation  of such  assignment  is not necessary under  applicable  state law to preserve the Trustee’s  interest in the related Mortgage Loan against the claim of any  subsequent  transferee  of such  Mortgage  Loan or any successor to, or creditor of, the Depositor or the  originator  of such Mortgage  Loan or (ii) the  recordation  of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

                  In the case of  Mortgage  Loans  that have  been  prepaid  in full as of the  Closing  Date,  the
Depositor,  in lieu of delivering  the above  documents to the Trustee,  or the Custodian on the Trustee’s  behalf, will cause the Servicer to deposit in the Servicer  Custodial  Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

Section 2.02.     Acceptance  by the Trustee of the Mortgage  Loans.  Subject to the  provisions  of the  following paragraph,  the Trustee  declares  that it, or the Custodian as its agent,  will hold the documents  referred to in
Section 2.01 and the other documents  delivered to it constituting  the Mortgage Files,  and that it will hold such other assets as are included in the Trust  Estate,  in trust for the  exclusive  use and benefit of all present and future Certificateholders.

                  Within 90 days after the execution and delivery of this Agreement,  the Trustee shall review,  or cause the  Custodian  to review,  the  Mortgage  Files in its  possession.  If, in the course of such  review,  the
Trustee  or the  Custodian  finds any  document  constituting  a part of a  Mortgage  File  which does not meet the requirements  of Section 2.01 or is omitted  from such  Mortgage  File,  the Trustee  shall  promptly so notify the
Servicer and the  Depositor,  or shall cause the  Custodian  to promptly so notify the Servicer and the  Depositor.
In performing any such review,  the Trustee or the Custodian may conclusively rely on the purported  genuineness of any such document and any signature  thereon.  It is understood  that the scope of the Trustee’s or the Custodian’s review of the Mortgage  Files is limited solely to confirming  that the documents  listed in Section 2.01 have been received  and further  confirming  that any and all  documents  delivered  pursuant to Section 2.01 appear on their face to have been  executed and relate to the Mortgage  Loans  identified in the Mortgage  Loan  Schedule.  Neither the Trustee nor the  Custodian  shall have any  responsibility  for  determining  whether any document is valid and binding,  whether the text of any assignment or endorsement is in proper or recordable  form,  whether any document has been  recorded  in  accordance  with the  requirements  of any  applicable  jurisdiction,  or whether a blanket assignment is permitted in any  applicable  jurisdiction.  The Depositor  hereby  covenants and agrees that it will promptly  correct or cure such  defect  within 90 days from the date it was so  notified of such defect and, if the
Depositor  does not correct or cure such defect within such period,  the Depositor  will either (a)  substitute for the related Mortgage Loan a Substitute  Mortgage Loan, which  substitution  shall be accomplished in the manner and subject to the  conditions  set forth below or (b) purchase such  Mortgage Loan from the Trustee at the  Repurchase
Price for such Mortgage Loan;  provided,  however,  that in no event shall such a substitution  occur more than two years from the Closing Date;  provided,  further,  that such  substitution or repurchase shall occur within 90 days of when such defect was  discovered  if such defect will cause the Mortgage  Loan not to be a “qualified  mortgage”
within the meaning of Section 860G(a)(3) of the Code.

                  With respect to each  Substitute  Mortgage Loan the Depositor  shall deliver to the Trustee,  for the benefit of the  Certificateholders,  the  Mortgage  Note,  the  Mortgage,  the related  Assignment  of Mortgage
(except for any Mortgage  which has been recorded in the name of MERS or its  designee),  and such other  documents and  agreements  as are  otherwise  required by  Section 2.01,  with the  Mortgage  Note  endorsed and the Mortgage assigned as required by Section  2.01.  No  substitution  is permitted  to be made in any calendar  month after the
Determination  Date for such month.  Monthly Payments due with respect to any such Substitute  Mortgage Loan in the month of  substitution  shall not be part of the Trust Estate and will be retained by the Depositor.  For the month of  substitution,  distributions to  Certificateholders  will include the Monthly Payment due for such month on any
Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

                  The Servicer  shall amend the Mortgage  Loan  Schedule for the benefit of the  Certificateholders to reflect the removal of each Mortgage  Loan that has become a Defective  Mortgage  Loan and the  substitution  of the  Substitute  Mortgage Loan or Loans and the Servicer  shall  deliver the amended  Mortgage Loan Schedule to the
Trustee and the Custodian.  Upon such  substitution,  each  Substitute  Mortgage Loan shall be subject to the terms of this  Agreement in all respects,  and the Depositor  shall be deemed to have made to the Trustee with respect to such Substitute  Mortgage Loan, as of the date of substitution,  the  representations  and warranties made pursuant to Section  2.04.  Upon any such  substitution  and the deposit to the Servicer  Custodial  Account of any required
Substitution  Adjustment  Amount (as  described in the next  paragraph)  and receipt of a Request for Release,  the
Trustee  shall  release,  or shall direct the Custodian to release,  the Mortgage  File relating to such  Defective
Mortgage Loan to the  Depositor and shall execute and deliver at the  Depositor’s  direction  such  instruments  of transfer or assignment  prepared by the  Depositor,  in each case without  recourse,  as shall be necessary to vest title in the Depositor,  or its designee,  to the Trustee’s interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

                  For any month in which the Depositor  substitutes one or more  Substitute  Mortgage Loans for one or more  Defective  Mortgage  Loans,  the  amount  (if any) by which the  aggregate  principal  balance of all such
Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Defective  Mortgage Loans (after  application of the principal  portion of the Monthly Payments due in the month of  substitution)  (the  “Substitution  Adjustment  Amount”)  plus an amount  equal to the  aggregate  of any unreimbursed  Advances  with  respect to such  Defective  Mortgage  Loans shall be deposited  into the  Certificate
Account by the Depositor on or before the Remittance  Date for the  Distribution  Date in the month  succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

                  The Trustee  shall retain or shall cause the Custodian to retain  possession  and custody of each
Mortgage File in accordance  with and subject to the terms and  conditions  set forth  herein.  The Servicer  shall promptly  deliver to the Trustee,  upon the execution  or, in the case of documents  requiring  recording,  receipt thereof,  the  originals of such other  documents or  instruments  constituting  the Mortgage File as come into the
Servicer’s possession from time to time.

                  It is  understood  and agreed  that the  obligation  of the  Depositor  to  substitute  for or to purchase any Mortgage Loan which does not meet the  requirements  of Section 2.01 shall  constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

                  The Trustee or the  Custodian,  on behalf of the  Trustee,  shall be under no duty or  obligation
(i) to inspect, review or examine any such documents,  instruments,  certificates or other papers to determine that they are genuine,  enforceable,  or appropriate for the  represented  purpose or that they are other than what they purport to be on their face or (ii) to determine  whether any  Mortgage  File should  include any of the  documents specified in Section 2.01(b)(iv), (vi), (vii) and (viii).

Section 2.03.     Representations, Warranties and Covenants of the Servicer.

                  The Servicer hereby makes the following  representations  and warranties to the Depositor and the
Trustee, as of the Closing Date:

(i)      The Servicer is a national banking  association  duly organized,  validly  existing,  and in good standing under the federal  laws of the United  States of America and has all  licenses  necessary  to carry on its business as now being  conducted  and is licensed,  qualified  and in good  standing in each of the states where a Mortgaged  Property is located if the laws of such state  require  licensing or  qualification  in order to conduct  business of the type  conducted by the  Servicer.  The Servicer has power and  authority to execute and deliver this Agreement and to perform in accordance herewith;  the execution,  delivery and performance of this  Agreement  (including  all  instruments of transfer to be delivered  pursuant to this
         Agreement) by the Servicer and the  consummation of the  transactions  contemplated  hereby have been duly and validly authorized.  This Agreement,  assuming due authorization,  execution and delivery by the other parties  hereto,  evidences the valid,  binding and  enforceable  obligation  of the Servicer,  subject to applicable  law  except as  enforceability  may be  limited by (A)  bankruptcy,  insolvency,  liquidation, receivership,  moratorium,  reorganization  or other similar laws affecting the  enforcement of the rights of creditors  and (B) general  principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law. All  requisite  corporate  action has been taken by the Servicer to make this  Agreement valid and binding upon the Servicer in accordance with its terms.

(ii)     No  consent,  approval,  authorization  or order is required  for the  transactions  contemplated  by this
         Agreement from any court,  governmental  agency or body, or federal or state  regulatory  authority having jurisdiction  over the Servicer is required or, if required,  such  consent,  approval,  authorization  or order has been or will, prior to the Closing Date, be obtained.

(iii)    The  consummation  of the  transactions  contemplated  by this  Agreement  are in the  ordinary  course of business  of the  Servicer  and will not result in the breach of any term or  provision  of the charter or by-laws  of the  Servicer  or  result in the  breach of any term or  provision  of,  or  conflict  with or constitute  a  default  under or  result in the  acceleration  of any  obligation  under,  any  agreement, indenture  or loan or credit  agreement  or other  instrument  to which the  Servicer  or its  property is subject, or result in the violation of any law, rule,  regulation,  order, judgment or decree to which the
         Servicer or its property is subject.

(iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge of the Servicer, threatened  against the Servicer  which,  either  individually  or in the  aggregate,  would result in any material  adverse change in the business,  operations,  financial  condition,  properties or assets of the
         Servicer,  or in any material  impairment of the right or ability of the Servicer to carry on its business substantially  as now  conducted or which would draw into  question the validity of this  Agreement or the
         Mortgage  Loans or of any action taken or to be taken in connection  with the  obligations of the Servicer contemplated  herein,  or which would  materially  impair the ability of the Servicer to perform under the terms of this Agreement.

                  The  representations  and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

Section 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  The Depositor  hereby  represents  and warrants to the Trustee with respect to the Mortgage Loans or each  Mortgage  Loan,  as the case may be, as of the date hereof or such other date set forth  herein that as of the Closing Date:

(i)      The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

(ii)     There are no delinquent taxes,  ground rents,  governmental  assessments,  insurance  premiums,  leasehold payments,  including  assessments  payable in future  installments or other outstanding  charges affecting the lien priority of the related Mortgaged Property.

(iii)    The terms of the Mortgage Note and the Mortgage  have not been  impaired,  waived,  altered or modified in any  respect,  except by written  instruments,  recorded  in the  applicable  public  recording  office if necessary to maintain the lien  priority of the  Mortgage,  and which have been  delivered to the Trustee;
         the substance of any such waiver,  alteration or  modification  has been approved by the insurer under the
         Primary  Insurance Policy,  if any, the title insurer,  to the extent required by the related policy,  and is reflected on the Mortgage  Loan  Schedule.  No instrument of waiver,  alteration  or  modification  has been  executed,  and no Mortgagor has been  released,  in whole or in part,  except in connection  with an assumption  agreement  approved  by the insurer  under the Primary  Insurance  Policy,  if any,  the title insurer,  to the extent required by the policy,  and which assumption  agreement has been delivered to the
         Trustee.

(iv)     The Mortgage Note and the Mortgage are not subject to any right of rescission,  set-off,  counterclaim  or defense,  including the defense of usury,  nor will the operation of any of the terms of the Mortgage Note and the  Mortgage,  or the  exercise  of any right  thereunder,  render  either the  Mortgage  Note or the
         Mortgage  unenforceable,  in  whole  or  in  part,  or  subject  to  any  right  of  rescission,  set-off, counterclaim  or  defense,  including  the  defense  of usury and no such  right of  rescission,  set-off, counterclaim or defense has been asserted with respect thereto.

(v)      All  buildings  upon the  Mortgaged  Property are insured by an insurer  generally  acceptable  to prudent mortgage lending  institutions  against loss by fire,  hazards of extended coverage and such other hazards as are  customary  in the  area  the  Mortgaged  Property  is  located,  pursuant  to  insurance  policies conforming to the requirements of Customary  Servicing  Procedures and this Agreement.  All such insurance policies  contain a standard  mortgagee  clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee  and all  premiums  thereon have been paid.  If the  Mortgaged  Property is in an area  identified  on a flood  hazard  map or flood  insurance  rate map  issued by the  Federal  Emergency
         Management  Agency as having special flood hazards (and such flood insurance has been made  available),  a flood  insurance  policy  meeting the  requirements  of the current  guidelines  of the Federal  Insurance
         Administration  is in effect  which policy  conforms to the  requirements  of FNMA or FHLMC.  The Mortgage obligates the Mortgagor  thereunder to maintain all such  insurance at the  Mortgagor’s  cost and expense, and on the  Mortgagor’s  failure  to do so,  authorizes  the  holder  of the  Mortgage  to  maintain  such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(vi)     Any and all requirements of any federal,  state or local law including,  without limitation,  usury, truth in lending, real estate settlement  procedures,  consumer credit protections,  equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

(vii)    The Mortgage has not been  satisfied,  canceled,  subordinated  or  rescinded,  in whole or in part (other than as to Principal  Prepayments  in full which may have been received  prior to the Closing  Date),  and the Mortgaged  Property has not been released from the lien of the Mortgage,  in whole or in part, nor has any  instrument  been  executed  that would  effect any such  satisfaction,  cancellation,  subordination, rescission or release.

(viii)   The Mortgage is a valid,  existing and  enforceable  first lien on the Mortgaged  Property,  including all improvements  on the Mortgaged  Property  subject only to (A) the lien of current real property  taxes and assessments  not  yet due  and  payable,  (B)  covenants,  conditions  and  restrictions,  rights  of way, easements  and  other  matters  of the  public  record as of the date of  recording  being  acceptable  to mortgage  lending  institutions  generally and  specifically  referred to in the lender’s title  insurance policy  delivered to the  originator of the Mortgage Loan and which do not adversely  affect the Appraised
         Value of the Mortgaged  Property,  (C) if the Mortgaged  Property  consists of Co-op Shares,  any lien for amounts due to the cooperative  housing  corporation for unpaid  assessments or charges or any lien of any assignment  of  rents or  maintenance  expenses  secured  by the real  property  owned by the  cooperative housing  corporation,  and (D) other matters to which like  properties  are commonly  subject which do not materially  interfere  with the  benefits of the  security  intended to be provided by the Mortgage or the use,  enjoyment,  value or  marketability  of the related  Mortgaged  Property.  Any  security  agreement, chattel  mortgage or equivalent  document  related to and  delivered in connection  with the Mortgage Loan establishes  and  creates  a valid,  existing  and  enforceable  first  lien and first  priority  security interest on the property  described  therein and the  Depositor  has the full right to sell and assign the same to the Trustee.

(ix)     The  Mortgage  Note and the  related  Mortgage  are  genuine  and each is the  legal,  valid  and  binding obligation of the maker thereof,  enforceable in accordance  with its terms except as  enforceability  may be limited by (A) bankruptcy, insolvency, liquidation,  receivership,  moratorium, reorganization or other similar laws affecting the  enforcement  of the rights of creditors and (B) general  principles of equity, whether enforcement is sought in a proceeding in equity or at law.

(x)      All parties to the Mortgage  Note and the Mortgage had legal  capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage  Note and the  Mortgage,  and the Mortgage  Note and the Mortgage have been duly and properly executed by such parties.

(xi)     The proceeds of the Mortgage  Loan have been fully  disbursed to or for the account of the  Mortgagor  and there  is no  obligation  for  the  Mortgagee  to  advance  additional  funds  thereunder  and any and all requirements  as to  completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow  funds  therefor  have been  complied  with.  All costs  fees and  expenses  incurred  in making or closing the  Mortgage  Loan and the  recording of the Mortgage  have been paid,  and the  Mortgagor is not entitled to any refund of any  amounts  paid or due to the  Mortgagee  pursuant  to the  Mortgage  Note or
         Mortgage.

(xii)    To the best of the  Depositor’s  knowledge,  all parties which have had any interest in the Mortgage Loan, whether as mortgagee,  assignee,  pledgee or otherwise,  are (or, during the period in which they held and disposed  of such  interest,  were)  in  compliance  with  any and all  applicable  “doing  business”  and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

(xiii)   The Mortgage  Loan is covered by an ALTA lender’s  title  insurance  policy,  acceptable to FNMA or FHLMC, issued by a title insurer  acceptable  to FNMA or FHLMC and  qualified to do business in the  jurisdiction where the Mortgaged  Property is located,  insuring (subject to the exceptions  contained in (viii)(A) and
         (B) above) the Seller,  its  successors  and assigns as to the first  priority lien of the Mortgage in the original  principal  amount of the Mortgage  Loan.  The  Depositor  is the sole  insured of such  lender’s title insurance  policy,  and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the  consummation of the  transactions  contemplated  by this Agreement.  No claims have been made under such lender’s title insurance  policy,  and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(xiv)    There is no  default,  breach,  violation  or event of  acceleration  existing  under the  Mortgage or the
         Mortgage  Note and no event  which,  with the  passage of time or with  notice and the  expiration  of any grace or cure period,  would constitute a default,  breach,  violation or event of  acceleration,  and the
         Seller has not waived any default, breach, violation or event of acceleration.

(xv)     As of the date of  origination  of the Mortgage  Loan,  there had been no  mechanics’  or similar liens or claims filed for work,  labor or material  (and no rights are  outstanding  that under law could give rise to such lien)  affecting the relating  Mortgaged  Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(xvi)    All  improvements  which were  considered  in  determining  the Appraised  Value of the related  Mortgaged
         Property lay wholly within the boundaries and building  restriction lines of the Mortgaged  Property,  and no improvements on adjoining properties encroach upon the Mortgaged Property.

(xvii)   The Mortgage Loan was originated by a commercial bank or similar banking  institution  which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

(xviii)  Principal  payments  on the  Mortgage  Loan  commenced  no more than sixty days after the  proceeds of the
         Mortgaged  Loan were  disbursed.  The  Mortgage  Loans are 30-year  fixed rate  mortgage  loans  having an original  term to maturity of not more than 30 years,  with  interest  payable in arrears on the first day of the month.  Each  Mortgage Note  requires a monthly  payment which is sufficient to fully  amortize the original  principal  balance  over the original  term thereof and to pay interest at the related  Mortgage
         Interest Rate.  The Mortgage Note does not permit negative amortization.

(xix)    There is no  proceeding  pending or, to the  Depositor’s  knowledge,  threatened  for the total or partial condemnation  of the  Mortgaged  Property  and such  property is in good repair and is undamaged by waste, fire,  earthquake  or earth  movement,  windstorm,  flood,  tornado  or other  casualty,  so as to  affect adversely the value of the  Mortgaged  Property as security for the Mortgage Loan or the use for which the premises were intended.

(xx)     The Mortgage and related  Mortgage Note contain  customary and  enforceable  provisions  such as to render the rights  and  remedies  of the holder  thereof  adequate  for the  realization  against  the  Mortgaged
         Property  of the  benefits  of the  security  provided  thereby,  including  (A) in the case of a Mortgage designated  as a deed of trust,  by trustee’s  sale,  and (B)  otherwise by judicial  foreclosure.  To the best of the Depositor’s  knowledge,  following the date of origination of the Mortgage Loan, the Mortgaged
         Property has not been subject to any  bankruptcy  proceeding or  foreclosure  proceeding and the Mortgagor has not filed for protection  under  applicable  bankruptcy laws. There is no homestead or other exemption or right  available to the Mortgagor or any other person which would  interfere with the right to sell the
         Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.

(xxi)    The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

(xxii)   The Mortgage Note is not and has not been secured by any collateral  except the lien of the  corresponding
         Mortgage on the  Mortgaged  Property and the security  interest of any  applicable  security  agreement or chattel mortgage referred to in (viii) above.

(xxiii)  The Mortgage File contains an appraisal of the related  Mortgaged  Property,  in a form acceptable to FNMA or FHLMC and such appraisal  complies with the requirements of FIRREA,  and was made and signed,  prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

(xxiv)   In the event the Mortgage  constitutes a deed of trust, a trustee,  duly qualified under applicable law to serve as such, has been properly  designated and currently so serves,  and no fees or expenses are or will become  payable  by the  Trustee  to the  trustee  under the deed of trust,  except in  connection  with a trustee’s sale after default by the Mortgagor.

(xxv)    No Mortgage Loan is a graduated  payment  mortgage  loan, no Mortgage  Loan has a shared  appreciation  or other contingent interest feature, and no Mortgage Loan contains any “buydown” provision.

(xxvi)   The  Mortgagor  has received  all  disclosure  materials  required by  applicable  law with respect to the making of  mortgage  loans of the same type as the  Mortgage  Loan and  rescission  materials  required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

(xxvii)  Each  Mortgage  Loan with a  Loan-to-Value  Ratio at  origination  in excess of 80% will be  subject  to a
         Primary Insurance  Policy,  issued by an insurer  acceptable to FNMA or FHLMC,  which insures that portion of the Mortgage Loan in excess of the portion of the Appraised  Value of the Mortgaged  Property  required by FNMA. All  provisions of such Primary  Insurance  Policy have been and are being  complied  with,  such policy is in full  force and  effect,  and all  premiums  due  thereunder  have been  paid.  Any  Mortgage subject to any such  Primary  Insurance  Policy  obligates  the  Mortgagor  thereunder  to  maintain  such insurance and to pay all premiums and charges in connection  therewith at least until  Loan-to-Value Ratio of such  Mortgage  Loan is reduced to less than 80%. The  Mortgage  Interest  Rate for the  Mortgage  Loan
         does not include any such insurance premium.

(xxviii) To the best of the  Depositor’s  knowledge as of the date of  origination  of the Mortgage  Loan,  (A) the
         Mortgaged  Property  is  lawfully  occupied  under  applicable  law,  (B) all  inspections,  licenses  and certificates  required  to be made or issued  with  respect  to all  occupied  portions  of the  Mortgaged
         Property  and,  with  respect  to the use  and  occupancy  of the  same,  including  but  not  limited  to certificates  of  occupancy,  have been  made or  obtained  from the  appropriate  authorities  and (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

(xxix)   The  Assignment  of Mortgage  (except with respect to any Mortgage  that has been  recorded in the name of
         MERS or its  designee)  is in  recordable  form and is  acceptable  for  recording  under  the laws of the jurisdiction in which the Mortgaged Property is located.

(xxx)    All payments  required to be made prior to the Cut-Off Date for such  Mortgage Loan under the terms of the
         Mortgage  Note have been made and no Mortgage  Loan has been more than 30 days  delinquent  more than once in the twelve month period immediately prior to the Cut-Off Date.

(xxxi)   With respect to each Mortgage  Loan,  the  Depositor or Servicer is in  possession of a complete  Mortgage
         File except for the documents  which have been  delivered to the Trustee or which have been  submitted for recording and not yet returned.

(xxxii)  Immediately  prior to the transfer and assignment  contemplated  herein,  the Depositor was the sole owner and holder of the Mortgage  Loans.  The Mortgage  Loans were not assigned or pledged by the  Depositor and the  Depositor had good and  marketable  title  thereto,  and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance,  participation  interest,  lien, equity,  pledge,  claim or security  interest and had full right and  authority  subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

(xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated  with the outstanding  principal amount  secured by the  Mortgage,  and the  secured  principal  amount,  as  consolidated,  bears a single interest rate and single  repayment  term. The lien of the Mortgage  securing the  consolidated  principal amount is expressly  insured as having first lien priority by a title insurance  policy, an endorsement to the policy insuring the mortgagee’s  consolidated  interest or by other title evidence  acceptable to FNMA and  FHLMC.  The  consolidated  principal  amount  does not exceed the  original  principal  amount of the
         Mortgage Loan.

(xxxiv)  The Mortgage Loan was  underwritten  in accordance with the applicable  Underwriting  Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

(xxxv)   If the Mortgage Loan is secured by a long-term  residential  lease, (1) the lessor under the lease holds a fee simple  interest  in the land;  (2) the terms of such lease  expressly  permit the  mortgaging  of the leasehold  estate,  the  assignment of the lease without the lessor’s  consent and the  acquisition by the holder of the Mortgage of the rights of the lessee upon  foreclosure  or assignment in lieu of foreclosure or provide  the holder of the  Mortgage  with  substantially  similar  protections;  (3) the terms of such lease do not (a) allow the  termination  thereof  upon the  lessee’s  default  without  the  holder of the
         Mortgage being entitled to receive  written notice of, and  opportunity to cure,  such default,  (b) allow the  termination  of the  lease in the  event of  damage  or  destruction  as long as the  Mortgage  is in existence,  (c)  prohibit  the holder of the  Mortgage  from  being  insured  (or  receiving  proceeds  of insurance)  under the hazard  insurance  policy or  policies  relating  to the  Mortgaged  Property or (d)
         permit any  increase  in the rent other than  pre-established  increases  set forth in the lease;  (4) the original  term of such  lease in not less than 15 years;  (5) the term of such  lease  does not  terminate earlier than five years after the maturity date of the Mortgage  Note;  and (6) the Mortgaged  Property is
         located in a jurisdiction in which the use of leasehold  estates in transferring  ownership in residential properties is a widely accepted practice.

(xxxvi)  The  Mortgaged  Property is located in the state  identified in the Mortgage Loan Schedule and consists of a  parcel  of real  property  with a  detached  single  family  residence  erected  thereon,  or a two- to four-family  dwelling,  or an  individual  condominium  unit,  or an  individual  unit in a  planned  unit development,  or, in the case of Mortgage Loans secured by Co-op Shares,  leases or occupancy  agreements;
         provided,  however,  that any condominium project or planned unit development  generally conforms with the applicable  Underwriting  Guidelines  regarding such  dwellings,  and no residence or dwelling is a mobile home or a manufactured dwelling.

(xxxvii) The  Depositor  used no adverse  selection  procedures in selecting the Mortgage Loan for inclusion in the
         Trust Estate.

(xxxviii) Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code.

(xxxix)  With respect to each Mortgage  where a lost note  affidavit has been  delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

                  Notwithstanding  the foregoing,  no representations or warranties are made by the Depositor as to the  environmental  condition of any Mortgaged  Property;  the absence,  presence or effect of hazardous  wastes or hazardous  substances on any Mortgaged  Property;  any casualty  resulting from the presence or effect of hazardous
wastes  or  hazardous   substances   on,  near  or  emanating   from  any   Mortgaged   Property;   the  impact  on
Certificateholders  of any environmental  condition or presence of any hazardous substance on or near any Mortgaged
Property;  or the compliance of any Mortgaged  Property with any  environmental  laws, nor is any agent,  Person or entity  otherwise  affiliated with the Depositor  authorized or able to make any such  representation,  warranty or assumption of liability  relative to any Mortgaged  Property.  In addition,  no  representations  or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

                  It is understood  and agreed that the  representations  and  warranties set forth in this Section
2.04 shall survive  delivery of the  respective  Mortgage  Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

                  Upon  discovery by either the Depositor,  the Servicer,  the Trustee or the Custodian that any of the  representations  and  warranties  set forth in this  Section  2.04 is not  accurate  (referred  to herein as a
“breach”) and that such breach  materially  and adversely  affects the interests of the  Certificateholders  in the related  Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties
(any  Custodian  being so obligated  under a Custodial  Agreement);  provided  that any such breach that causes the
Mortgage  Loan not to be a  “qualified  mortgage”  within the  meaning of Section  860G(a)(3)  of the Code shall be deemed  to  materially  and  adversely  affect  the  interests  of the  Certificateholders.  Within  90 days of its discovery  or its  receipt of notice of any such  breach,  the  Depositor  shall cure such  breach in all  material respects or shall either (i)  repurchase  the Mortgage  Loan or any property  acquired in respect  thereof from the
Trustee at a price equal to the  Repurchase  Price or (ii) if within two years of the Closing Date,  substitute for such  Mortgage Loan in the manner  described in Section 2.02;  provided that if the breach would cause the Mortgage
Loan to be other than a “qualified  mortgage” as defined in Section  860G(a)(3) of the Code, any such repurchase or substitution  must occur  within 90 days from the date the  breach  was  discovered.  The  Repurchase  Price of any repurchase  described in this paragraph and the Substitution  Adjustment  Amount, if any, shall be deposited in the
Certificate  Account.  It is  understood  and  agreed  that  the  obligation  of the  Depositor  to  repurchase  or substitute  for any Mortgage  Loan or Mortgaged  Property as to which such a breach has occurred and is  continuing shall  constitute the sole remedy  respecting  such breach  available to  Certificateholders,  or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

Section 2.05.     Designation  of Interests in the REMIC.  The Depositor  hereby  designates the Classes of Class A
Certificates  (other than the Class A-R and Class A-LR  Certificates)  and the Classes of Class B  Certificates  as
classes of “regular  interests”  and the Class A-R  Certificate  as the single class of “residual  interest” in the
Upper-Tier REMIC for the purposes of Code Sections  860G(a)(1) and 860G(a)(2),  respectively.  The Depositor hereby further designates the Class A-L1 Interest,  Class A-L3 Interest,  Class A-L4 Interest, Class A-LPO Interest, Class
A-LUR Interest,  Class A-LWIO Interest,  Class B-L1 Interest,  Class B-L2 Interest, Class B-L3 Interest, Class B-L4
Interest,  Class B-L5  Interest  and Class B-L6  Interest  as classes  of  “regular  interests”  and the Class A-LR
Certificate as the single class of “residual  interest” in the  Lower-Tier  REMIC for the purposes of Code Sections
860G(a)(1) and 860G(a)(2), respectively.

Section 2.06.     Designation  of Start-up  Day. The Closing Date is hereby  designated  as the  “start-up  day” of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

Section 2.07.     REMIC Certificate  Maturity Date. Solely for purposes of satisfying  Section  1.860G-1(a)(4)(iii)
of the Treasury  Regulations,  the “latest possible maturity date” of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is [______], 20 .

Section 2.08.     Execution  and  Delivery  of  Certificates.  The  Trustee (i)  acknowledges  the  issuance of and hereby declares that it holds the  Uncertificated  Lower-Tier  Interests on behalf of the Upper-Tier  REMIC and the
Certificateholders  and (ii) has executed and delivered to or upon the order of the Depositor,  in exchange for the
Mortgage Loans and  Uncertificated  Lower-Tier  Interests together with all other assets included in the definition of “Trust  Estate,”  receipt of which is hereby  acknowledged,  Certificates  in  authorized  denominations  which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

Section 3.01.     Servicer to Service  Mortgage Loans.  For and on behalf of the  Certificateholders,  the Servicer shall service and administer the Mortgage  Loans,  all in accordance  with the terms of this  Agreement,  Customary
Servicing  Procedures,  applicable law and the terms of the Mortgage Notes and Mortgages.  In connection  with such servicing  and  administration,  the Servicer  shall have full power and  authority,  acting  alone and/or  through
Subservicers  as provided in Section 3.02, to do or cause to be done any and all things that it may deem  necessary or desirable in connection  with such  servicing and  administration  including,  but not limited to, the power and authority,  subject to the terms hereof, (a) to execute and deliver,  on behalf of the  Certificateholders  and the
Trustee,  customary  consents or waivers and other instruments and documents,  (b) to consent,  with respect to the
Mortgage  Loans it services,  to transfers of any  Mortgaged  Property and  assumptions  of the Mortgage  Notes and related  Mortgages (but only in the manner provided in this Agreement),  (c) to collect any Insurance  Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services,  and (d) to effectuate  foreclosure or other conversion of the ownership of the Mortgaged  Property  securing any Mortgage Loan it services.  The Servicer shall represent  and protect the  interests of the Trust in the same manner as it protects its own  interests in mortgage loans in its own portfolio in any claim,  proceeding or litigation  regarding a Mortgage Loan and shall not make or permit any  modification,  waiver or  amendment of any term of any Mortgage  Loan,  except as provided  pursuant to
Section 3.19.  Without  limiting the generality of the foregoing,  the Servicer,  in its own name or in the name of any  Subservicer  or the Depositor  and the Trustee,  is hereby  authorized  and empowered by the Depositor and the
Trustee,  when the Servicer or any  Subservicer,  as the case may be,  believes it  appropriate  in its  reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor,  the  Certificateholders or any of them, any and all  instruments  of  satisfaction  or  cancellation,  or of partial or full release or discharge,  and all other  comparable  instruments,  with  respect to the Mortgage  Loans it services,  and with respect to the related
Mortgaged  Properties  held for the benefit of the  Certificateholders.  The Servicer  shall prepare and deliver to the Depositor and/or the Trustee such documents  requiring  execution and delivery by either or both of them as are necessary or  appropriate  to enable the Servicer to service and  administer  the Mortgage Loans it services to the extent  that the  Servicer  is not  permitted  to execute  and deliver  such  documents  pursuant to the  preceding sentence.  Upon receipt of such documents,  the Depositor  and/or the Trustee,  upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

                  In  accordance  with the  standards of the  preceding  paragraph,  the Servicer  shall advance or cause to be advanced  funds as necessary for the purpose of effecting the payment of taxes and  assessments  on the
Mortgaged  Properties  relating to the Mortgage Loans it services,  which Servicing  Advances shall be reimbursable in the first  instance  from related  collections  from the  Mortgagors  pursuant to Section  3.09,  and further as provided in Section 3.11.  The costs  incurred by the Servicer,  if any, in effecting the timely  payments of taxes and  assessments  on the  Mortgaged  Properties  and  related  insurance  premiums  shall not,  for the  purpose of calculating  monthly  distributions to the  Certificateholders,  be added to the Stated  Principal  Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  The  relationship  of the Servicer (and of any  successor to the Servicer as servicer  under this
Agreement) to the Trustee under this Agreement is intended by the parties to be that of an  independent  contractor and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing; Enforcement of the Obligations of Servicer.

                  (a)      The Servicer  may arrange for the  subservicing  of any  Mortgage  Loan it services by a
Subservicer pursuant to a Subservicing  Agreement;  provided,  however, that such subservicing  arrangement and the terms of the related  Subservicing  Agreement  must  provide for the  servicing of such  Mortgage  Loan in a manner consistent  with  the  servicing  arrangements  contemplated  hereunder.  Notwithstanding  the  provisions  of  any
Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or  arrangements  between the Servicer and a  Subservicer  or reference to actions taken  through a  Subservicer  or otherwise,  the Servicer shall remain obligated and liable to the Depositor,  the Trustee and the  Certificateholders  for the servicing and administration  of the Mortgage  Loans it services in  accordance  with the  provisions of this  Agreement  without diminution of such obligation or liability by virtue of such  Subservicing  Agreements or arrangements or by virtue of  indemnification  from the  Subservicer and to the same extent and under the same terms and conditions as if the
Servicer alone were servicing and  administering  those Mortgage Loans. All actions of each  Subservicer  performed pursuant to the related  Subservicing  Agreement  shall be performed  as agent of the Servicer  with the same force and effect as if performed directly by the Servicer.

                  (b)      For  purposes of this  Agreement,  the  Servicer  shall be deemed to have  received  any collections,  recoveries  or  payments  with  respect to the  Mortgage  Loans it  services  that are  received by a
Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

                  (c)      As part of its servicing  activities  hereunder,  the  Servicer,  for the benefit of the
Trustee  and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each
Subservicer  engaged  by  the  Servicer  under  the  related  Subservicing   Agreement,  to  the  extent  that  the
non-performance  of any such  obligation  would  have a  material  and  adverse  effect on a  Mortgage  Loan.  Such enforcement,  including,  without  limitation,  the  legal  prosecution  of  claims,  termination  of  Subservicing
Agreements and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the  Servicer,  in its good faith  business  judgment,  would  require were it the owner of the related  Mortgage  Loans.  The Servicer shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery  resulting from such enforcement to the extent,  if any, that such recovery exceeds all amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

                  (d)      Any  Subservicing  Agreement  entered into by the Servicer  shall provide that it may be assumed or  terminated  by the Trustee,  if the Trustee has assumed the duties of the  Servicer,  or any  successor
Servicer,  at the  Trustee’s or successor  Servicer’s  option,  as  applicable,  without cost or  obligation to the assuming or  terminating  party or the Trust Estate,  upon the  assumption by such party of the  obligations of the
Servicer pursuant to Section 8.05.

                  Any  Subservicing  Agreement,  and any other  transactions  or services  relating to the Mortgage
Loans  involving a  Subservicer,  shall be deemed to be between the Servicer and such  Subservicer  alone,  and the
Trustee  and the  Certificateholders  shall not be deemed  parties  thereto  and shall  have no claims or rights of action against, rights,  obligations,  duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

Section 3.03.     Fidelity Bond; Errors and Omissions Insurance.

                  The Servicer  shall  maintain,  at its own  expense,  a blanket  fidelity  bond and an errors and omissions  insurance  policy,  with broad  coverage  on all  officers,  employees  or other  persons  acting in any capacity  requiring  such persons to handle funds,  money,  documents or papers  relating to the Mortgage  Loans it services.  These  policies must insure the Servicer  against losses  resulting  from  dishonest or fraudulent  acts committed by the Servicer’s  personnel,  any employees of outside firms that provide data  processing  services for the  Servicer,  and  temporary  contract  employees or student  interns.  Such fidelity bond shall also protect and insure the Servicer  against  losses in  connection  with the release or  satisfaction  of a Mortgage  Loan without having obtained  payment in full of the indebtedness  secured thereby.  No provision of this Section 3.03 requiring such fidelity bond and errors and omissions  insurance  shall  diminish or relieve the Servicer from its duties and obligations as set forth in this  Agreement.  The minimum  coverage under any such bond and insurance  policy shall be at least equal to the  corresponding  amounts  required by FNMA in the FNMA  Servicing  Guide or by FHLMC in the
FHLMC  Sellers’ & Servicers’  Guide,  as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

Section 3.04.     Access to Certain Documentation.

                  The  Servicer  shall  provide to the OTS and the FDIC and to  comparable  regulatory  authorities supervising  Holders of Subordinate  Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other  authorities,  access to the  documentation  required by applicable  regulations of the OTS and the FDIC with respect to the Mortgage  Loans.  Such access shall be afforded  without  charge,  but only upon reasonable and prior  written  request and during normal  business  hours at the offices  designated  by the Servicer.  Nothing in this Section 3.04 shall limit the  obligation of the Servicer to observe any  applicable law and the failure of the
Servicer to provide access as provided in this Section 3.04 as a result of such  obligation  shall not constitute a breach of this Section 3.04.

Section 3.05.     Maintenance of Primary Mortgage Insurance Policy; Claims.

                  With  respect to each  Mortgage  Loan with a  Loan-to-Value  Ratio in excess of 80% or such other
Loan-to-Value  Ratio as may be required by law, the Servicer  responsible  for servicing  such Mortgage Loan shall, without  any cost to the Trust  Estate,  maintain  or cause the  Mortgagor  to  maintain in full force and effect a
Primary  Insurance  Policy  insuring that portion of the Mortgage Loan in excess of a percentage in conformity with
FNMA  requirements.  The Servicer  shall pay or shall cause the  Mortgagor  to pay the premium  thereon on a timely basis, at least until the Loan-to-Value  Ratio of such Mortgage Loan is reduced to 80% or such other  Loan-to-Value
Ratio as may be required by law. If such Primary  Insurance  Policy is  terminated,  the Servicer shall obtain from another  insurer a comparable  replacement  policy,  with a total coverage equal to the remaining  coverage of such terminated  Primary  Insurance  Policy.  If the  insurer  shall  cease to be an  insurer  acceptable  to FNMA,  the
Servicer  shall  notify  the  Trustee  in  writing,  it being  understood  that  the  Servicer  shall  not have any responsibility  or liability  for any failure to recover  under the Primary  Insurance  Policy for such reason.  If the Servicer  determines  that  recoveries  under the Primary  Insurance  Policy are  jeopardized  by the financial condition of the insurer,  the Servicer  shall obtain from another  insurer  which meets the  requirements  of this
Section  3.05 a  replacement  insurance  policy.  The  Servicer  shall not take any  action  that  would  result in noncoverage  under any applicable  Primary  Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered  thereunder.  In connection with any assumption or substitution  agreement  entered into or to be entered into  pursuant to Section  3.13,  the Servicer  shall  promptly  notify the insurer under the related
Primary  Insurance  Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary  Insurance  Policy and shall take all actions  which may be required by such insurer as a condition to the continuation of coverage under such Primary  Insurance  Policy.  If such Primary Insurance Policy is terminated as a result of such  assumption or  substitution  of  liability,  the Servicer  shall obtain a replacement  Primary
Insurance Policy as provided above.

                  In connection  with its activities as servicer,  the Servicer  agrees to prepare and present,  on behalf of itself,  the  Trustee and the  Certificateholders,  claims to the  insurer  under any  Primary  Insurance
Policy in a timely fashion in accordance with the terms of such Primary  Insurance  Policy and, in this regard,  to take such  action as shall be  necessary  to permit  recovery  under any  Primary  Insurance  Policy  respecting  a defaulted  Mortgage  Loan.  Pursuant to Section  3.09(a),  any amounts  collected by the Servicer under any Primary
Insurance  Policy shall be deposited  in the related  Escrow  Account,  subject to  withdrawal  pursuant to Section
3.09(b).

                  The Servicer  will comply with all  provisions  of  applicable  state and federal law relating to the  cancellation  of, or collection of premiums with respect to, Primary Mortgage  Insurance,  including,  but not limited to, the provisions of the Homeowners  Protection Act of 1998, and all regulations  promulgated  thereunder, as amended from time to time.

Section 3.06.     Rights of the Depositor and the Trustee in Respect of the Servicer.

                  The Depositor  may, but is not obligated to, enforce the  obligations  of the Servicer  hereunder and may,  but is not  obligated  to,  perform,  or cause a designee to perform,  any  defaulted  obligation  of the
Servicer  hereunder  and in connection  with any such  defaulted  obligation to exercise the related  rights of the
Servicer  hereunder;  provided  that the  Servicer  shall not be relieved of any of its  obligations  hereunder  by virtue of such  performance  by the  Depositor or its designee.  Neither the Trustee nor the  Depositor  shall have any  responsibility  or  liability  for any action or failure to act by the  Servicer  nor shall the Trustee or the
Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

                  Any  Subservicing  Agreement that may be entered into and any  transactions or services  relating to the  Mortgage  Loans  involving  a  Subservicer  in its  capacity  as such  shall be  deemed to be  between  the
Subservicer  and the Servicer  alone,  and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer  except as set forth in  Section  3.07.  The  Servicer  shall be  solely  liable  for all fees owed by it to any  Subservicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

Section 3.07.     Trustee to Act as Servicer.

                  If the Servicer  shall for any reason no longer be the Servicer  hereunder  (including  by reason of an Event of  Default),  the  Trustee  shall  thereupon  assume,  if it so elects,  or shall  appoint a successor
Servicer to assume,  all of the rights and obligations of the Servicer  hereunder arising  thereafter  (except that the Trustee  shall not be (a) liable for losses of the  Servicer  pursuant to Section 3.12 or any acts or omissions of the  predecessor  Servicer  hereunder,  (b)  obligated  to make  Advances if it is  prohibited  from doing so by applicable  law or (c) deemed to have made any  representations  and  warranties  of the Servicer  hereunder).  Any such  assumption  shall be subject to Section 7.02. If the Servicer  shall for any reason no longer be the Servicer
(including by reason of any Event of Default),  the Trustee or the  successor  Servicer may elect to succeed to any rights and  obligations  of the Servicer  under each  Subservicing  Agreement or may  terminate  each  Subservicing
Agreement.  If it has elected to assume the  Subservicing  Agreement,  the Trustee or the successor  Servicer shall be deemed to have assumed all of the  Servicer’s  interest  therein and to have replaced the Servicer as a party to any  Subservicing  Agreement  entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the  Subservicing  Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

                  The Servicer that is no longer the Servicer  hereunder  shall,  upon request of the Trustee,  but at the  expense of the  Servicer,  deliver  to the  assuming  party all  documents  and  records  relating  to each
Subservicing  Agreement or substitute  servicing  agreement and the Mortgage Loans then being  serviced  thereunder and an accounting  of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

Section 3.08.     Collection of Mortgage Loan Payments;  Servicer  Custodial  Account;  Certificate  Account;  and
Upper-Tier Certificate Account.

                  (a)      Continuously  from the date hereof  until the  principal  and  interest on all  Mortgage
Loans are paid in full, the Servicer will proceed  diligently,  in accordance with this  Agreement,  to collect all payments due under each of the  Mortgage  Loans it services  when the same shall  become due and payable.  Further, the Servicer will in accordance with all applicable law and Customary Servicing  Procedures  ascertain and estimate taxes,  assessments,  fire and hazard insurance  premiums,  mortgage  insurance premiums and all other charges with respect to the Mortgage  Loans it services  that, as provided in any  Mortgage,  will become due and payable to the end that the  installments  payable  by the  Mortgagors  will be  sufficient  to pay such  charges as and when they become due and payable.  Consistent  with the  foregoing,  the Servicer  may in its  discretion  (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan it services  and (ii) extend the due dates for  payments  due on a Mortgage  Note for a period not greater than 120 days;  provided,  however,  that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final  payment is due on the latest  maturing  Mortgage  Loan as of the Cut-Off Date. In the event of any such  arrangement,  the Servicer shall make Periodic  Advances on the related  Mortgage Loan in accordance with the provisions  of Section  3.18 during the  scheduled  period in  accordance  with the  amortization  schedule of such
Mortgage Loan without  modification  thereof by reason of such arrangements.  The Servicer shall not be required to institute or join in  litigation  with respect to  collection of any payment  (whether  under a Mortgage,  Mortgage
Note or otherwise or against any public or governmental  authority with respect to a taking or  condemnation) if it reasonably  believes  that  enforcing  the  provision  of the Mortgage or other  instrument  pursuant to which such payment is required is prohibited by applicable law.

                  (b)      The  Servicer  shall  establish  and  maintain  the  Servicer  Custodial  Account.   The
Servicer shall deposit or cause to be deposited into the Servicer  Custodial  Account,  all on a daily basis within one  Business  Day of receipt,  except as  otherwise  specifically  provided  herein,  the  following  payments and collections  remitted by  Subservicers  or received by the Servicer in respect of the Mortgage Loans  subsequent to the Cut-Off  Date (other than in respect of  principal  and  interest  due on the  Mortgage  Loans on or before the
Cut-Off Date) and the following  amounts  required to be deposited  hereunder with respect to the Mortgage Loans it services:

(i)      all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

(ii)     all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

(iii)    (A)               all Insurance  Proceeds and Liquidation  Proceeds,  other than Insurance  Proceeds to be
         (1) applied to the  restoration  or repair of the  Mortgaged  Property,  (2) released  to the Mortgagor in accordance  with  Customary  Servicing  Procedures or  (3) required  to be deposited to an Escrow  Account pursuant to Section  3.09(a) and (B) any Insurance  Proceeds  released from an Escrow Account  pursuant to
         Section 3.09(b)(iv);

(iv)     any amount  required to be deposited by the Servicer  pursuant to Section  3.08(d) in connection  with any losses on Permitted Investments with respect to the Servicer Custodial Account;

(v)      any amounts required to be deposited by the Servicer pursuant to Section 3.14;

(vi)     all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

(vii)    Periodic  Advances  made by the  Servicer  pursuant  to  Section  3.18 and any  payments  of  Compensating
         Interest; and

(viii)   any other amounts required to be deposited hereunder.

                  The foregoing  requirements for deposits to the Servicer  Custodial Account by the Servicer shall be exclusive,  it being understood and agreed that,  without limiting the generality of the foregoing,  payments in the nature of prepayment  penalties,  late payment charges or assumption fees, if collected,  need not be deposited by the  Servicer.  If the Servicer  shall deposit in the Servicer  Custodial  Account any amount not required to be deposited,  it may at any time withdraw or direct the  institution  maintaining the Servicer  Custodial  Account to withdraw such amount from the Servicer  Custodial  Account,  any provision herein to the contrary  notwithstanding.
The  Servicer  Custodial  Account may contain  funds that  belong to one or more trust funds  created for  mortgage pass-through  certificates  of other  series and may contain  other  funds  respecting  payments on mortgage  loans belonging to the  Servicer or serviced by the Servicer on behalf of others.  Notwithstanding  such  commingling  of funds,  the  Servicer  shall keep records that  accurately  reflect the funds on deposit in the Servicer  Custodial
Account that have been  identified  by it as being  attributable  to the Mortgage  Loans it services.  The Servicer shall  maintain  adequate  records with respect to all  withdrawals  made pursuant to this Section 3.08.  All funds required to be  deposited  in the  Servicer  Custodial  Account  shall be held in trust for the  Certificateholders until withdrawn in accordance with Section 3.11.

                  (c)      The Trustee  shall  establish  and maintain,  on behalf of the  Certificateholders,  the
Certificate  Account.  The Trustee  shall,  promptly upon receipt,  deposit in the  Certificate  Account and retain therein the following:

(i)      the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

(ii)     any amount paid by the Trustee  pursuant to Section  3.08(d) in  connection  with any losses on  Permitted
         Investments with respect to the Certificate Account; and

(iii)    any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

                  If the Servicer  shall remit any amount not  required to be  remitted,  it may at any time direct the  Trustee  to  withdraw  such  amount  from the  Certificate  Account,  any  provision  herein  to the  contrary notwithstanding.  Such direction may be  accomplished  by delivering an Officer’s  Certificate to the Trustee which describes the amounts  deposited in error in the  Certificate  Account.  All funds  required to be deposited in the
Certificate  Account  shall  be held  by the  Trustee  in  trust  for the  Certificateholders  until  disbursed  in accordance  with this  Agreement or withdrawn in accordance  with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

                  (d)      Each institution at which the Servicer  Custodial Account or the Certificate  Account is
maintained  shall invest the funds therein as directed in writing by the Servicer in Permitted  Investments,  which shall  mature not later than (i) in the case of the Servicer  Custodial  Account,  the Business Day next  preceding the related  Remittance  Date (except that if such Permitted  Investment is an obligation of the  institution  that maintains such account,  then such Permitted  Investment shall mature not later than such Remittance Date) and (ii)
in the case of the  Certificate  Account,  the Business Day next  preceding the  Distribution  Date (except that if such Permitted  Investment is an obligation of the  institution  that  maintains such account,  then such Permitted
Investment  shall mature not later than such  Distribution  Date) and, in each case,  shall not be sold or disposed of prior to its  maturity.  All  such  Permitted  Investments  shall  be made in the name of the  Trustee,  for the benefit of the  Certificateholders.  All income or gain (net of any losses)  realized  from any such  investment of funds on  deposit  in the  Servicer  Custodial  Account  shall be for the  benefit  of the  Servicer  as  servicing compensation  and shall be  retained  by it  monthly as  provided  herein.  All income or gain (net of any  losses)
realized from any such  investment of funds on deposit in the  Certificate  Account shall be for the benefit of the
Trustee as  additional  compensation  and shall be  retained by it monthly as  provided  herein.  The amount of any losses  realized in the  Servicer  Custodial  Account or the  Certificate  Account  incurred in any such account in respect of any such investments  shall promptly be deposited by the Servicer in the Servicer  Custodial  Account or
by the Trustee in the Certificate Account, as applicable.

                  (e)      The  Servicer  shall give notice to the Trustee of any  proposed  change of the location of the  Servicer  Custodial  Account  maintained  by the  Servicer not later than 30 days and not more than 45 days prior to any change  thereof.  The Trustee shall give notice to the Servicer,  each Rating Agency and the Depositor of any  proposed  change of the  location  of the  Certificate  Account not later than 30 days and not more than 45 days  prior to any change  thereof.  The  creation  of the  Servicer  Custodial  Account  shall be  evidenced  by a certification  substantially  in the form of Exhibit F hereto. A copy of such  certification  shall be furnished to the Trustee.

                  (f)      The Trustee shall  establish and maintain the Upper-Tier  Certificate  Account.  On each
Distribution Date (other than the Final  Distribution  Date, if such Final  Distribution Date is in connection with a purchase  of the assets of the Trust  Estate by the  Depositor),  the  Trustee  shall,  from funds  available  on deposit in the Certificate Account,  deposit, in immediately  available funds, by wire transfer or otherwise,  into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

Section 3.09.     Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

                  (a)      To the extent  required by the related  Mortgage  Note and not violative of current law, the Servicer  shall  segregate  and hold all funds  collected  and received  pursuant to each  Mortgage  Loan which constitute  Escrow  Payments in trust  separate and apart from any of its own funds and general assets and for such purpose shall  establish and maintain one or more escrow  accounts  (collectively,  the “Escrow  Account”),  titled
“[Insert  name of  Servicer],  in trust for  registered  holders of Wachovia  Asset  Funding  Trust,  LLC  Mortgage
Pass-Through  Certificates,  Series 200  -   and various  Mortgagors.” The Escrow Account shall be established with a commercial  bank, a savings bank or a savings and loan  association  that meets the  guidelines set forth by FNMA or FHLMC as an eligible  institution  for escrow  accounts and which is a member of the Automated  Clearing  House.
In any case,  the  Escrow  Account  shall be  insured  by the FDIC to the  fullest  extent  permitted  by law.  The
Servicer shall deposit in the  appropriate  Escrow  Account on a daily basis,  and retain  therein:  (i) all Escrow
Payments  collected  on account  of the  Mortgage  Loans,  (ii) all  amounts  representing  proceeds  of any hazard insurance policy which are to be applied to the restoration or repair of any related  Mortgaged  Property and (iii)
all amounts  representing  proceeds of any Primary Insurance  Policy.  Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

                  (b)      Withdrawals  of  amounts  so  collected  from  the  Escrow  Accounts  may be made by the
Servicer only (i) to effect timely payment of taxes,  assessments,  mortgage  insurance  premiums,  fire and hazard insurance  premiums,  condominium or PUD association dues, or comparable items constituting Escrow Payments for the related  Mortgage,  (ii) to  reimburse the Servicer out of related Escrow  Payments made with respect to a Mortgage
Loan for any  Servicing  Advance made by the  Servicer  pursuant to Section  3.09(c) with respect to such  Mortgage
Loan,  (iii) to  refund to any  Mortgagor  any sums  determined  to be overages,  (iv) for transfer to the Servicer
Custodial  Account upon default of a Mortgagor or in accordance with the terms of the related  Mortgage Loan and if permitted by applicable  law, (v) for application to restore or repair the Mortgaged  Property,  (vi) to pay to the
Mortgagor,  to the extent  required  by law,  any  interest  paid on the funds  deposited  in the  Escrow  Account,
(vii) to pay to itself any interest  earned on funds  deposited in the Escrow  Account (and not required to be paid to the  Mortgagor),  (viii) to the extent  permitted  under the terms of the related  Mortgage Note and  applicable law, to pay late fees with respect to any Monthly  Payment  which is received  after the  applicable  grace period,
(ix) to withdraw  suspense  payments  that are  deposited  into the Escrow  Account,  (x) to  withdraw  any amounts inadvertently  deposited  in the  Escrow  Account  or (xi) to clear  and  terminate  the  Escrow  Account  upon the termination  of this  Agreement in accordance  with Section  10.01.  Any Escrow  Account shall not be a part of the
Trust Estate.

                  (c)      With  respect to each  Mortgage  Loan,  the Servicer  shall  maintain  accurate  records reflecting  the status of taxes,  assessments  and other  charges which are or may become a lien upon the Mortgaged
Property and the status of Primary Insurance Policy premiums and fire and hazard insurance  coverage.  The Servicer shall obtain,  from time to time, all bills for the payment of such charges  (including renewal premiums) and shall effect payment thereof prior to the applicable  penalty or termination  date and at a time appropriate for securing maximum discounts  allowable,  employing for such purpose deposits of the Mortgagor in the Escrow Account,  if any, which shall have been  estimated  and  accumulated  by the Servicer in amounts  sufficient  for such  purposes,  as allowed under the terms of the Mortgage.  To the extent that a Mortgage does not provide for Escrow  Payments,  the
Servicer  shall  determine  that  any  such  payments  are  made  by  the  Mortgagor.  The  Servicer  assumes  full responsibility  for the  timely  payment  of all such  bills and shall  effect  timely  payments  of all such bills irrespective  of  each  Mortgagor’s  faithful  performance  in the  payment  of same or the  making  of the  Escrow
Payments.  The  Servicer  shall  advance any such  payments  that are not timely paid,  but the  Servicer  shall be required  so to  advance  only to the extent  that such  Servicing  Advances,  in the good  faith  judgment  of the
Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.10.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

                  The  Servicer  shall  afford the  Trustee  reasonable  access to all  records  and  documentation regarding  the  Mortgage  Loans  and all  accounts,  insurance  information  and  other  matters  relating  to this
Agreement,  such access being afforded without charge,  but only upon reasonable request and during normal business hours at the office designated by the Servicer.

                  Upon reasonable  advance notice in writing,  the Servicer will provide to each  Certificateholder which is a savings and loan  association,  bank or  insurance  company  certain  reports and  reasonable  access to information and documentation  regarding the Mortgage Loans sufficient to permit such  Certificateholder  to comply with  applicable  regulations  of the OTS or  other  regulatory  authorities  with  respect  to  investment  in the
Certificates;  provided that the Servicer  shall be entitled to be reimbursed  by each such  Certificateholder  for actual expenses incurred by the Servicer in providing such reports and access.

Section 3.11.     Permitted  Withdrawals from the Servicer Custodial Account;  Certificate  Account and Upper-Tier
Certificate Account.

                  (a)      The  Servicer  may  from  time to time  make  withdrawals  from the  Servicer  Custodial
Account, for the following purposes:

(i)      to pay to the Servicer (to the extent not previously  retained),  the servicing  compensation  to which it is entitled pursuant to Section 3.17, and to pay to the Servicer,  as additional  servicing  compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

(ii)     to reimburse the Servicer for unreimbursed  Advances made by it, such right of  reimbursement  pursuant to this clause (ii) being  limited to amounts  received on the Mortgage  Loan(s) in respect of which any such
         Advance was made;

(iii)    to reimburse the Servicer for any Nonrecoverable Advance previously made;

(iv)     to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

(v)      to pay to the  purchaser,  with  respect to each  Mortgage  Loan or REO Property  that has been  purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

(vi)     to  reimburse  the  Servicer  or the  Depositor  for  expenses  incurred  by any of them and  reimbursable pursuant to Section 7.03;

(vii)    to withdraw  any amount  deposited  in the  Servicer  Custodial  Account and not  required to be deposited therein;

(viii)   on or prior to the Remittance Date, to withdraw an amount equal to the related Pool  Distribution  Amount, the  related  Trustee  Fee and any  other  amounts  due to the  Trustee  under  this  Agreement  for  such
         Distribution Date, to the extent on deposit,  and remit such amount in immediately  available funds to the
         Trustee for deposit in the Certificate Account; and

(ix)     to clear and terminate the Servicer  Custodial  Account upon  termination  of this  Agreement  pursuant to
         Section 10.01.

                  The Servicer  shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Servicer  Custodial  Account pursuant to clauses (i),
(ii), (iv) and (v). Prior to making any withdrawal from the Servicer  Custodial  Account  pursuant to clause (iii), the Servicer  shall deliver to the Trustee an Officer’s  Certificate of a Servicing  Officer  indicating the amount of any previous  Advance  determined by the Servicer to be a  Nonrecoverable  Advance and  identifying  the related
Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

                  (b)      The Trustee shall  withdraw  funds from the  Certificate  Account for  distributions  to
Certificateholders  in the manner  specified  in this  Agreement.  In  addition,  the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

(i)      to pay to itself the Trustee Fee and any other  amounts due to the Trustee  under this  Agreement  for the related Distribution Date;

(ii)     to pay to itself as  additional  compensation  earnings on or  investment  income with respect to funds in the Certificate Account;

(iii)    to withdraw and return to the Servicer any amount  deposited in the  Certificate  Account and not required to be deposited therein; and

(iv)     to clear and terminate  the  Certificate  Account upon  termination  of the Agreement  pursuant to Section
         10.01.

                  (c)      Notwithstanding  anything  herein to the  contrary,  the  Regular  Certificates  and the
Class  A-R  Certificate  shall  not  receive   distributions   directly  from  the  Certificate  Account.  On  each
Distribution  Date,  funds on deposit in the Upper-Tier  Certificate  Account shall be used to make payments on the
Regular  Certificates  and the Class A-R  Certificate  as  provided  in  Sections 5.01  and  5.02.  The  Upper-Tier
Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

Section 3.12.     Maintenance of Hazard Insurance.

                  The Servicer  shall cause to be maintained  for each  Mortgage  Loan,  fire and hazard  insurance with  extended  coverage  customary  in the area where the  Mortgaged  Property is located in an amount which is at least equal to the lesser of (a) the full insurable  value of the Mortgaged  Property or (b) the greater of (i) the outstanding  principal  balance  owing on the  Mortgage  Loan and (ii) an  amount  such that the  proceeds  of such insurance  shall be sufficient to avoid the  application to the Mortgagor or loss payee of any  coinsurance  clause under the policy.  If the  Mortgaged  Property  is in an area  identified  in the  Federal  Register by the Federal
Emergency  Management  Agency as having  special flood hazards (and such flood  insurance has been made  available)
the  Servicer  will cause to be  maintained  a flood  insurance  policy  meeting  the  requirements  of the current guidelines of the Federal Insurance  Administration  and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property,  fire and hazard  insurance  with extended  coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property,  liability  insurance and, to the extent  required,  flood  insurance in an amount required  above.  Any amounts  collected by the Servicer under any such  policies  (other than  amounts to be  deposited in an Escrow  Account and applied to the  restoration  or repair of the property  subject to the related  Mortgage or property  acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance  with Customary  Servicing  Procedures)  shall be deposited in the
Servicer Custodial  Account,  subject to withdrawal  pursuant to Section 3.11(a).  It is understood and agreed that no  earthquake  or other  additional  insurance  need be required by the Servicer of any Mortgagor or maintained on
REO Property,  other than pursuant to such  applicable laws and regulations as shall at any time be in force and as shall  require  such  additional  insurance.  All  policies  required  hereunder  shall be endorsed  with  standard mortgagee  clauses with loss payable to the Servicer,  and shall provide for at least 30 days prior written  notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

                  The  hazard  insurance  policies  for  each  Mortgage  Loan  secured  by a unit in a  condominium development  or planned unit  development  shall be  maintained  with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

                  Notwithstanding  the  foregoing,  the  Servicer may maintain a blanket  policy  insuring  against hazard  losses on all of the  Mortgaged  Properties  relating  to the  Mortgage  Loans in lieu of  maintaining  the required  hazard  insurance  policies for each Mortgage  Loan and may maintain a blanket  policy  insuring  against special flood hazards in lieu of maintaining  any required  flood  insurance.  Any such blanket  policies shall (A)
be consistent with prudent  industry  standards,  (B) name the Servicer as loss payee,  (C) provide  coverage in an amount equal to the aggregate unpaid  principal  balance on the related  Mortgage Loans without  co-insurance,  and
(D)  otherwise  comply  with the  requirements  of this  Section  3.12.  Any such  blanket  policy  may  contain  a deductible  clause;  provided  that if any  Mortgaged  Property  is not  covered  by a  separate  policy  otherwise complying  with this Section 3.12 and a loss occurs with respect to such  Mortgaged  Property which loss would have been covered by such a policy,  the Servicer shall deposit in the Servicer  Custodial  Account the  difference,  if any,  between the amount that would have been payable under a separate policy  complying with this Section 3.12 and the amount paid under such blanket policy.

Section 3.13.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.

                  (a)      Except as otherwise  provided in this Section 3.13, when any Mortgaged  Property subject to a Mortgage has been conveyed by the Mortgagor,  the Servicer shall use  reasonable  efforts,  to the extent that it has actual  knowledge of such  conveyance,  to enforce any due-on-sale  clause contained in any Mortgage Note or
Mortgage,  to the extent permitted under applicable law and governmental  regulations,  but only to the extent that such  enforcement  will  not  adversely  affect  or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the  foregoing,  the Servicer is not  required to exercise  such rights with respect to a Mortgage
Loan if the  Person to whom the  related  Mortgaged  Property  has been  conveyed  or is  proposed  to be  conveyed satisfies the terms and conditions  contained in the Mortgage Note and Mortgage  related thereto and the consent of the mortgagee  under such Mortgage Note or Mortgage is not otherwise  required under such Mortgage Note or Mortgage as a condition to such  transfer.  If (i) the Servicer is  prohibited by law from  enforcing  any such  due-on-sale clause,  (ii) coverage under any Required  Insurance  Policy would be adversely  affected,  (iii) the Mortgage Note does not include a due-on-sale  clause or (iv)  nonenforcement is otherwise  permitted  hereunder,  the Servicer is authorized,  subject to Section  3.13(b),  to take or enter into an assumption and  modification  agreement from or with the  Person to whom such  Mortgaged  Property  has been or is about to be  conveyed,  pursuant  to which  such
Person  becomes  liable under the Mortgage  Note and,  unless  prohibited  by  applicable  state law, the Mortgagor remains  liable  thereon;  provided that the Mortgage Loan shall  continue to be covered (if so covered  before the
Servicer enters such agreement) by the applicable  Required Insurance  Policies.  The Servicer,  subject to Section
3.13(b),  is also  authorized  with the prior  approval of the insurers  under any Required  Insurance  Policies to enter into a  substitution  of liability  agreement with such Person,  pursuant to which the original  Mortgagor is released from  liability and such Person is  substituted  as Mortgagor and becomes  liable under the Mortgage Note.
Notwithstanding  the  foregoing,  the  Servicer  shall not be deemed to be in default  under this  Section  3.13 by reason  of any  transfer  or  assumption  which the  Servicer  reasonably  believes  it is  restricted  by law from preventing, for any reason whatsoever.

                  (b)      Subject to the  Servicer’s  duty to  enforce  any  due-on-sale  clause to the extent set forth in Section 3.13(a),  in any case in which a Mortgaged  Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption  agreement or  modification  agreement or supplement to the Mortgage
Note or Mortgage that requires the signature of the Trustee,  or if an instrument of release  signed by the Trustee is required  releasing the Mortgagor  from  liability on the Mortgage  Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature  and shall  direct,  in writing,  the Trustee to execute  the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws regarding  assumptions  or the transfer of the  Mortgaged  Property to such  Person.  In no event shall the Trustee incur  liability  for  executing  any  document  under this  Section  3.13 at the  direction  of the  Servicer.  In connection  with any such  assumption,  no material  term of the Mortgage  Note may be changed.  In  addition,  the substitute  Mortgagor  and the  Mortgaged  Property  must be  acceptable  to the  Servicer in  accordance  with its underwriting  standards as then in effect.  Together with each such substitution,  assumption or other agreement or instrument  delivered  to the Trustee for  execution  by it, the Servicer  shall  deliver an Officer’s  Certificate signed by a Servicing  Officer  stating that the  requirements of this subsection have been met. The Servicer shall notify the Trustee that any such  substitution  or  assumption  agreement  has been  completed by forwarding to the
Trustee (or at the  direction of the  Trustee,  the  Custodian)  the original of such  substitution  or  assumption agreement,  which in the case of the  original  shall be added to the  related  Mortgage  File and  shall,  for all purposes,  be  considered a part of such Mortgage  File to the same extent as all other  documents and  instruments constituting  a part thereof.  Any fee  collected by the Servicer for entering  into an assumption or  substitution
of  liability   agreement  may  be  retained  by  the  Servicer  as  additional   master  servicing   compensation.
Notwithstanding  the foregoing,  to the extent permissible under applicable law and at the request of the Servicer, the Trustee  shall execute and deliver to the Servicer any powers of attorney and other  documents  prepared by the
Servicer that are reasonably  necessary or  appropriate to enable the Servicer to execute any assumption  agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

Section 3.14.     Realization Upon Defaulted Mortgage Loans; REO Property.

                  (a)      The Servicer  shall use  reasonable  efforts to foreclose  upon or otherwise  comparably convert the  ownership of Mortgaged  Properties  securing  such of the Mortgage  Loans as come into and continue in default  and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments.  In connection with such  foreclosure or other  conversion,  the Servicer shall follow Customary  Servicing  Procedures and shall meet the requirements of the insurer under any Required  Insurance Policy;  provided,  however,  that the
Servicer may enter into a special servicing  agreement with an unaffiliated  Holder of 100% Percentage  Interest of a Class of  Class B  Certificates  or a holder  of a class of  securities  representing  interests  in the  Class B
Certificates alone or together with other subordinated  mortgage  pass-through  certificates.  Such agreement shall be  substantially in the form attached hereto as Exhibit K or subject to each Rating Agency’s  acknowledgment  that the ratings of the  Certificates  in effect  immediately  prior to the entering  into such  agreement  would not be qualified,  downgraded or withdrawn and the  Certificates  would not be placed on credit review status  (except for possible  upgrading) as a result of such agreement.  Any such agreement may contain  provisions whereby such holder may instruct the Servicer to commence or delay  foreclosure  proceedings with respect to delinquent  Mortgage Loans and will contain  provisions  for the deposit of cash by the holder that would be  available  for  distribution  to
Certificateholders  if  Liquidation  Proceeds are less than they  otherwise may have been had the Servicer acted in accordance  with its normal  procedures.  Notwithstanding  the  foregoing,  the  Servicer  shall not be required to expend its own funds in connection  with any  foreclosure  or towards the  restoration  of any  Mortgaged  Property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of liquidation of the  Mortgage  Loan  after  reimbursement  to  itself of such  expenses  and (ii)  that  such  expenses  will be recoverable  to it through  proceeds  of the  liquidation  of the  Mortgage  Loan  (respecting  which it shall have priority  for  purposes  of  withdrawals  from  the  Servicer  Custodial  Account).  Any  such  expenditures  shall constitute Servicing Advances for purposes of this Agreement.

                  The  decision of the Servicer to  foreclose  on a defaulted  Mortgage  Loan shall be subject to a determination  by the  Servicer  that the  proceeds  of such  foreclosure  would  exceed the costs and  expenses of bringing such a proceeding.

                  With respect to any REO Property,  the deed or  certificate of sale shall be taken in the name of the Trustee for the benefit of the  Certificateholders,  or its nominee, on behalf of the  Certificateholders.  The
Trustee’s  name shall be placed on the title to such REO Property  solely as the Trustee  hereunder  and not in its individual  capacity.  The Servicer shall ensure that the title to such REO Property  references this Agreement and the Trustee’s  capacity  hereunder.  Pursuant to its efforts to sell such REO Property,  the Servicer  shall either itself or through an agent  selected by the  Servicer  manage,  conserve,  protect and operate such REO Property in the same manner that it manages,  conserves,  protects and operates other  foreclosed  property for its own account and in the same  manner that  similar  property in the same  locality as the REO  Property is managed.  Incident to its  conservation  and  protection of the interests of the  Certificateholders,  the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the  Certificateholders  for the period prior to the sale of such REO  Property.  The  Servicer  shall  prepare for and  deliver to the Trustee a statement  with respect to each REO Property that has been rented,  if any,  showing the aggregate  rental income  received and all expenses  incurred in  connection  with the  management  and  maintenance  of such REO Property at such times as is necessary  to enable the Trustee to comply  with the  reporting  requirements  of the REMIC  Provisions;  provided, however,  that the  Servicer  shall have no duty to rent any REO  Property on behalf of the Trust.  The net monthly rental income,  if any, from such REO Property shall be deposited in the Servicer  Custodial  Account no later than the close of business on each Determination  Date. The Servicer shall perform,  with respect to the Mortgage Loans, the tax reporting  and  withholding  required by Sections  1445 and 6050J of the Code with respect to  foreclosures and abandonments,  the tax reporting  required by Section 6050H of the Code with respect to the receipt of mortgage interest  from  individuals  and, if  required by Section  6050P of the Code with  respect to the  cancellation  of indebtedness by certain financial entities,  by preparing such tax and information  returns as may be required,  in the form required. The Servicer shall deliver copies of such reports to the Trustee.

                  If the Trust acquires any Mortgaged  Property as described  above or otherwise in connection with a default or a default which is  reasonably  foreseeable  on a Mortgage  Loan,  the Servicer  shall dispose of such
Mortgaged  Property prior to the end of the third calendar year following the year of its  acquisition by the Trust
(such period,  the “REO  Disposition  Period”) unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect  that the holding by the Trust of such  Mortgaged  Property  subsequent  to the
REO  Disposition  Period will not result in the  imposition of taxes on  “prohibited  transactions”  (as defined in
Section 860F of the Code) on either the Upper-Tier  REMIC or the Lower-Tier  REMIC or cause either REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding,  or  (B) the  Trustee  (at the  Servicer’s expense) or the  Servicer  shall have  applied for,  prior to the  expiration  of the REO  Disposition  Period,  an extension of the REO Disposition  Period in the manner  contemplated  by Section  856(e)(3) of the Code. If such an
Opinion of Counsel is provided or such an  exemption is  obtained,  the Trust may  continue to hold such  Mortgaged
Property  (subject  to  any  conditions   contained  in  such  Opinion  of  Counsel)  for  the  applicable  period.
Notwithstanding  any other  provision  of this  Agreement,  no  Mortgaged  Property  acquired by the Trust shall be rented (or allowed to  continue to be rented) or  otherwise  used for the  production  of income by or on behalf of the Trust in such a manner or  pursuant  to any terms that  would  (i) cause  such  Mortgaged  Property  to fail to qualify as  “foreclosure  property”  within the meaning of Section  860G(a)(8) of the Code or  (ii) subject  either
REMIC to the  imposition  of any  federal,  state or local income  taxes on the income  earned from such  Mortgaged
Property  under  Section  860G(c) of the Code or  otherwise,  unless the Servicer has agreed to indemnify  and hold harmless the Trust with respect to the  imposition of any such taxes.  The Servicer  shall  identify to the Trustee any  Mortgaged  Property  relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such  Mortgaged  Property by the Servicer have been made.  After delivery of such  identification,  the Servicer shall  proceed to dispose of any such  Mortgaged  Property by holding a  commercially  reasonable  auction for such property.

                  The  income  earned  from the  management  of any REO  Properties,  net of  reimbursement  to the
Servicer for expenses  incurred  (including any property or other taxes) in connection with such management and net of  unreimbursed  Servicing  Fees,  Periodic  Advances and Servicing  Advances,  shall be applied to the payment of principal  of and  interest  on the related  defaulted  Mortgage  Loans  (solely  for the  purposes  of  allocating principal and interest,  interest  shall be treated as accruing as though such Mortgage  Loans were still  current)
and all such income  shall be deemed,  for all purposes in this  Agreement,  to be payments on account of principal and interest on the related  Mortgage  Notes and shall be deposited  into the Servicer  Custodial  Account.  To the extent the net income  received  during any calendar  month is in excess of the amount  attributable  to amortizing principal  and accrued  interest at the  related  Mortgage  Interest  Rate on the  related  Mortgage  Loan for such calendar  month,  such excess shall be considered to be a partial  prepayment of principal of the related  Mortgage
Loan.

                  The  proceeds  from  any  liquidation  of a  Mortgage  Loan,  as well as any  income  from an REO
Property,  will be applied in the  following  order of priority:  first,  to reimburse the Servicer for any related unreimbursed  Servicing  Advances  and  Servicing  Fees;  second,  to reimburse  the Servicer for any  unreimbursed
Periodic  Advances and to reimburse the Servicer  Custodial  Account for any  Nonrecoverable  Advances (or portions thereof)  that were  previously  withdrawn by the Servicer  pursuant to Section  3.11(a)(iii)  that related to such
Mortgage  Loan;  third,  to accrued and unpaid  interest (to the extent no Periodic  Advance has been made for such amount or any such Periodic  Advance has been  reimbursed)  on the Mortgage  Loan or related REO  Property,  at the
Mortgage  Rate to the Due Date  occurring in the month in which such amounts are  required to be  distributed;  and fourth,  as a recovery of principal of the Mortgage  Loan.  Excess  Proceeds,  if any,  from the  liquidation  of a
Liquidated  Mortgage  Loan will be  retained by the  Servicer  as  additional  servicing  compensation  pursuant to
Section 3.17.

                  (b)      The Servicer shall  promptly  notify the Depositor of any Mortgage Loan which comes into default.  The Depositor shall be entitled,  at its option, to repurchase  (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the  Depositor’s  judgment,  the default is not likely to be cured by the  Mortgagor and
(b) such  Mortgage  Loan is 180 days or more  delinquent  or  (ii) any  Mortgage  Loan in the  Trust  Estate  which pursuant to  Section 4(b)  of the Mortgage Loan Purchase  Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to  facilitate  the  exercise of the  Seller’s  rights  against the  originator  or prior holder  of such  Mortgage  Loan.  The  purchase  price  for any such  Mortgage  Loan  shall  be 100% of the  unpaid principal  balance of such  Mortgage  Loan plus accrued  interest  thereon at the Mortgage  Interest Rate (less the
Servicing  Fee Rate for such  Mortgage  Loan)  through the last day of the month in which such  repurchase  occurs.
Upon the receipt of such purchase  price,  the Servicer shall provide to the Trustee the  notification  required by
Section 3.15  and the Trustee or the Custodian  shall promptly  release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage  Loan, or the receipt by the Servicer of a  notification that  payment in full will be escrowed in a manner  customary  for such  purposes,  the Servicer  will  immediately notify  the  Trustee  (or,  at the  direction  of the  Trustee,  the  Custodian)  by  delivering,  or causing to be delivered,  two copies (one of which will be  returned to the  Servicer  with the  Mortgage  File) of a Request for
Release  (which may be  delivered  in an  electronic  format  acceptable  to the  Trustee and the  Servicer).  Upon receipt of such request,  the Trustee or the  Custodian,  as  applicable,  shall within seven Business Days release the related  Mortgage File to the Servicer.  The Trustee shall at the Servicer’s  direction  execute and deliver to the Servicer the request for  reconveyance,  deed of  reconveyance  or release or  satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  in each case provided by the Servicer,  together with the Mortgage
Note with written  evidence of cancellation  thereon.  If the Mortgage has been recorded in the name of MERS or its designee,  the Servicer  shall take all  necessary  action to reflect the release of the Mortgage on the records of
MERS.  Expenses  incurred in  connection  with any  instrument of  satisfaction  or deed of  reconveyance  shall be chargeable  to the  related  Mortgagor.  From  time to time  and as  shall  be  appropriate  for the  servicing  or foreclosure of any Mortgage Loan,  including for such purpose  collection under any policy of flood insurance,  any fidelity bond or errors or omissions  policy,  or for the purposes of effecting a partial  release of any Mortgaged
Property  from the lien of the Mortgage or the making of any  corrections  to the Mortgage  Note or the Mortgage or any of the other  documents  included in the Mortgage  File, the Trustee or the  Custodian,  as applicable,  shall, upon delivery to the Trustee (or, at the direction of the Trustee,  the  Custodian) of a Request for Release signed by a Servicing  Officer,  release the Mortgage  File within seven  Business  Days to the  Servicer.  Subject to the further  limitations set forth below,  the Servicer shall cause the Mortgage File so released to be returned to the
Trustee or the  Custodian,  as  applicable,  when the need  therefor by the Servicer no longer  exists,  unless the
Mortgage Loan is liquidated  and the proceeds  thereof are deposited in the Servicer  Custodial  Account,  in which case the Servicer shall deliver to the Trustee or the Custodian,  as applicable,  a Request for Release,  signed by a Servicing Officer.

                  The  Trustee  shall  execute  and  deliver  to the  Servicer  any  powers of  attorney  and other documents  prepared by the Servicer that are  reasonably  necessary or  appropriate to enable the Servicer to carry out its servicing and administrative  duties under this Agreement,  upon the request of the Servicer.  In addition, upon  prepayment  in full of any  Mortgage  Loan or the  receipt of notice  that funds for such  purpose  have been placed in escrow, the Servicer is authorized to give, as  attorney-in-fact  for the Trustee and the mortgagee under the Mortgage,  an instrument of satisfaction (or Assignment of Mortgage without  recourse)  regarding the Mortgaged
Property  relating to such Mortgage Loan, which  instrument of satisfaction or Assignment of Mortgage,  as the case may be, shall be  delivered to the Person  entitled  thereto  against  receipt of the  prepayment  in full.  If the
Mortgage is  registered  in the name of MERS or its  designee,  the  Servicer  shall take all  necessary  action to reflect the release on the records of MERS. In lieu of executing such  satisfaction  or Assignment of Mortgage,  or if another  document is required to be executed by the  Trustee,  the Servicer may deliver or cause to be delivered to the  Trustee,  for  signature,  as  appropriate,  any court  pleadings,  requests  for  trustee’s  sale or other documents  necessary to effectuate  such  foreclosure  or any legal action brought to obtain  judgment  against the
Mortgagor  on the  Mortgage  Note or the  Mortgage  or to obtain a  deficiency  judgment  or to  enforce  any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

Section 3.16.     Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

                  The Servicer  shall  transmit to the Trustee or, at the  direction of the Trustee,  the Custodian as  required  by this  Agreement  all  documents  and  instruments  in respect of a Mortgage  Loan  coming into the possession of the Servicer  from time to time and shall account fully to the Trustee for any funds  received by the
Servicer or which  otherwise  are  collected  by the  Servicer as  Liquidation  Proceeds or  Insurance  Proceeds in
respect of any Mortgage  Loan.  The  documents  constituting  the  Servicing  File shall be held by the Servicer as custodian  and bailee for the  Trustee.  All  Mortgage  Files and funds  collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans,  whether from the collection of principal and interest  payments or from  Liquidation  Proceeds,  including  but not  limited  to, any funds on deposit  in the  Servicer  Custodial
Account,  shall be held by the  Servicer  for and on behalf of the  Trustee  and shall be and  remain  the sole and exclusive  property of the Trustee,  subject to the  applicable  provisions  of this  Agreement.  The Servicer also agrees that it shall not  knowingly  create,  incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account,  Certificate  Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the  Trustee  for the  benefit of the  Certificateholders,  to any claim,  lien,  security interest,  judgment,  levy,  writ of attachment or other  encumbrance  created by the Servicer,  or assert by legal action or  otherwise  any claim or right of setoff  against  any  Mortgage  File or any funds  collected  on, or in connection  with, a Mortgage  Loan,  except,  however,  that the Servicer  shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.17.     Servicing Compensation.

                  The Servicer  shall be entitled  out of each  payment of interest on a Mortgage  Loan (or portion thereof)  and  included in the Trust Estate to retain or withdraw  from the  Servicer  Custodial  Account an amount equal to the Servicing Fee for such Distribution Date.

                  Additional  servicing  compensation  in  the  form  of  Excess  Proceeds,  prepayment  penalties, assumption  fees,  late  payment  charges  and all  income  and  gain net of any  losses  realized  from  Permitted
Investments and all other  customary and ancillary  income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer  Custodial Account pursuant to Section 3.08(b).  The Servicer shall be required to pay all expenses  incurred by it in connection  with its servicing  activities  hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

                  Notwithstanding  the  foregoing,  with  respect  to  the  payment  of  the  Servicing  Fee on any
Distribution  Date, the aggregate  Servicing Fee for the Servicer for such  Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the  Prepayment  Interest  Shortfall for such  Distribution
Date relating to the Mortgage Loans and (b)  one-twelfth  of      % of the aggregate  Stated  Principal  Balance of
such Mortgage Loans for such Distribution Date (any such reduction, “Compensating Interest”).

Section 3.18.     Advances.

                  The Servicer  shall  determine on or before each Servicer  Advance Date whether it is required to make a Periodic Advance  pursuant to the definition  thereof.  If the Servicer  determines it is required to make a
Periodic  Advance,  it shall,  on or before the  Servicer  Advance  Date,  either  (a)  deposit  into the  Servicer
Custodial  Account an amount equal to the Advance and/or (b) make an appropriate  entry in its records  relating to the  Servicer  Custodial  Account  that any  portion of the Amount  Held for Future  Distribution  in the  Servicer
Custodial  Account  has been  used by the  Servicer  in  discharge  of its  obligation  to make  any such  Periodic
Advance.  Any funds so applied  shall be replaced by the Servicer by deposit in the Servicer  Custodial  Account no later than the close of business on the Business Day preceding the next Servicer  Advance Date.  The Servicer shall be entitled to be reimbursed  from the Servicer  Custodial  Account for all Advances of its own funds made pursuant to this Section 3.18 as provided in Section  3.11(a).  The  obligation  to make  Periodic  Advances with respect to any  Mortgage  Loan shall  continue  until the  ultimate  disposition  of the REO  Property or  Mortgaged  Property relating to such Mortgage Loan.  The Servicer shall inform the Trustee of the amount of the Periodic  Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

                  The  Servicer  shall  deliver to the Trustee on the related  Servicer  Advance  Date an Officer’s
Certificate  of a Servicing  Officer  indicating  the amount of any proposed  Periodic  Advance  determined  by the
Servicer to be a  Nonrecoverable  Advance.  Notwithstanding  anything to the  contrary,  the Servicer  shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

Section 3.19.     Modifications, Waivers, Amendments and Consents.

                  (a)      Subject to this  Section  3.19,  the  Servicer  may agree to any  modification,  waiver, forbearance,  or  amendment  of  any  term  of any  Mortgage  Loan  without  the  consent  of  the  Trustee  or any
Certificateholder.  All  modifications,  waivers,  forbearances  or  amendments  of any  Mortgage  Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

                  (b)      The  Servicer   shall  not  agree  to  enter  into,   and  shall  not  enter  into,  any
modification,  waiver (other than a waiver referred to in Section 3.13,  which waiver, if any, shall be governed by
Section 3.13),  forbearance  or  amendment  of  any  term  of any  Mortgage  Loan  if  such  modification,  waiver, forbearance, or amendment would:

(i)      affect  the amount or timing of any  related  payment  of  principal,  interest  or other  amount  payable thereunder;

(ii)     in the  Servicer’s  judgment,  materially  impair  the  security  for such  Mortgage  Loan or  reduce  the likelihood of timely payment of amounts due thereon; or

(iii)    otherwise  constitute a  “significant  modification”  within the meaning of Treasury  Regulations  Section
         1.860G-2(b);

unless,  in either case,  (A) such  Mortgage  Loan is 90 days or more past due or (B) the Servicer  delivers to the
Trustee an Opinion of Counsel to the effect that such  modification,  waiver,  forbearance  or amendment  would not affect  the REMIC  status of either  the  Upper-Tier  REMIC or the  Lower-Tier  REMIC  and,  in either  case,  such modification,  waiver,  forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation.  Subject to Customary  Servicing  Procedures,  the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer’s judgment is subject to imminent default.

                  (c)      Any  payment of  interest,  which is  deferred  pursuant  to any  modification,  waiver, forbearance or amendment  permitted  hereunder,  shall not, for purposes  hereof,  including,  without  limitation, calculating monthly  distributions to  Certificateholders,  be added to the unpaid principal balance of the related
Mortgage Loan,  notwithstanding  that the terms of such Mortgage Loan or such modification,  waiver or amendment so permit.

                  (d)      The Servicer  may, as a condition  to granting  any request by a Mortgagor  for consent, modification,  waiver,  forbearance  or  amendment,  the  granting  of which is within  the  Servicer’s  discretion pursuant to the Mortgage Loan and is permitted by the terms of this  Agreement,  require that such Mortgagor pay to the Servicer,  as additional  servicing  compensation,  a reasonable or customary fee for the  additional  services performed in connection with such request,  together with any related costs and expenses  incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

                  (e)      The  Servicer  shall  notify the  Trustee,  in  writing,  of any  modification,  waiver, forbearance  or amendment of any term of any Mortgage Loan and the date  thereof,  and shall deliver to the Trustee
(or, at the  direction  of the  Trustee,  the  Custodian)  for deposit in the related  Mortgage  File,  an original counterpart of the agreement  relating to such  modification,  waiver,  forbearance or amendment,  promptly (and in any event  within  ten  Business  Days)  following  the  execution  thereof;  provided,  however,  that if any such modification,  waiver,  forbearance  or amendment is required by  applicable  law to be recorded,  the Servicer (i)
shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such  document,  with evidence of notification upon receipt thereof from the public recording office.

                                                      ARTICLE IV

                                   SERVICER’S CERTIFICATE AND 1934 ACT REPORTING

Section 4.01.     Servicer’s Certificate.

                  Each  month,  not  later  than  12:00  noon  Eastern  time on the  Business  Day  following  each
Determination  Date, the Servicer shall deliver to the Trustee,  a Servicer’s  Certificate (in substance and format mutually  acceptable  to the  Servicer  and the  Trustee)  certified  by a  Servicing  Officer  setting  forth  the information  necessary in order for the Trustee to perform its obligations  under this  Agreement.  The Trustee may conclusively rely upon the information  contained in a Servicer’s  Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                  Each such  statement  shall be  provided  by the  Trustee  to any  Holder of a  Certificate  upon request and shall also, to the extent  available,  include  information  regarding  delinquencies on Mortgage Loans providing such statement,  indicating the number and aggregate  principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

Section 4.02.     Reports to the Securities and Exchange Commission.

                  The Trustee  shall,  on behalf of the Trust,  cause to be filed with the  Commission any periodic reports  required to be filed under the provisions of the 1934 Act and the rules and  regulations of the Commission thereunder,  for so long as any Certificates  registered under the 1933 Act are outstanding (other than the Current
Report  on Form 8-K to be filed by the  Depositor  in  connection  with  computational  materials  and the  initial
Current  Report on Form 8-K to be filed by the  Depositor in  connection  with the  issuance of the  Certificates).
Upon the  request  of the  Trustee,  the  Servicer  and the  Depositor  shall  cooperate  with the  Trustee  in the preparation  of any such  report and shall  provide  to the  Trustee in a timely  manner  all such  information  or documentation  as the  Trustee  may  reasonably  request  in  connection  with the  performance  of its  duties and obligations under this Section.

Section 4.03.     Annual Sarbanes-Oxley Certification.

                  The  Servicer  will  deliver to the  Depositor  and the  Trustee on or before the  earlier of (a)
March 15 of each year or (b) with respect to any calendar year during which the  Depositor’s  annual report on Form
10-K is required  to be filed in  accordance  with the 1934 Act and the rules and  regulations  of the  Commission, five  Business  Days  prior to the date on which  the  annual  report  on Form  10-K is  required  to be  filed,  a certification,  signed by the senior  officer in charge of the  servicing  functions of the  Servicer,  in the form attached as Exhibit N hereto or such other form as may be required or permitted by the  Commission  (the “Form 10-K
Certification”),  in compliance  with Rules 13a-14 and 15d-14 under the 1934 Act and any  additional  directives of the Commission.

Section 4.04.     Annual Servicing Criteria Assessment Report.

                  The  Servicer  will  deliver to the  Depositor  and the  Trustee on or before the  earlier of (a)
March 15 of each year or (b) with respect to any calendar year during which the  Depositor’s  annual report on Form
10-K is required  to be filed in  accordance  with the 1934 Act and the rules and  regulations  of the  Commission, five  Business  Days prior to the date on which the annual  report on Form 10-K is required  to be filed,  a report regarding its assessment of compliance during the preceding  calendar year with all applicable  servicing  criteria set forth in relevant  Commission  regulations with respect to mortgage-backed  securities  transactions taken as a whole  involving  the Servicer that are backed by the same types of assets as those  backing the  Certificates,  as well as similar  reports on  assessment of compliance  received from other parties  participating  in the servicing function as required by relevant  Commission  regulations,  as  described  in Item  1122(a) of  Regulation  AB. The
[Servicer] shall obtain from all other parties participating in the servicing function any required assessments.

Section 4.05.     Annual Independent Public Accountants’ Attestation.

                  On or before the earlier of (a) March 15 of each year or (b) with  respect to any  calendar  year during which the  Depositor’s  annual report on Form 10-K is required to be filed in  accordance  with the 1934 Act and the rules and  regulations of the  Commission,  five Business Days prior to the date on which the annual report is required to be filed, the Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the American  Institute of Certified Public  Accountants,  to furnish a report to the Depositor and the Trustee the  attestation  required under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm may rely, as to matters relating to the direct  servicing of mortgage loans by  Subservicers,  upon comparable statements  for  examinations  conducted  by  independent  public  accountants  substantially  in  accordance  with standards  established by the American Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 4.06.     Annual Statement as to Compliance.

                  The  Servicer  will  deliver to the  Depositor  and the  Trustee on or before the  earlier of (a)
March 15 of each year or (b) with respect to any calendar year during which the  Depositor’s  annual report on Form
10-K is required  to be filed in  accordance  with the 1934 Act and the rules and  regulations  of the  Commission, five Business  Days prior to the date on which the annual  report on Form 10-K is required to be filed,  a servicer compliance  statement,  signed by an authorized  officer of the  Servicer,  as described in Item 1123 of Regulation
AB, to the effect that:

                  (i)      A  review  of  the  Servicer’s  activities  during  the  reporting  period  and  of  its performance under this Agreement has been made under such officer’s supervision.

                  (ii)     To the  best of such  officer’s  knowledge,  based  on such  review,  the  Servicer  has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

                  The  [Servicer]  [Trustee]  shall use  commercially  reasonable  efforts to obtain from all other servicers any  additional  certifications  required under  Item 1123 of Regulation AB to the extent  required to be included in a Report on Form 10-K; provided,  however,  that a failure to obtain such certifications shall not be a breach of the [Trustee] [Servicer]’s duties hereunder if any such party fails to deliver such a certification.

Section 4.07.     Required Information for Form 10-D.

                  In addition to such  information as the Company,  as servicer,  is obligated to provide  pursuant to other  provisions  of the  Agreement,  not  later  than ten days  prior to the  deadline  for the  filing of any distribution  report on Form 10-D in respect of the  Certificates,  the Servicer shall provide to the Depositor and the  Trustee  notice of the  occurrence  of any of the  following  events  along with all  information,  data,  and materials  related  thereto as may be required to be included in the related  distribution  report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)      any  material  modifications,  extensions  or waivers of pool asset  terms,  fees,  penalties  or payments during the distribution  period or that have  cumulatively  become material over time (Item 1121(a)(11) of
         Regulation AB);

(ii)     material breaches of pool asset  representations or warranties or transaction  covenants (Item 1121(a)(12)
         of Regulation AB); and

(iii)    information  regarding any material pool asset changes (such as additions,  substitutions  or repurchases)
         (Item 1121(a)(14) of Regulation AB).

                                                    ARTICLE V

                                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                                               REMIC ADMINISTRATION

Section 5.01.     Distributions.  On each  Distribution  Date,  based solely on the  information  in the Servicer’s
Certificate,  the Trustee shall distribute out of the Upper-Tier  Certificate  Account or the Certificate  Account,
as  applicable,  (to the extent funds are  available  therein) to each  Certificateholder  of record on the related
Record Date (other than as provided in  Section 10.01  respecting  the final  distribution)  (a) by check mailed to such  Certificateholder  entitled to receive a distribution on such  Distribution  Date at the address appearing in the Certificate  Register,  or (b) upon  written request by the Holder of a Regular  Certificate (in the event such
Certificateholder  owns of  record  100% of a Class of  Certificates  or holds  Certificates  of any  Class  having denominations  aggregating  $1,000,000  or more),  by wire  transfer  or by such  other  means of  payment  as such
Certificateholder and the Trustee shall agree upon, such  Certificateholder’s  Percentage Interest in the amount to which the  related  Class of  Certificates  is  entitled  in  accordance  with the  priorities  set forth  below in
Section 5.02.

                  None of the Holders of any Class of  Certificates,  the  Depositor,  the  Servicer or the Trustee
shall in any way be responsible or liable to Holders of any Class of  Certificates  in respect of amounts  properly previously distributed on any such Class.

                  Amounts  distributed  with  respect to any Class of  Certificates  shall be applied  first to the distribution of interest thereon and then to principal thereon.

Section 5.02.     Priorities of Distributions.

                  (a)      On each Distribution  Date, based solely on the information  contained in the Servicer’s
Certificate,  the Trustee shall withdraw from the Certificate  Account (to the extent funds are available  therein)
(1) the  amounts  payable to the Trustee  pursuant to Sections  3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself,  and (2) the Pool  Distribution  Amount,  in an amount as specified  in written  notice  received by the
Trustee from the  Servicer no later than the related  Determination  Date,  and shall apply such funds,  first,  to distributions  in respect of the  Uncertificated  Lower-Tier  Interests as  specified  in this Section  5.02(a) for deposit in the  Upper-Tier  Certificate  Account and to the Class A-LR  Certificate,  and then from the  Upper-Tier
Certificate  Account to  distributions  on the Certificates in the following order of priority and to the extent of such funds:

(i)      to each Class of Senior Certificates  (other than the Class A-PO and Class A-LR  Certificates),  an amount allocable to interest  equal to the Interest  Distribution  Amount for such Class and any shortfall  being allocated  among such Classes in proportion to the amount of the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall;

(ii)     concurrently to the Class A Certificates  (other than the Class A-PO and Class A-LR  Certificates) and the
         Class A-PO Certificates,  pro rata, based on their respective Senior Principal  Distribution Amount and PO
         Principal  Amount,  (A) to the Class A  Certificates  (other  than the  Class  A-PO  Certificates),  in an aggregate amount up to the Senior Principal  Distribution  Amount, such distribution to be allocated among such Classes in accordance  with Section  5.02(b) and (B) to the Class A-PO  Certificates  in an aggregate amount up to the PO Principal Amount;

(iii)    to the  Class  A-PO  Certificates,  any  Class  A-PO  Deferred  Amount,  up to the  Subordinate  Principal
         Distribution  Amount for such Distribution Date from amounts  otherwise  distributable  first to the Class
         B-6  Certificates  pursuant to clause  (iv)(L)  below,  second to the Class B-5  Certificates  pursuant to clause  (iv)(J) below,  third to the Class B-4  Certificates  pursuant to clause (iv)(H) below,  fourth to the Class B-3  Certificates  pursuant  to clause  (iv)(F)  below,  fifth to the  Clause  B-2  Certificates pursuant to clause  (iv)(D)  below and finally to the Class B-1  Certificates  pursuant to clause  (iv)(B)
         below;

(iv)     to each Class of  Subordinate  Certificates,  subject to paragraph (d) below,  in the  following  order of priority:

         (A)      to the Class B-1 Certificates,  an amount allocable to interest equal to the Interest  Distribution Amount for such Class for such Distribution Date;

         (B)      to the Class B-1  Certificates,  an amount  allocable  to  principal  equal to its Pro Rata Share for such
                  Distribution  Date less any amount used to pay the Class A-PO Deferred  Amount pursuant to clause
                  (iii) above until the Class Certificate Balance thereof has been reduced to zero;

         (C)      to the Class B-2 Certificates,  an amount allocable to interest equal to the Interest  Distribution Amount for such Class for such Distribution Date;

         (D)      to the Class B-2  Certificates,  an amount  allocable  to  principal  equal to its Pro Rata Share for such
                  Distribution  Date less any amount used to pay the Class A-PO Deferred  Amount pursuant to clause
                  (iii) above until the Class Certificate Balance thereof has been reduced to zero;

         (E)      to the Class B-3 Certificates,  an amount allocable to interest equal to the Interest  Distribution Amount for such Class for such Distribution Date;

         (F)      to the Class B-3  Certificates,  an amount  allocable  to  principal  equal to its Pro Rata Share for such
                  Distribution  Date less any amount used to pay the Class A-PO Deferred  Amount pursuant to clause
                  (iii) above until the Class Certificate Balance thereof has been reduced to zero;

         (G)      to the Class B-4 Certificates,  an amount allocable to interest equal to the Interest  Distribution Amount for such Class for such Distribution Date;

         (H)      to the Class B-4  Certificates,  an amount  allocable  to  principal  equal to its Pro Rata Share for such
                  Distribution  Date less any amount used to pay the Class A-PO Deferred  Amount pursuant to clause
                  (iii) above until the Class Certificate Balance thereof has been reduced to zero;

         (I)      to the Class B-5 Certificates,  an amount allocable to interest equal to the Interest  Distribution Amount for such Class for such Distribution Date;

         (J)      to the Class B-5  Certificates,  an amount  allocable  to  principal  equal to its Pro Rata Share for such
                  Distribution  Date less any amount used to pay the Class A-PO Deferred  Amount pursuant to clause
                  (iii) above until the Class Certificate Balance thereof has been reduced to zero;

         (K)      to the Class B-6 Certificates,  an amount allocable to interest equal to the Interest  Distribution Amount for such Class for such Distribution Date; and

         (L)      to the Class B-6  Certificates,  an amount  allocable  to  principal  equal to its Pro Rata Share for such
                  Distribution  Date less any amount used to pay the Class A-PO Deferred  Amount pursuant to clause
                  (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

         (v)      to the Holder of the Class A-R Certificate,  any amounts remaining in the Upper-Tier  Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

                  On any  Distribution  Date,  amounts  distributed in respect of Class A-PO Deferred  Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

                  All  distributions  in respect of the  Interest  Distribution  Amount for a Class will be applied first with  respect to the amount  payable  pursuant to clause (i) of the  definition  of “Interest  Distribution
Amount,” and second with respect to the amount payable pursuant to clause (ii) of such definition.

                  On each Distribution Date, each Uncertificated  Lower-Tier  Interest shall receive  distributions in  respect  of  principal  in an  amount  equal  to the  amount  of  principal  distributed  to  their  respective
Corresponding  Upper-Tier  Class or Classes as provided  herein.  On each  Distribution  Date, each  Uncertificated
Lower-Tier  Interest  shall  receive  distributions  in  respect of  interest  in an amount  equal to the  Interest
Distribution  Amounts in respect  of its  Corresponding  Upper-Tier  Class or  Classes,  in each case to the extent actually  distributed  thereon.  Such amounts distributed to the Uncertificated  Lower-Tier Interests in respect of principal  and  interest  with  respect  to any  Distribution  Date are  referred  to  herein  collectively  as the
“Lower-Tier Distribution Amount.”

                  As of any date,  the  principal  balance  (or,  in the case of the  Class  A-LWIO  Interest,  the notional  amount)  of each  Uncertificated  Lower-Tier  Interest  equals  the  aggregate  of the Class  Certificate
Balances  of the  respective  Corresponding  Upper-Tier  Class  or  Classes  (or,  in the case of the  Class  A-WIO
Certificates,  the Class A-WIO Notional Amount).  The initial principal balance of each  Uncertificated  Lower-Tier
Interest  equals the aggregate of the Initial Class  Certificate  Balances (or notional  amount) of the  respective
Corresponding Upper-Tier Class or Classes.

                  The pass-through rate with respect to the Class A-L1 Interest,  Class A-LUR Interest,  Class B-L1
Interest,  Class B-L2  Interest,  Class B-L3  Interest,  Class B-L4  Interest,  Class B-L5  Interest and Class B-L6
Interest shall be      % per annum. The  pass-through  rate with respect to the Class A-L3 Interest shall be      %
per  annum.  The  pass-through  rate with  respect  to the Class  A-L4  Interest  shall be      %  per  annum.  The
pass-through  rate with  respect to the Class A-LWIO  Interest  shall be a per annum rate equal to (i) the weighted average of the Net Mortgage  Interest Rates of the Premium  Mortgage Loans (based on the Stated  Principal  Balance of the Premium  Mortgage  Loans on the Due Date in the month  preceding the month of such  Distribution  Date minus
(ii)       %.  The Class A-LPO  Interest is a  principal-only  interest  and is not  entitled to  distributions  of interest.  Any Non-Supported  Interest Shortfalls will be allocated to each  Uncertificated  Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

                  (b)      (i)      On each  Distribution  Date prior to the Senior Credit Support  Depletion Date, the amount  distributable to the Class A Certificates (other than the Class A-PO Certificates)  pursuant to Section
5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                                                 [To Be Provided]

                  On each Distribution  Date on or after the Senior Credit Support Depletion Date,  notwithstanding the  allocation  and  priority  set forth  above,  the  portion of the Pool  Distribution  Amount  available  to be distributed  as  principal  of the  Class A  Certificates  (other  than  the  Class  A-PO  Certificates)  shall  be distributed  concurrently,  as  principal,  on such  Classes,  pro  rata,  on the basis of their  respective  Class
Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

                  (c)      On each Distribution Date, Accrued  Certificate  Interest for each Class of Certificates for such  Distribution  Date  shall be reduced by such  Class’s  pro rata  share,  based on such  Class’s  Interest
Distribution  Amount for such  Distribution  Date,  without taking into account the allocation made by this Section
5.02(c), of (A) Non-Supported  Interest Shortfalls,  (B) any Excess Losses allocable to interest,  (C) on and after the Senior Credit  Support  Depletion  Date,  any other Realized Loss allocable to interest and (D) each Relief Act
Reduction incurred during the calendar month preceding the month of such Distribution Date.

                  (d)      Notwithstanding the priority and allocation  contained in Section  5.02(a)(iv),  if with respect  to any  Class of  Subordinate  Certificates  on any  Distribution  Date,  (i) the  aggregate  of the Class
Certificate Balances  immediately prior to such Distribution Date of all Classes of Subordinate  Certificates which have a higher  numerical  Class  designation  than such  Class,  divided by (ii) the  aggregate  Class  Certificate
Balance of all the Certificates  (other than the Class A-PO  Certificates)  immediately  prior to such Distribution
Date (the “Fractional  Interest”) is less than the Original  Fractional Interest for such Class, no distribution of principal will be made to any Classes  junior to such Class (the  “Restricted  Classes”) and the Class  Certificate
Balances  of the  Restricted  Classes  will not be used in  determining  the Pro  Rata  Share  for the  Subordinate
Certificates  that are not  Restricted  Classes.  Any funds  remaining will be distributed in the order provided in
Section 5.02(a)(iv).

Section 5.03.     Allocation of Losses.

                  (a)      On or prior to each  Determination  Date,  the  Servicer  shall  inform  the  Trustee in writing with  respect to each  Mortgage  Loan:  (1) whether any  Realized  Loss is a Deficient  Valuation or a Debt
Service  Reduction,  (2) of the amount of such loss or  Deficient  Valuation,  or of the terms of such Debt Service
Reduction and (3) of the total amount of Realized Losses.  Based on such  information,  the Trustee shall determine the total amount of Realized Losses with respect to the related Distribution Date.

                  The  principal  portion  of  Realized  Losses  with  respect  to any  Distribution  Date shall be allocated as follows:

(i)      the  applicable PO  Percentage  of the  principal  portion of any Realized Loss with respect to a Discount
         Mortgage  Loan shall be  allocated  to the Class A-PO  Certificates  until the Class  Certificate  Balance thereof is reduced to zero; and

(ii)     the applicable  Non-PO  Percentage of the principal  portion of any Realized Loss shall be allocated first to the  Subordinate  Certificates  in  reverse  order of their  respective  numerical  Class  designations
         (beginning with the Class of Subordinate  Certificates  then outstanding with the highest  numerical Class designation)  until the respective  Class  Certificate  Balance of each such Class is reduced to zero, and second to the Senior  Certificates  (other than the Class A-PO  Certificates),  pro rata,  on the basis of their respective Class  Certificate  Balances  immediately prior to the related  Distribution  Date, until the Class Certificate Balances thereof have been reduced to zero; and

                  (b)      The Class Certificate  Balance of the Class A-PO  Certificates  shall be reduced on each
Distribution  Date by the amount,  if any, by which the Class  Certificate  Balance of the Class A-PO  Certificates
(after  giving  effect to the amount to be  distributed  as a  distribution  of  principal  and the  allocation  of
Realized  Losses on such  Distribution  Date) exceeds the Adjusted  Pool Amount (PO Portion) for such  Distribution
Date.

                  The Class  Certificate  Balance of the Class of Subordinate  Certificates  then  outstanding with the highest  numerical  Class  designation  shall be reduced on each  Distribution  Date by the amount,  if any, by which the aggregate of the Class  Certificate  Balances of all outstanding  Classes of  Certificates  (after giving effect to the amount to be  distributed as a  distribution  of principal and the allocation of Realized  Losses and
Class A-PO Deferred  Amounts on such  Distribution  Date)  exceeds the Adjusted  Pool Amount for such  Distribution
Date.

                  After the Senior Credit  Support  Depletion  Date, the Class  Certificate  Balances of the Senior
Certificates in the aggregate (other than the Class Certificate  Balance of the Class A-PO  Certificates)  shall be reduced on each Distribution  Date by the amount, if any, by which the aggregate of the Class Certificate  Balances of all outstanding  Classes of Senior  Certificates  (other than Class A-PO  Certificates)  (after giving effect to the amount to be  distributed  as a  distribution  of  principal  and the  allocation  of  Realized  Losses on such
Distribution  Date)  exceeds the  difference  between (i) the Adjusted Pool Amount for such  Distribution  Date and
(ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

                  Any such reduction  shall be allocated among the Senior  Certificates  (other than the Class A-PO
Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date.

                  (c)      Any Realized  Loss  allocated to a Class of  Certificates  or any reduction in the Class
Certificate  Balance of a Class of  Certificates  pursuant to Section  5.03(b)  above shall be allocated  among the
Certificates of such Class in proportion to their respective Percentage Interests.

                  (d)      Any  allocation of Realized  Losses to a Class of  Certificates  or any reduction in the
Class  Certificate  Balance of a Class  pursuant to Section  5.03(b)  above shall be  accomplished  by reducing the
Class Certificate  Balance thereof prior to the distributions  made on the related  Distribution Date in accordance with the definition of “Class Certificate Balance.”

                  (e)      With  respect to any  Distribution  Date,  Realized  Losses  allocated  pursuant to this
Section  5.03 will be  allocated  to each  Uncertificated  Lower-Tier  Interest  in an amount  equal to the  amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

Section 5.04.     Statements to Certificateholders.

                  (a)      Prior to the  Distribution  Date in each month,  based upon the information  provided to the Trustee on the  Servicer’s  Certificates  delivered to the Trustee  pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

(i)      the  amount  allocable  to  principal,  separately  identifying  the  aggregate  amount  of any  Principal
         Prepayments and Liquidation Proceeds included therein;

(ii)     the amount allocable to interest,  any Class Unpaid Interest  Shortfall  included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

(iii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)     the Class  Certificate  Balance of each Class of Certificates  after giving effect to the  distribution of principal on such Distribution Date;

(v)      the Pool Stated Principal Balance for the following Distribution Date;

(vi)     the  Senior  Percentage,  the  Priority  Percentage  and the  Subordinate  Percentage  for  the  following
         Distribution Date;

(vii)    the amount of the  Servicing  Fee paid to or retained by the Servicer  with  respect to such  Distribution
         Date;

(viii)   the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

(ix)     the amount of Periodic  Advances  included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

(x)      the number and aggregate  principal amounts of Mortgage Loans (A) delinquent  (exclusive of Mortgage Loans in  foreclosure)  (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more  days and (B) in foreclosure,  as of  the  close  of  business  on  the  last  day of the  calendar  month  preceding  such
         Distribution Date;

(xi)     with respect to any Mortgage Loan that became an REO Property  during the preceding  calendar  month,  the loan  number and  Stated  Principal  Balance  of such  Mortgage  Loan as of the close of  business  on the
         Determination Date preceding such Distribution Date and the date of acquisition thereof;

(xii)    the total number and principal  balance of any REO Properties  (and market value,  if available) as of the close of business on the Determination Date preceding such Distribution Date;

(xiii)   the  Senior  Prepayment   Percentage  and  the  Subordinate   Prepayment   Percentage  for  the  following
         Distribution Date;

(xiv)    the aggregate  amount of Realized Losses  incurred  during the preceding  calendar month or any Class A-PO
         Deferred Amounts for such Distribution Date.

(xv)     in the case of the Class A-5 Certificates, the Class A-5 Notional Amount;

(xvi)    in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount for such Distribution Date.

                  (b)      No later than each Distribution  Date, the Trustee,  based upon information  supplied to it on the Servicer’s  Certificates,  shall prepare and deliver (by mail, fax or electronically) to each Holder of a
Certificate,  each Rating Agency and the Servicer a statement  setting forth the  information  set forth in Section
5.04(a).

                  In the case of information  furnished  pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                  On each  Distribution  Date,  the Trustee  shall  prepare and  furnish to each  Financial  Market
Service,  in electronic or such other format and media mutually  agreed upon by the Trustee,  the Financial  Market
Service and the  Depositor,  the  information  contained in the  statement  described  in Section  5.04(a) for such
Distribution Date.

                  The Trustee  shall make  available on the  Internet  each month,  to any  interested  party,  the monthly  statement to  Certificateholders  and each of the reports filed with the Commission by or on behalf of the
Depositor  under  the 1934 Act with  respect  to the  Certificates  as soon as  reasonably  practicable  after  the applicable filing date via the Trustee’s website.

                  Within a  reasonable  period of time  after the end of each  calendar  year,  the  Trustee  shall furnish to each Person who at any time during the calendar  year was the Holder of a  Certificate,  if requested in writing by such  Person,  a  statement  containing  the  information  set forth in clauses  (i),  (ii) and (vii) of
Section  5.04(a),  in each case  aggregated for such calendar year or applicable  portion thereof during which such
Person was a  Certificateholder.  Such  obligation  of the Trustee  shall be deemed to have been  satisfied  to the extent that substantially  comparable  information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

                  The Trustee shall deliver to the Holders of  Certificates  any reports or information the Trustee is required by this Agreement or the Code,  Treasury  Regulations or REMIC  Provisions to deliver to the Holders of
Certificates,  and the  Trustee  shall  prepare  and  provide to the  Certificateholders  (by mail,  telephone,  or publication  as may be permitted by applicable  Treasury  Regulations)  such other  reasonable  information  as the
Trustee deems necessary or appropriate or is required by the Code, Treasury  Regulations,  and the REMIC Provisions
including,  but not limited to, (i)  information  to be reported to the Holders of the  Residual  Certificates  for quarterly  notices on Schedule Q (Form 1066) (which  information  shall be forwarded to the Holders of the Residual
Certificates  by the  Trustee),  (ii)  information  to be provided to the Holders of  Certificates  with respect to amounts which should be included as interest and original  issue  discount in such Holders’  gross income and (iii)
information  to be provided to all Holders of  Certificates  setting forth the  percentage of each REMIC’s  assets,
determined  in  accordance  with  Treasury   Regulations  using  a  convention,   not  inconsistent  with  Treasury
Regulations,  selected by the Trustee in its absolute discretion,  that constitute real estate assets under Section
856 of the Code, and assets described in Section  7701(a)(19)(C) of the Code;  provided,  however,  that in setting forth the  percentage  of such  assets of each  REMIC,  nothing  contained  in this  Agreement,  including  without limitation  Section 7.03 hereof,  shall be  interpreted  to require the Trustee  periodically  to appraise the fair market  values of the assets of the Trust Estate or to indemnify  the Trust Estate or any  Certificateholders  from any adverse federal,  state or local tax consequences  associated with a change subsequently required to be made in the Depositor’s  initial good faith  determinations  of such fair market values (if subsequent  determinations  are required pursuant to the REMIC Provisions) made from time to time.

Section 5.05.     Tax Returns and Reports to Certificateholders.

                  (a)      For federal  income tax  purposes,  each REMIC shall have a calendar  year  taxable year and shall maintain its books on the accrual method of accounting.

                  (b)      The  Trustee  shall  prepare or cause to be  prepared,  shall  execute and shall file or cause to be filed with the  Internal  Revenue  Service and  applicable  state or local tax  authorities  income tax information  returns for each taxable year with respect to each REMIC  containing such information at the times and in the manner as may be required by the Code,  the Treasury  Regulations  or state or local tax laws,  regulations, or rules,  and shall  furnish  or cause to be  furnished  to each REMIC and the  Certificateholders the  schedules, statements  or  information  at such times and in such  manner as may be  required  thereby.  Within 30 days of the
Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue  Service,  on Form 8811 or as otherwise  required by the Code or the Treasury  Regulations,  the name, title,  address and telephone number of the person that Holders of the Certificates may contact for tax information  relating  thereto,  together with such additional  information  at the time or times and in the manner  required by the Code or the Treasury  Regulations.
Such federal,  state,  or local income tax or  information  returns  shall be signed by the Trustee,  or such other
Person as may be required to sign such returns by the Code,  the Treasury  Regulations  or state or local tax laws, regulations, or rules.

                  (c)      In the first  federal  income tax return of each REMIC for its short taxable year ending
December 31, 200  , REMIC status shall be elected for such taxable year and all succeeding taxable years.

                  (d)      The  Trustee  will  maintain or cause to be  maintained  such  records  relating to each
REMIC, including but not limited to records relating to the income,  expenses,  assets and liabilities of the Trust
Estate,  and the initial fair market value and adjusted  basis of the Trust Estate  property and assets  determined at such  intervals as may be required by the Code or the Treasury  Regulations,  as may be necessary to prepare the foregoing returns, schedules, statements or information.

Section 5.06.     Tax Matters  Person.  The Tax  Matters  Person  shall have the same  duties with  respect to each
REMIC as those of a “tax matters  partner”  under  Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder
of the Class A-R Certificate is hereby  designated as the Tax Matters Person for the Upper-Tier  REMIC.  The Holder
of the Class A-LR  Certificate is hereby  designated as the Tax Matters Person for the Lower-Tier  REMIC.  By their acceptance of the Class A-R or Class A-LR Certificate,  as applicable,  each such Holder  irrevocably  appoints the
Trustee  as its agent to perform  all of the duties of the Tax  Matters  Person  for the  Upper-Tier  REMIC and the
Lower-Tier REMIC.

Section 5.07.     Rights of the Tax Matters  Person in Respect of the  Trustee.  The Trustee  shall  afford the Tax
Matters Person,  upon  reasonable  notice during normal  business  hours,  access to all records  maintained by the
Trustee in respect of its duties  hereunder and access to officers of the Trustee  responsible  for performing such duties.  Upon request,  the Trustee  shall furnish the Tax Matters  Person with its most recent report of condition published  pursuant to law or to the  requirements of its supervisory or examining  authority  publicly  available.
The Trustee  shall make  available  to the Tax Matters  Person such  books,  documents  or records  relating to the
Trustee’s  services  hereunder as the Tax Matters  Person shall  reasonably  request.  The Tax Matters Person shall not have any  responsibility  or liability  for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

Section 5.08.     REMIC Related  Covenants.  For as long as the Trust shall exist,  the Trustee,  the Depositor and the Servicer  shall act in  accordance  herewith to assure  continuing  treatment of the  Upper-Tier  REMIC and the
Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC.  In particular:

                  (a)      The Trustee  shall not create,  or permit the  creation  of, any  “interests”  in either
REMIC  within  the  meaning  of Code  Section  860D(a)(2)  other  than the  interests  represented  by the  Regular
Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

                  (b)      Except as otherwise  provided in the Code,  (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless  substantially  all of the property held in each  REMIC  constitutes  either  “qualified  mortgages”  or  “permitted  investments”  as  defined in Code
Sections  860G(a)(3)  and (5),  respectively,  and (ii) no property  shall be  contributed  to each REMIC after the start-up  day unless such  contribution  would not subject the Trust Estate to the 100% tax on  contributions  to a
REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

                  (c)      The  Trustee  shall not accept on behalf of either  REMIC any fee or other  compensation for services and neither the Trustee nor the Servicer  shall  knowingly  accept,  on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

                  (d)      The  Trustee  shall not sell or permit the sale of all or any  portion  of the  Mortgage
Loans  (other  than in  accordance  with  Sections  2.02,  2.04 or  3.14(b)),  unless  such sale is  pursuant  to a
“qualified  liquidation” of the applicable  REMIC as defined in Code Section  860F(a)(4)(A)  and in accordance with
Article X.

                  (e)      The  Trustee  shall  maintain  books  with  respect  to the  Trust  and each  REMIC on a calendar year taxable year and on an accrual basis.

                  Neither the Servicer nor the Trustee  shall engage in a “prohibited  transaction”  (as defined in
Code  Section 860F(a)(2)),  except that,  with the prior  written  consent of the Servicer and the  Depositor,  the
Trustee may engage in the activities  otherwise  prohibited by the foregoing  paragraphs (b), (c) and (d); provided that the Servicer  shall have  delivered  to the Trustee an Opinion of Counsel to the effect that such  transaction will not  result  in the  imposition  of a tax on either  REMIC  and will not  disqualify  the  Trust  Estate  from treatment as two REMICs;  and, provided  further,  that the Servicer shall have demonstrated to the satisfaction of the Trustee  that such  action will not  adversely  affect the rights of the  Holders of the  Certificates  and the
Trustee and that such action will not adversely impact the rating of the Certificates.

Section 5.09.     Determination of LIBOR. On each Rate  Determination Date for a Class of LIBOR  Certificates,  the
Trustee  shall  determine  LIBOR  for  the  applicable  Distribution  Date on the  basis  of the  British  Bankers’
Association  (“BBA”)  “Interest  Settlement Rate” for one-month  deposits in U.S. Dollars as found on Telerate page
3750 as of 11:00 A.M. London time on such Rate Determination  Date. As used herein,  “Telerate page 3750” means the display designated as page 3750 on the Bridge Telerate Service.

                  If on any Rate  Determination  Date for a Class of LIBOR  Certificates,  the Trustee is unable to determine  LIBOR on the  basis of the  method  set  forth in the  preceding  paragraph,  LIBOR  for the  applicable
Distribution  Date will be whichever is higher of (x) LIBOR as determined on the previous Rate  Determination  Date for such Class of LIBOR  Certificates  or (y) the Reserve  Interest Rate.  The “Reserve  Interest Rate” will be the rate per annum which the Trustee  determines to be either (A) the arithmetic  mean (rounding such  arithmetic  mean upwards if necessary to the nearest whole  multiple of 1/16%) of the one-month  U.S.  Dollar lending rates that New
York City banks  selected by the Trustee are quoting,  on the relevant  Rate  Determination  Date, to the principal
London  offices of at least two leading banks in the London  interbank  market or (B) in the event that the Trustee can determine no such arithmetic  mean, the lowest  one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

                  If on any Rate  Determination  Date for a Class of LIBOR  Certificates,  the  Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding  paragraph,  LIBOR for the  applicable  Distribution  Date will be LIBOR as determined on the previous  Rate  Determination  Date for such
Class of LIBOR Certificates, or, in the case of the first Rate Determination Date,          % per annum.

                  The establishment of LIBOR by the Trustee and the Trustee’s  subsequent  calculation of the rates of interest  applicable  to each of the LIBOR  Certificates  in the absence of  manifest  error,  will be final and binding.  After a Rate  Determination  Date,  the  Trustee  shall  provide  the  Pass-Through  Rates  of the  LIBOR
Certificates for the related  Distribution Date to Beneficial  Owners or Holders of LIBOR  Certificates who place a
telephone call to the Trustee at       and make a request therefor.

                                                    ARTICLE VI

                                                 THE CERTIFICATES

Section 6.01.     The Certificates.  The Classes of Senior  Certificates and the Subordinate  Certificates shall be substantially  in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-PO,  A-WIO,  A-R, A-LR, B-1, B-2,
B-3, B-4, B-5, B-6 and C (reverse of all  Certificates)  and shall,  on original  issue, be executed by the Trustee and shall be  countersigned  and delivered by the Trustee to or upon the order of the Depositor upon receipt by the
Trustee of the  documents  specified in Section 2.01.  The Senior  Certificates  (other than the Class A-PO,  Class
A-WIO and Class A-R  Certificates)  shall be  available  to investors  in  interests  representing  minimum  dollar
Certificate  Balances (or  notional  amounts) of $      and integral  multiples  of $      in excess  thereof.  The
Class A-WIO  Certificates  shall be available to investors in interests  representing  minimum  dollar  Certificate
Balances of $      and  integral  multiples  of $      in excess  thereof.  The  Subordinate  Certificates  and the
Class A-PO  Certificates  shall be available to investors in  interests  representing  minimum  dollar  Certificate
Balances of $      and  integral  dollar  multiples of $      in excess  thereof  (except one  Certificate  of such
Class may be issued with a different  Certificate  Balance.  The Class A-R and Class A-LR Certificates  shall be in
a minimum  denomination of $     . The Senior  Certificates  (other than the Class A-R and Class A-LR Certificates)
and the Class B-1, Class B-2 and Class B-3  Certificates  shall  initially be issued in book-entry form through the
Depository  and  delivered  to the  Depository  or,  pursuant  to the  Depository’s  instructions  on behalf of the
Depository  to, and  deposited  with,  the  Certificate  Custodian,  and all other  Classes of  Certificates  shall initially be issued in definitive, fully-registered form.

                  The Certificates  shall be executed by manual or facsimile  signature on behalf of the Trustee by an authorized  officer or signatory.  Certificates  bearing the manual or facsimile  signatures of individuals  who were, at the time when such  signatures  were  affixed,  authorized to sign on behalf of the Trustee shall bind the
Trustee,  notwithstanding  that such  individuals  or any of them  have  ceased  to be so  authorized  prior to the execution  and  delivery  of such  Certificates  or did not hold  such  offices  or  positions  at the date of such
Certificate.  No Certificate  shall be entitled to any benefit under this  Agreement,  or be valid for any purpose, unless such Certificate  shall have been manually  countersigned by the Trustee  substantially in the form provided for herein, and such  countersignature  upon any Certificate shall be conclusive  evidence,  and the only evidence, that such Certificate has been duly  authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their countersignature.

Section 6.02.     Registration of Transfer and Exchange of Certificates.

                  (a)      The  Trustee  shall  cause to be kept at an  office  or  agency in the city in which the
Corporate  Trust  Office of the  Trustee is located a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee shall initially serve as Certificate  Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

                  (b)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other
Certificates of authorized  denominations of a like Class, tenor and aggregate Percentage Interest,  upon surrender of the  Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for  exchange,  the  Trustee  shall  execute  and the  Trustee  shall  authenticate,  countersign  and  deliver the
Certificates which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or  surrendered  for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

                  (c)      (i) Except as provided in paragraph  (c)(iii) below, the Book-Entry  Certificates  shall at all times remain  registered in the name of the Depository or its nominee and at all times:  (A) registration of the  Certificates  may not be  transferred by the Trustee except to another  Depository;  (B) the Depository  shall maintain  book-entry  records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry  Certificates;  (C) ownership and transfers of  registration of the Book-Entry  Certificates on the books of the Depository  shall be governed by applicable  rules  established by the Depository;  (D) the Depository may collect its usual and customary fees,  charges and expenses from its Depository  Participants;  (E) the Trustee shall deal with the Depository as the representative of the Certificate  Owners of the Book-Entry  Certificates for
purposes of exercising  the rights of Holders under this  Agreement,  and requests and  directions for and votes of the  Depository  shall not be deemed to be  inconsistent  if they are made with  respect to  different  Certificate
Owners;  and (F) the Trustee may rely and shall be fully  protected  in relying upon  information  furnished by the
Depository with respect to its Depository  Participants and furnished by the Depository  Participants  with respect to indirect  participating  firms and persons shown on the books of such indirect  participating firms as direct or indirect Certificate Owners.

                  (ii)     All  transfers  by  Certificate  Owners  of  Book-Entry  Certificates  shall  be made in accordance with the procedures  established by the Depository  Participant or brokerage firm  representing such  Certificate  Owner.  Each  Depository  Participant  shall only transfer  Book-Entry  Certificates of
         Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the
         Depository’s normal procedures.

                  (iii)    If (A) (1) the  Depository  or the  Depositor  advises the  Trustee in writing  that the
         Depository is no longer willing or able to properly  discharge its  responsibilities  as  Depository,  and
         (2) the Trustee or the  Depositor  is unable to locate a qualified  successor,  (B) the  Depositor  at its option  advises the Trustee in writing  that it elects to  terminate  the  book-entry  system  through the
         Depository or (C) after the occurrence of an Event of Default,  Certificate  Owners  representing at least
         51% of the  aggregate  Class  Certificate  Balances of the  Book-Entry  Certificates  together  advise the
         Trustee and the  Depository  through the Depository  Participants  in writing that the  continuation  of a book-entry  system through the Depository is no longer in the best  interests of the  Certificate  Owners, the Trustee shall notify all Certificate  Owners,  through the  Depository,  of the occurrence of any such
         event  and  of  the  availability  of  definitive,   fully-registered   Certificates   (the  “Definitive
         Certificates”)  to Certificate  Owners  requesting the same.  Upon surrender to the Trustee of the related
         Class of  Certificates  by the  Depository  (or by the  Certificate  Custodian,  if it holds such Class on behalf of the  Depository),  accompanied by the  instructions  from the Depository for  registration,  the
         Trustee  shall issue the  Definitive  Certificates.  None of the  Servicer,  the  Depositor or the Trustee
         shall be liable for any delay in delivery of such instruction and may  conclusively  rely on, and shall be protected  in relying on, such  instructions.  The  Depositor  shall  provide the Trustee with an adequate inventory of  certificates  to facilitate the issuance and transfer of Definitive  Certificates.  Upon the issuance  of  Definitive  Certificates,  the  Trustee  shall  recognize  the  Holders  of  the  Definitive
         Certificates as Certificateholders hereunder.

                  (d)      No transfer of a Private  Certificate  shall be made unless such transfer is exempt from the  registration  requirements of the 1933 Act and any applicable  state  securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such  transfer,  (i) unless  such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written  Opinion of Counsel  (which may be  in-house  counsel)  acceptable  to and in form and  substance  reasonably  satisfactory  to the Trustee and the
Depositor  that such transfer may be made pursuant to an exemption,  describing  the  applicable  exemption and the basis  therefor,  from the 1933 Act and such laws or is being made  pursuant  to the 1933 Act and such laws,  which
Opinion of Counsel  shall not be an expense of the Trustee or the  Depositor  and (ii) the Trustee  shall require a certificate from the Certificateholder  desiring to effect such transfer  substantially in the form attached hereto as Exhibit G-1 and a certificate from such  Certificateholder’s  prospective  transferee  substantially in the form attached  hereto  either as Exhibit  G-2A or as Exhibit  G-2B,  which  certificates  shall not be an expense of the
Trustee or the Depositor;  provided that the foregoing  requirements  under clauses (i) and (ii) shall not apply to a transfer of a Private  Certificate  between or among the  Depositor,  the Seller,  their  affiliates or both. The
Depositor shall provide to any Holder of a Private  Certificate and any prospective  transferees  designated by any such Holder,  information  regarding the related  Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to  eligibility  set forth in Rule  144A(d)(4) for transfer of any such certificate  without  registration  thereof under the 1933 Act pursuant to the registration  exemption  provided by
Rule 144A. The Holder of a Private  Certificate  desiring to effect such transfer shall,  and does hereby agree to, indemnify the Trustee and the Depositor  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (e)      No  transfer of an ERISA  Restricted  Certificate  shall be made  unless the  transferee delivers to the Trustee  either (i) a  representation  letter in the form of Exhibit H from the  transferee of such
Certificate,  which  representation  letter shall not be an expense of the Depositor,  the Trustee or the Servicer, or (ii) in the case of any ERISA  Restricted  Certificate  presented  for  registration  in the name of an employee benefit plan or  arrangement,  including an  individual  retirement  account,  subject to ERISA,  the Code,  or any federal,  state or local law (“Similar Law”) which is similar to ERISA or the Code  (collectively,  a “Plan”), or a trustee or custodian  of any of the  foregoing,  an Opinion of Counsel in form and  substance  satisfactory  to the
Trustee and the Servicer to the effect that the purchase or holding of such ERISA  Restricted  Certificate by or on behalf of such Plan  will not  result in the  assets of the  Trust  Estate  being  deemed to be “plan  assets”  and subject to the  prohibited  transaction  provisions  of ERISA,  the Code or Similar  Law and will not  subject  the
Trustee,  the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement,  which
Opinion of Counsel shall not be an expense of the Trustee or the Servicer.  Any  transferee of an ERISA  Restricted
Certificate  that does not comply with either clause (i) or (ii) of the  preceding  sentence will be deemed to have made one of the  representations  set forth in Exhibit H.  Notwithstanding  anything  else to the contrary  herein, any purported  transfer of an ERISA  Restricted  Certificate  to or on behalf of a Plan without the delivery to the
Trustee and the Servicer of an Opinion of Counsel  satisfactory  to the Trustee and the Servicer as described above shall be void and of no effect.

                  Neither the Trustee nor the  Certificate  Registrar  shall have any  liability  for  transfers of
Book-Entry  Certificates  made  through  the  book-entry  facilities  of the  Depository  or  between  or among any
Depository  Participants  or  Certificate  Owners,  made in violation of applicable  restrictions.  The Trustee may rely and shall be fully  protected in relying upon  information  furnished  by the  Depository  with respect to its
Depository  Participants and furnished by the Depository  Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  To the extent  permitted  under  applicable  law  (including,  but not  limited to,  ERISA),  the
Trustee  shall be under no  liability  to any Person  for any  registration  of  transfer  of any ERISA  Restricted
Certificate  that is in fact not permitted by this Section 6.02 or for making any payments due on such  Certificate to the  Holder  thereof  or taking any other  action  with  respect to such  Holder  under the  provisions  of this
Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

                  (f)      Each Person who has or who acquires  any  Ownership  Interest in a Residual  Certificate
shall be deemed by the  acceptance  or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following  provisions,  and the rights of each Person  acquiring any Ownership  Interest in a Residual  Certificate are expressly subject to the following provisions:

(i)      Each Person  holding or acquiring any Ownership  Interest in a Residual  Certificate  shall be a Permitted
         Transferee  and shall  promptly  notify the Trustee of any change or  impending  change in its status as a
         Permitted Transferee.

(ii)     No Person shall acquire an Ownership  Interest in a Residual  Certificate  unless such Ownership  Interest is a pro rata undivided interest.

(iii)    In  connection  with any  proposed  transfer  of any  Ownership  Interest in a Residual  Certificate,  the
         Trustee shall require  delivery to it, in form and  substance  satisfactory  to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

(iv)     Notwithstanding  the  delivery of an  affidavit by a proposed  transferee  under clause (iii) above,  if a
         Responsible  Officer of the Trustee has actual  knowledge that the proposed  transferee is not a Permitted
         Transferee,  no transfer of any Ownership Interest in a Residual  Certificate to such proposed  transferee shall be effected.

(v)      No Ownership  Interest in a Residual  Certificate may be purchased by or transferred to any Person that is not a U.S. Person,  unless (A) such Person holds such Residual  Certificate in connection with the conduct of a trade or business  within the United  States and  furnishes  the  transferor  and the Trustee with an effective  Internal Revenue Service Form W-8ECI (or successor  thereto) or (B) the transferee  delivers to both the  transferor  and the Trustee an Opinion of Counsel  from a  nationally-recognized  tax counsel to the effect that such  transfer is in  accordance  with the  requirements  of the Code and the  regulations promulgated  thereunder  and that such  transfer of a Residual  Certificate  will not be  disregarded  for federal income tax purposes.

(vi)     Any attempted or purported  transfer of any Ownership  Interest in a Residual  Certificate in violation of the  provisions  of this  Section 6.02 shall be  absolutely  null and void and shall vest no rights in the purported  transferee.  If any purported  transferee shall, in violation of the provisions of this Section
         6.02, become a Holder of a Residual  Certificate,  then the prior Holder of such Residual Certificate that is a Permitted  Transferee  shall,  upon  discovery  that the  registration  of transfer of such  Residual
         Certificate  was not in fact  permitted by this Section 6.02, be restored to all rights as Holder  thereof retroactive to the date of  registration  of transfer of such Residual  Certificate.  The Trustee shall be under no liability to any Person for any  registration  of transfer of a Residual  Certificate  that is in fact not permitted by this Section 6.02 or for making any distributions  due on such Residual  Certificate to the Holder  thereof or taking any other action with respect to such Holder under the  provisions of the
         Agreement  so long as the transfer was  registered  in  accordance  with this  Section  6.02.  The Trustee shall be entitled to recover  from any Holder of a Residual  Certificate  that was in fact not a Permitted
         Transferee  at  the  time  such   distributions   were  made  all  distributions  made  on  such  Residual
         Certificate.  Any such  distributions  so recovered by the Trustee shall be  distributed  and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(vii)    If  any  Person  other  than  a  Permitted  Transferee  acquires  any  Ownership  Interest  in a  Residual
         Certificate  in  violation  of the  restrictions  in  this  Section  6.02,  then  the  Trustee,  based  on information  provided to the Trustee by the Servicer,  will provide to the Internal Revenue  Service,  and to the Persons  specified in Section  860E(e)(3)  and (6) of the Code,  information  needed to compute the tax  imposed  under  Section  860E(e) of the Code on  transfers  of  residual  interests  to  disqualified organizations.  The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

(viii)   No  Ownership  Interest in a Residual  Certificate  shall be  acquired  by a Plan or any Person  acting on behalf of a Plan.

                  (g)      [Reserved]

                  (h)      No service charge shall be imposed for any transfer or exchange of  Certificates  of any
Class,  but the Trustee may require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (i)      All  Certificates  surrendered  for  transfer  and  exchange  shall be  destroyed by the
Certificate Registrar.

Section 6.03.     Mutilated,  Destroyed,  Lost  or  Stolen  Certificates.  If  (a)  any  mutilated  Certificate  is surrendered to the Certificate  Registrar or the Certificate  Registrar  receives  evidence to its  satisfaction of the  destruction,  loss or theft of any Certificate,  and (b) there is delivered to the Trustee,  the Depositor and the  Certificate  Registrar  such  security or  indemnity  reasonably  satisfactory  to each,  to save each of them harmless,  then, in the absence of actual notice to the Trustee or the Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall countersign and deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or  stolen  Certificate,  a new  Certificate  of like  tenor,  Class  and
Percentage  Interest  but  bearing  a  number  not  contemporaneously  outstanding.  Upon the  issuance  of any new
Certificate  under this Section,  the Trustee may require the payment of a sum sufficient to cover any tax or other governmental  charge  that may be  imposed in  relation  thereto  and any other  expenses  (including  the fees and expenses of the Trustee and the  Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate  issued pursuant to this Section  shall  constitute  complete and  indefeasible  evidence of ownership in the Trust,  as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04.     Persons  Deemed  Owners.  Prior  to  due  presentation  of  a  Certificate  for  registration  of transfer, the Depositor,  the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor,  the
Servicer,  the  Trustee  or the  Certificate  Registrar  may treat  the  Person in whose  name any  Certificate  is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 5.01 and for all other  purposes  whatsoever,  and none of the Depositor,  the Servicer,  the Trustee,  the  Certificate
Registrar or any agent of the Servicer,  the Trustee or the  Certificate  Registrar  shall be affected by notice to the contrary.

                                                    ARTICLE VII

                                          THE DEPOSITOR AND THE SERVICER

Section 7.01.     Respective  Liabilities  of the Depositor and the Servicer.  The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations  specifically and respectively  imposed upon and  undertaken by the Depositor and the Servicer  herein.  By way of  illustration  and not  limitation,  the
Depositor  is not liable for the  servicing  and  administration  of the  Mortgage  Loans,  nor is it  obligated by
Section 8.01 to assume any  obligations  of the Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 7.02.     Merger or  Consolidation  of the Depositor or the  Servicer.  The Depositor and the Servicer will each keep in full effect its  existence,  rights and  franchises as a separate  entity under the laws governing its organization,  and will each obtain and preserve its qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification  is or shall be necessary to protect the validity and  enforceability  of this  Agreement,  the  Certificates  or any of the Mortgage Loans and to perform its  respective  duties under this
Agreement.

                  Any  Person  into which the  Depositor  or the  Servicer  may be merged or  consolidated,  or any corporation  or other  organization  resulting  from any  merger or  consolidation  to which the  Depositor  or the
Servicer  shall be a party,  or any Person  succeeding to the business of the  Depositor or the Servicer,  shall be the successor of the Depositor or the Servicer,  as the case may be, hereunder,  without the execution or filing of any  paper  or any  further  act on  the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding;  provided,  however,  that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

Section 7.03.     Limitation on Liability of the Depositor,  the Servicer and Others.  None of the  Depositor,  the
Servicer or any of the  directors,  officers,  employees or agents of the  Depositor  or of the  Servicer  shall be under any liability to the Trust Estate or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;  provided,  however, that this provision  shall not protect the  Depositor,  the Servicer or any such Person against any breach of warranties or  representations  made  herein  or any  liability  which  would  otherwise  be  imposed  by  reason  of  willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties or by reason of reckless  disregard of obligations  and duties  hereunder.  The Depositor,  the Servicer and any director,  officer,  employee or agent of the  Depositor or the Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed and  submitted  by any Person  respecting  any matters  arising  hereunder.  The  Depositor,  the  Servicer and any director,  officer,  employee or agent of the Depositor or the Servicer  shall be  indemnified  by the Trust Estate and held harmless  against any loss,  liability or expense incurred in connection with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage
Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross negligence in the  performance of duties  hereunder or by reason of reckless  disregard of  obligations  and duties hereunder.  Neither of the Depositor  nor the Servicer  shall be under any  obligation  to appear in,  prosecute or defend any legal action which is not  incidental  to its  respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Depositor or the Servicer may in its  discretion  undertake  any such action which it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event, the legal expenses and costs of such action and any liability resulting  therefrom shall be expenses,  costs and  liabilities  of the Trust  Estate,  and the  Depositor  and the  Servicer  shall be entitled to be  reimbursed therefor  out of  amounts  attributable  to the  Mortgage  Loans on deposit in the  Servicer  Custodial  Account as provided by Section 3.11.

Section 7.04.     Depositor and Servicer Not to Resign.  Subject to the  provisions  of Section  7.02,  neither the
Depositor nor the Servicer  shall resign from its  respective  obligations  and duties hereby  imposed on it except upon  determination  that  its  duties  hereunder  are  no  longer  permissible  under  applicable  law.  Any  such determination  permitting  the  resignation  of the  Depositor or the Servicer  shall be evidenced by an Opinion of
Counsel to such effect  delivered to the  Trustee.  No such  resignation  by the  Servicer  shall become  effective until the Trustee or a successor  Servicer shall have assumed the Servicer’s  responsibilities  and  obligations in accordance with Section 8.05 hereof.

                                                    ARTICLE VIII

                                                      DEFAULT

Section 8.01.     Events of Default.  If any one of the following  events  (“Events of Default”) shall occur and be continuing:

                  (a)      any failure by the  Servicer to deposit  amounts in the  Servicer  Custodial  Account in the amount and manner  provided  herein so as to enable the Trustee to  distribute to Holders of  Certificates  any payment  required to be made under the terms of such  Certificates  and this  Agreement  (other  than the  payments required to be made under Section 3.18) which continues unremedied for a period of five days; or

                  (b)      failure on the part of the Servicer  duly to observe or perform in any material  respect any other  covenants or  agreements  of the  Servicer set forth in the  Certificates  or in this  Agreement,  which covenants and  agreements  continue  unremedied  for a period of 30 days after the date on which written  notice of such  failure,  requiring  the same to be  remedied,  shall have been given to the  Servicer  by the Trustee or the
Depositor,  or to the  Servicer,  the Depositor and the Trustee by the Holders of  Certificates  evidencing  Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

                  (c)      the  entry of a decree or order by a court or agency  or  supervisory  authority  having jurisdiction  in the premises for the  appointment  of a  conservator,  receiver or liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities or similar  proceedings  against the Servicer,  or for the winding up or liquidation of the Servicer’s  affairs,  and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (d)      the  consent  by the  Servicer  to the  appointment  of a  conservator  or  receiver  or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings of or relating to the  Servicer or of or relating to  substantially  all of its  property;  or the  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due,  file a petition to take  advantage of any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily suspend payment of its obligations; or

                  (e)      the failure of the  Servicer to remit any  Periodic  Advance  required to be remitted by the Servicer pursuant to Section 3.18 which failure continues  unremedied at 3:00 p.m. on the related  Distribution
Date;

then,  and in each and  every  such  case,  so long as an Event of  Default  shall not have  been  remedied  by the
Servicer,  either the Trustee or the Depositor may, and at the direction of the Holders of Certificates  evidencing
Voting Rights  aggregating not less than 51% of all  Certificates  affected  thereby shall, by notice then given in writing to the Servicer  (and to the Trustee,  if given by the  Depositor,  and to the  Depositor,  if given by the
Trustee),  terminate  all of the rights and  obligations  of the  Servicer  under  this  Agreement.  If an Event of
Default  described in clause (e) hereof shall occur,  the Trustee shall,  by notice to the Servicer,  terminate all of the rights and  obligations  of the Servicer  under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor  Servicer  appointed  pursuant to Section 8.05 shall make the Advance  which the Servicer  failed to make.  On or after the receipt by the Servicer of such written  notice,  all  authority and power of the Servicer  under this  Agreement,  whether with respect to the  Certificates  or the Mortgage  Loans or otherwise,  shall pass to and be vested in the Trustee  pursuant to and under this Section  8.01,  unless and until such time as the Trustee shall appoint a successor  Servicer  pursuant to Section 8.05,  and,  without  limitation, the  Trustee  is  hereby  authorized  and  empowered  to  execute  and  deliver,  on  behalf  of the  Servicer,  as attorney-in-fact  or  otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things  necessary or appropriate to effect the purposes of such notice of termination,  whether to complete the  transfer and  endorsement  of the Mortgage  Loans and related  documents,  or  otherwise,  including,  without limitation,  the  recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities  and rights of the Servicer hereunder,  including, without  limitation,  the transfer to the Trustee for the  administration  by it of all cash amounts that have been deposited by the Servicer in the Servicer  Custodial  Account or  thereafter  received by the Servicer with respect to the Mortgage  Loans.  Upon obtaining  notice or knowledge of the occurrence of any Event of Default,  the Person obtaining  such notice or  knowledge  shall give  prompt  written  notice  thereof to  Certificateholders  at their respective  addresses  appearing  in the  Certificate  Register and to each Rating  Agency.  All costs and expenses
(including  attorneys’ fees) incurred in connection with transferring the Mortgage Files to the successor  Servicer and amending this Agreement to reflect such  succession as Servicer  pursuant to this Section 8.01 shall be paid by the predecessor  Servicer.  Notwithstanding  the termination of the Servicer  pursuant  hereto,  the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

Section 8.02.     Remedies of Trustee.  During the  continuance  of any Event of Default,  so long as such Event of
Default shall not have been  remedied,  the Trustee,  in addition to the rights  specified in Section  8.01,  shall have the right,  in its own name as trustee of an express trust,  to take all actions now or hereafter  existing at law,  in equity or by statute to enforce its rights and  remedies  and to protect  the  interests,  and enforce the rights and  remedies,  of the  Certificateholders  (including  the  institution  and  prosecution  of all judicial, administrative  and other proceedings and the filing of proofs of claim and debt in connection  therewith).  Except as otherwise  expressly provided in this Agreement,  no remedy provided for by this Agreement shall be exclusive of any other remedy,  and each and every remedy shall be  cumulative  and in addition to any other remedy and no delay or  omission  to  exercise  any right or remedy  shall  impair  any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 8.03.     Directions  by  Certificateholders  and Duties of Trustee  During  Event of  Default.  During the
continuance of any Event of Default,  Holders of Certificates  evidencing  Voting Rights  aggregating not less than
25% of each  Class of  Certificates  affected  thereby  may direct the time,  method  and place of  conducting  any proceeding for any remedy  available to the Trustee,  or exercising  any trust or power  conferred upon the Trustee under this Agreement;  provided,  however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including,  without limitation,  (a) the conducting or defending of any  administrative  action or litigation  hereunder or in relation hereto,  and (b) the terminating  of the Servicer or any  successor  Servicer  from its rights and duties as servicer  hereunder) at the request, order or direction of any of the  Certificateholders,  unless such  Certificateholders  shall have offered to the Trustee reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby and, provided further,  that,  subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such  direction  if the  Trustee,  based upon an Opinion of Counsel,  determines that the action or  proceeding  so directed  may not  lawfully be taken or if the Trustee in good faith  determines that the action or proceeding  so directed  would involve it in personal  liability or be unjustly  prejudicial  to the non-assenting Certificateholders.

Section 8.04.     Action upon Certain  Failures of the  Servicer  and upon Event of Default.  In the event that the
Trustee  shall have actual  knowledge  of any failure of the  Servicer  specified  in Section  8.01(a) or (b) which would become an Event of Default upon the  Servicer’s  failure to remedy the same after  notice,  the Trustee shall give notice  thereof to the  Servicer.  If the Trustee  shall have  knowledge  of an Event of Default,  the Trustee shall give prompt written notice thereof to the Certificateholders.

Section 8.05.     Trustee to Act; Appointment of Successor.

                  (a)      On and  after  the time the  Servicer  receives  a notice  of  termination  pursuant  to
Section  8.01,  the Trustee  shall be the  successor  in all  respects to the  Servicer in its capacity as servicer under  this  Agreement  and the  transactions  set forth or  provided  for  herein  and shall be subject to all the responsibilities,  duties and  liabilities  relating  thereto  placed on the  Servicer by the terms and  provisions hereof or shall  appoint a successor  pursuant to Section 3.07.  Notwithstanding  anything  provided  herein to the contrary,  under no  circumstances  shall any  provision  of this  Agreement  be  construed to require the Trustee, acting in its capacity as  successor to the Servicer in its  obligation  to make  Advances,  to advance,  expend or risk its own funds or otherwise  incur any financial  liability in the  performance  of its duties  hereunder if it shall have reasonable  grounds for believing that such funds are  non-recoverable.  Subject to Section 8.05(b),  as compensation  therefor,  the Trustee shall be entitled to such  compensation as the terminated  Servicer would have been  entitled  to  hereunder  if no such notice of  termination  had been given.  Notwithstanding  the above,  the
Trustee  may,  if it shall be  unwilling  so to act,  or shall,  if it is  legally  unable so to act,  appoint,  or petition a court of  competent  jurisdiction  to appoint,  any  established  housing and home  finance  institution having a net worth of not less than  $10,000,000  as the  successor  to the  terminated  Servicer  hereunder in the assumption of all or any part of the responsibilities,  duties or liabilities of the Servicer hereunder;  provided, however,  that any such  institution  appointed  as successor  Servicer  shall not, as evidenced in writing by each
Rating Agency,  adversely  affect the then current  rating of any Class of  Certificates  immediately  prior to the termination  of the terminated  Servicer.  The  appointment of a successor  Servicer shall not affect any liability of the predecessor  Servicer which may have arisen under this Agreement  prior to its termination as Servicer,  nor shall any successor  Servicer be liable for any acts or omissions of the predecessor  Servicer or for any breach by the  Servicer  of any of its  representations  or  warranties  contained  herein  or in  any  related  document  or agreement.  Pending  appointment  of a  successor  to the  terminated  Servicer  hereunder,  unless the  Trustee is prohibited by law from so acting,  the Trustee shall act in such capacity as provided  above.  The Trustee and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.

                  (b)      In connection  with the  appointment  of a successor  Servicer or the  assumption of the duties  of the  Servicer,  as  specified  in  Section  8.05(a),  the  Trustee  may make such  arrangements  for the compensation  of such successor out of payments on Mortgage Loans  serviced by the  predecessor  Servicer as it and such successor  shall agree;  provided,  however,  that any Person assuming the duties of the Servicer shall pay to such  predecessor  an amount equal to the market value of the portion of the  Servicing Fee that will accrue in the
future due to the  Servicing Fee Rate  exceeding       % per annum with respect to any Mortgage  Loan.  The “market
value” of such portion of the Servicing Fee shall be determined by      ,  on the basis of at least two  quotations
from third parties  actively engaged in the servicing of  single-family  mortgage loans. If the successor  Servicer does not agree that such market value is a fair price,  such successor  shall obtain two quotations of market value from third parties  actively  engaged in the servicing of  single-family  mortgage  loans.  The market value of the
excess  portion of the Servicing Fee will then be equal to the average of (i) the lowest figure  obtained by      ,
and (ii) the  highest figure obtained by the successor  Servicer.  Payment of the amount  calculated above shall be
made to      ,  by the successor  Servicer no later than the last Business Day of the month in which such successor
Servicer  becomes  entitled to receive the Servicing Fee under this Agreement.  In no event will any portion of the
Trust Estate be used to pay amounts due to       under this Section 8.05(b).

                  (c)      Any  successor,  including  the Trustee,  to the  Servicer as servicer  shall during the term of its  service as  servicer  maintain in force (i) a policy or  policies  of  insurance  covering  errors and omissions in the  performance of its  obligations as servicer  hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

Section 8.06.     Notification  to  Certificateholders.  Upon any  termination or appointment of a successor to the
Servicer   pursuant  to  this  Article  VIII,   the  Trustee   shall  give  prompt   written   notice   thereof  to
Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                                     ARTICLE IX

                                                    THE TRUSTEE

Section 9.01.     Duties of Trustee.

                  (a)      The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing or waiver of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically  set forth in this Agreement.  In case an Event of Default has occurred of which a Responsible
Officer of the  Trustee  shall have  actual  knowledge  (which has not been cured or  waived),  the  Trustee  shall exercise  such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a reasonably  prudent  investor would exercise or use under the  circumstances  in the conduct of such investor’s own affairs.

                  The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports, documents,  orders or other  instruments  furnished to the Trustee which are specifically  required to be furnished pursuant  to any  provision  of this  Agreement,  shall  examine  them to  determine  whether  they  conform to the requirements of this Agreement.

                  (b)      No  provision  of this  Agreement  shall  be  construed  to  relieve  the  Trustee  from liability  for its own  grossly  negligent  action,  its own  grossly  negligent  failure to act or its own willful misfeasance; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee by the Depositor or the Servicer and which on their face, do not  contradict the  requirements  of this Agreement;

(ii)     The Trustee (in its individual  capacity) shall not be personally  liable for an error of judgment made in good faith by a  Responsible  Officer or  Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(iii)    The  Trustee (in its  individual  capacity)  shall not be  personally  liable  with  respect to any action taken,  suffered  or  omitted  to be  taken by it in good  faith  in  accordance  with  the  direction  of
         Certificateholders as provided in Section 8.03;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee)  specified in clauses (a) and (b) of Section 8.01 or an Event of Default  under  clauses (c), (d)
         and (e) of Section  8.01  unless a  Responsible  Officer of the  Trustee  assigned  to and  working in the
         Corporate  Trust Office  obtains  actual  knowledge of such failure or event or any officer of the Trustee receives  written  notice of such failure or event at its Corporate  Trust Office from the  Servicer,  the
         Depositor or any Certificateholder; and

(v)      Except to the extent  provided in Section 8.05, no provision in this  Agreement  shall require the Trustee to expend or risk its own funds  (including,  without  limitation,  the making of any Advance as successor
         Servicer) or otherwise incur any personal  financial  liability in the performance of any of its duties as
         Trustee  hereunder,  or in the  exercise  of any of its  rights  or  powers,  if the  Trustee  shall  have reasonable  grounds for  believing  that  repayment  of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

Section 9.02.     Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 9.01:

(i)      The  Trustee may request and rely upon and shall be  protected  in acting or  refraining  from acting upon any  resolution,  Officer’s  Certificate,  certificate  of auditors or any other  certificate,  statement, instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders,  pursuant  to the  provisions  of  this
         Agreement,  unless  such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor’s own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiving of all Events of Default  which may have  occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders or Certificate or any Class evidencing,  as to such Class,  Percentage  Interests,  aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through agents or attorneys.

Section 9.03.     Trustee Not Liable for  Certificates  or Mortgage  Loans.  The recitals  contained  herein and in the Certificates  (other than the execution of, and the  counter-signature  on the Certificates)  shall be taken as the statements of the Depositor or Servicer,  as applicable,  and the Trustee assumes no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or  sufficiency of this Agreement or of the
Certificates or any Mortgage Loans save that the Trustee  represents  that,  assuming due execution and delivery by the other parties  hereto,  this Agreement has been duly  authorized,  executed and delivered by it and constitutes its legal,  valid and binding  obligation,  enforceable  against it in accordance  with its terms,  subject,  as to enforcement of remedies,  to applicable  insolvency,  receivership,  moratorium and other laws affecting the rights of  creditors  generally,  and to general  principles  of equity and the  discretion  of the court  (regardless  of whether  enforcement  of such remedies is  considered  in a proceeding in equity or at law).  The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in  consideration  of the assignment of the Mortgage  Loans  hereunder by the  Depositor,  or for the use or application of any funds paid to
Subservicers  or the Servicer in respect of the Mortgage  Loans or deposited into the Servicer  Custodial  Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

                  The Trustee  shall at no time have any  responsibility  or  liability  for or with respect to the legality,  validity and  enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any
Mortgage or the  maintenance of any such  perfection and priority or for or with respect to the  sufficiency of the
Trust or its ability to generate  the  payments  to be  distributed  to  Certificateholders  under this  Agreement, including,  without limitation:  the existence,  condition and ownership of any Mortgaged  Property;  the existence and  enforceability  of any hazard  insurance  thereon  (other than if the Trustee  shall  assume the duties of the
Servicer  pursuant to Section 8.05 and  thereupon  only for the acts or omissions of the successor  Servicer);  the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening  assignment;  the completeness of any Mortgage Loan;  the  performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the  Servicer  pursuant to Section 8.05 and  thereupon  only for the acts or omissions of the Trustee as successor  Servicer);  the compliance by the Depositor or the Servicer with any warranty or representation  made under this  Agreement  or in any related  document  or the  accuracy of any such  warranty or  representation;  any investment of monies by or at the direction of the Servicer or any loss resulting  therefrom,  it being  understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual  capacity;  the acts or omissions of any of the Depositor,  the Servicer  (other than if the Trustee shall assume the duties of the
Servicer  pursuant  to Section  8.05 and  thereupon  only for the acts or  omissions  of the  Trustee as  successor
Servicer),  any  Subservicer or any Mortgagor;  any action of the Servicer  (other than if the Trustee shall assume the duties of the  Servicer  pursuant to Section 8.05 and  thereupon  only for the acts or omissions of the Trustee as successor  Servicer)  or any  Subservicer  taken in the name of the Trustee;  the failure of the Servicer or any
Subservicer  to act or perform any duties  required of it as agent of the Trustee  hereunder;  or any action by the
Trustee  taken at the  instruction  of the  Servicer  (other  than if the  Trustee  shall  assume the duties of the
Servicer  pursuant  to Section  8.05 and  thereupon  only for the acts or  omissions  of the  Trustee as  successor
Servicer);  provided,  however,  that the foregoing  shall not relieve the Trustee of its obligation to perform its duties under this Agreement,  including,  without  limitation,  the Trustee’s review of the Mortgage Files pursuant to Section 2.02.  The Trustee shall file any financing or  continuation  statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

Section 9.04.     Trustee May Own  Certificates.  The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee and may  otherwise deal with the Servicer,  any  Subservicer or any of their  respective  affiliates with the same right it would have if it were not the Trustee.

Section 9.05.     Eligibility  Requirements  for  Trustee.  The  Trustee  hereunder  shall  at all  times be (a) an institution  the  deposits  of which are fully  insured by the FDIC and (b) a  corporation  or banking  association organized  and doing  business  under the laws of the United  States of America or of any State,  authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of not less than $50,000,000 and subject to supervision or  examination  by Federal or State  authority and (c) with respect to every  successor trustee  hereunder  either an institution (i) the long-term  unsecured debt obligations of which are rated at least
“     ” by       and       or (ii)  whose  serving as Trustee  hereunder  would not result in the  lowering  of the ratings  originally  assigned to any Class of Certificates.  The Trustee shall not be an affiliate of the Depositor or the Servicer.  If such  corporation or banking  association  publishes  reports of condition at least  annually, pursuant to law or to the requirements of the aforesaid  supervising or examining authority,  then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking  association  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the  provision of this Section  9.05,  the
Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

Section 9.06.     Resignation  and Removal of Trustee.  The Trustee may at any time resign and be  discharged  from the trust  hereby  created by giving  written  notice  thereof to the Servicer and mailing a copy of such notice to all Holders of record.  The Trustee  shall also mail a copy of such notice of  resignation  to each Rating  Agency.
Upon  receiving  such notice of  resignation,  the  Servicer  shall use their best  efforts to  promptly  appoint a mutually acceptable  successor Trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the  resigning  Trustee and one copy to the  successor  Trustee.  If no successor  Trustee  shall have been so  appointed  and shall  have  accepted  appointment  within  30 days  after  the  giving  of such  notice of resignation,  the  resigning  Trustee may petition any court of competent  jurisdiction  for the  appointment  of a successor Trustee.

                  If at any time the  Trustee  shall  cease to be eligible in  accordance  with the  provisions  of
Section  9.05 and shall fail to resign  after  written  request  therefor  by the  Servicer,  or if at any time the
Trustee  shall  become  incapable  of acting,  or shall be adjudged a bankrupt or  insolvent,  or a receiver of the
Trustee or of its property  shall be appointed,  or any public  officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Servicer may remove the Trustee  and appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

                  The Holders of  Certificates  evidencing  not less than 50% of the Voting  Rights may at any time remove the Trustee by written  instrument or  instruments  delivered to the Servicer and the Trustee;  the Servicer shall thereupon use their best efforts to appoint a mutually  acceptable  successor Trustee in accordance with this
Section 9.06.

                  Any  resignation  or removal of the Trustee and  appointment of a successor  Trustee  pursuant to any of the provisions of this Section 9.06 shall become  effective upon  acceptance of appointment by the successor
Trustee as provided in Section 9.07.

Section 9.07.     Successor  Trustee.  Any successor  Trustee  appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its  predecessor  Trustee an instrument  accepting such  appointment hereunder,  and thereupon the  resignation or removal of the  predecessor  Trustee shall become  effective and such successor  Trustee,  without any further act,  deed or  conveyance,  shall become fully vested with all the rights, powers,  duties and obligations of its predecessor  hereunder,  with like effect as if originally  named as Trustee herein.  The predecessor  Trustee shall duly assign,  transfer,  deliver and pay over to the successor  Trustee the whole of the  Mortgage  Files  and  related  documents  and  statements  held by it  hereunder,  together  with all instruments  of transfer and  assignment or other  documents  properly  executed as may be  reasonably  required to effect such  transfer  and such of the  records or copies  thereof  maintained  by the  predecessor  Trustee in the administration  hereof as may be reasonably  requested by the successor  Trustee and shall  thereupon be discharged from all duties and responsibilities under this Agreement;  provided,  however, that if the predecessor Trustee has been  terminated  pursuant to the third  paragraph of Section  9.06,  all  reasonable  expenses of the  predecessor
Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

                  No  successor  Trustee  shall accept  appointment  as provided in this Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

                  Upon  acceptance of  appointment  by a successor  Trustee as provided in this Section  9.07,  the
Servicer  shall  cooperate  to  mail  notice  of the  succession  of  such  Trustee  hereunder  to all  Holders  of
Certificates  at their addresses as shown in the  Certificate  Register and to each Rating Agency.  If the Servicer fail to mail such notice within ten days after  acceptance of appointment by the successor  Trustee,  the successor
Trustee shall cause such notice to be mailed at the expense of the Servicer.

Section 9.08.     Merger or  Consolidation  of  Trustee.  Any  corporation  or banking  association  into which the
Trustee  may be  merged  or  converted  or  with  which  it may be  consolidated,  or any  corporation  or  banking association  resulting from any merger,  conversion or  consolidation to which the Trustee shall be a party, or any corporation or banking  association  succeeding to all or substantially  all of the corporate trust business of the
Trustee,  shall be the successor of the Trustee hereunder,  if such corporation or banking  association is eligible under the  provisions of Section 9.05,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.09.     Appointment of Co-Trustee or Separate  Trustee.  Notwithstanding  any of the  provisions  hereof, at any time,  for the  purpose  of  meeting  any legal  requirements  of any  jurisdiction  in which any  Mortgaged
Property may at the time be located or for any other  reason,  the Servicer and the Trustee  acting  jointly  shall have the power and shall  execute and  deliver  all  instruments  to appoint  one or more  Persons  approved by the
Trustee as  co-trustee or separate  trustee of all or any part of the Trust  Estate,  and to vest in such Person or
Persons,  in such  capacity,  such  title to the Trust  Estate,  or any part  thereof,  and,  subject  to the other provision  of this  Section  9.09,  such  powers,  duties,  obligations,  rights and trusts as the Servicer and the
Trustee may consider  necessary or  desirable.  If the Servicer  shall not have joined in such  appointment  within ten days  after the  receipt  by it of a request  to do so,  the  Trustee  alone  shall have the power to make such appointment.  No co-trustee or separate  trustee  hereunder shall be required to meet the terms of eligibility as a successor  Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of  co-trustee(s)
or separate trustee(s) shall be required under Section 9.07.

                  In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this Section
9.09,  all rights,  powers,  duties and  obligations  conferred or imposed  upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee  jointly,  except to the  extent  that  under  any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed
(whether as Trustee  hereunder or as successor to the Servicer  hereunder),  the Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Estate or any portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.  No trustee  hereunder  shall be held personally liable by reason of any act or omission of any other trustee  hereunder;  provided,  however,  that no  appointment  of a  co-trustee  or separate  trustee  hereunder  shall  relieve  the Trustee of its  obligations hereunder.

                  Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
IX. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property specified in its instrument of appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this  Agreement  relating to the  conduct of,  affecting  the  liability  of, or  affording  protection  to, the
Trustee.  Every such instrument shall be filed with the Trustee.

                  Any  separate  trustee or  co-trustee  may, at any time,  constitute  the  Trustee,  its agent or attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect  of this  Agreement  on its  behalf and in its name.  If any  separate  trustee or  co-trustee  shall become incapable of acting,  resign or be removed,  or shall be adjudged a bankrupt or insolvent,  or a receiver of its property  shall be appointed,  or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.10.     Authenticating   Agents.   The   Trustee  may   appoint   one  or  more   authenticating   agents
(“Authenticating  Agents”)  which  shall be  authorized  to act on  behalf  of the  Trustee  in  authenticating  or
countersigning  Certificates.  Initially,  the Authenticating  Agent shall be      .  Wherever reference is made in
this  Agreement  to the  authentication  or  countersigning  of  Certificates  by  the  Trustee  or  the  Trustee’s
certificate of  authentication  or  countersigning,  such reference  shall be deemed to include  authentication  or countersigning  on behalf  of the  Trustee  by an  Authenticating  Agent and a  certificate  of  authentication  or countersignature  executed on behalf of the Trustee by an Authenticating  Agent. Each Authenticating  Agent must be acceptable to the Servicer and must be a corporation  or banking  association  organized and doing  business  under the laws of the United  States of America or of any State,  having a principal  office and place of business in New
York, New York, having a combined capital and surplus of at least  $15,000,000,  authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

                  Any  corporation  or banking  association  into which any  Authenticating  Agent may be merged or converted or with which it may be  consolidated,  or any  corporation  or banking  association  resulting  from any merger,  conversion or  consolidation  to which any  Authenticating  Agent shall be a party,  or any corporation or banking association  succeeding to the corporate agency business of any Authenticating  Agent, shall continue to be the  Authenticating  Agent  without  the  execution  or filing of any paper or any  further  act on the part of the
Trustee or the Authenticating Agent.

                  Any  Authenticating  Agent may at any time resign by giving  written notice of resignation to the
Trustee and to the  Servicer.  The  Trustee may at any time  terminate  the agency of any  Authenticating  Agent by giving  written notice of termination  to such  Authenticating  Agent and to the Servicer.  Upon receiving a notice of  resignation  or upon such a  termination,  or in case, at any time any  Authenticating  Agent shall cease to be eligible  in  accordance  with  the  provisions  of  this  Section  9.10,  the  Trustee  may  appoint  a  successor
Authenticating  Agent,  shall give written notice of such appointment to the Servicer and shall mail notice of such appointment  to all  Certificateholders.  Any successor  Authenticating  Agent upon  acceptance of its  appointment hereunder  shall  become  vested  with all the  rights,  powers,  duties and  responsibilities  of its  predecessor hereunder, with like effect as if originally named as Authenticating Agent.

Section 9.11.     Trustee’s Fees and Expenses.  The Trustee,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date an amount  equal to the Trustee Fee for such  Distribution  Date pursuant to  Section 5.02(a).  The Trustee and any  director,  officer,  employee or agent of the Trustee  shall be indemnified  by the  Trust  and held  harmless  against  any  loss,  liability  or  expense  (including  reasonable attorney’s  fees) (a) incurred in connection  with any claim or legal action relating to (i) this  Agreement,  (ii)
the  Certificates,  or (iii)  the  performance  of any of the  Trustee’s  duties  hereunder,  other  than any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of any of the Trustee’s duties hereunder,  (b) resulting from any tax or information  return which was prepared by, or should have been  prepared by, the Servicer and (c) arising out of the transfer of any Private  Certificate  not in compliance  with ERISA.  Such indemnity  shall survive the  termination of this Agreement or the  resignation or removal of the Trustee  hereunder.  Without  limiting the foregoing,  except as otherwise agreed upon in writing by the  Depositor  and the Trustee,  and except for any such  expense,  disbursement  or advance as may arise from the
Trustee’s gross negligence,  bad faith,  willful misconduct or breach of this Agreement,  the Trust shall reimburse the Trustee for all reasonable  expenses,  disbursements and advances incurred or made by the Trustee in accordance with  any  of  the  provisions  of  this  Agreement  to  the  extent  permitted  by  Treasury  Regulations  Section
1.860G-1(b)(3)(ii)  and  (iii);  provided,  however,  that the  Depositor  and the  Trustee  intend to enter into a separate  agreement for  custody-related  services.  Except as otherwise  provided herein, the Trustee shall not be entitled to payment or  reimbursement  for any routine  ongoing  expenses  incurred by the Trustee in the  ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

Section 9.12.     Appointment  of  Custodian.  The Trustee may at any time on or after the Closing  Date,  with the consent  of the  Depositor  and the  Servicer,  appoint  one or more  Custodians  to hold all or a  portion  of the
Mortgage  Files as agent for the  Trustee,  by entering  into a custodial  agreement  in a form  acceptable  to the
Depositor  and the  Servicer.  Subject to this  Article  IX, the  Trustee  agrees to comply  with the terms of each
Custodial  Agreement and to enforce the terms and provisions  thereof  against the Custodian for the benefit of the
Certificateholders.  Each Custodian  shall be a depository  institution  subject to supervision by federal or state authority,  shall  have a combined  capital  and  surplus  of at least  $10,000,000  and shall be  qualified  to do business in the jurisdiction in which it holds any Mortgage File.

Section 9.13.     Paying  Agents.  The  Trustee may appoint one or more  Paying  Agents  (each,  a “Paying  Agent”)
which shall be authorized to act on behalf of the Trustee in making  withdrawals  from the Certificate  Account and distributions to  Certificateholders  as provided in Section 3.08 and Section 5.02.  Wherever  reference is made in this Agreement to the withdrawal  from the  Certificate  Account by the Trustee,  such reference shall be deemed to include  such a  withdrawal  on behalf of the  Trustee by a Paying  Agent.  Initially,  the Paying  Agent  shall be
     .  Whenever  reference  is made in this  Agreement to a  distribution  by the Trustee or the  furnishing  of a statement to  Certificateholders  by the Trustee,  such reference shall be deemed to include such a distribution or furnishing  on behalf of the Trustee by a Paying  Agent.  Each  Paying  Agent  shall  provide to the  Trustee  such information  concerning the  Certificate  Account as the Trustee shall request from time to time. Each Paying Agent must be  reasonably  acceptable  to the Servicer and must be a  corporation  or banking  association  organized and doing  business  under the laws of the United States of America or of any state,  having (except in the case of the
Trustee) a principal  office and place of business in New York, New York,  having a combined capital and surplus of at least  $15,000,000,  authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

                  Any  corporation  into which any Paying  Agent may be merged or converted or with which it may be consolidated,  or any corporation resulting from any merger,  conversion or consolidation to which any Paying Agent shall be a party,  or any  corporation  succeeding to the  corporate  agency  business of any Paying  Agent,  shall continue to be the Paying Agent provided that such corporation  after the consummation of such merger,  conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

                  Any Paying Agent may at any time resign by giving  written  notice of  resignation to the Trustee and to the  Servicer;  provided  that the  Paying  Agent has  returned  to the  Certificate  Account  or  otherwise accounted,  to the reasonable  satisfaction  of the Trustee,  for all amounts it has withdrawn from the Certificate
Account.  The Trustee may, upon prior written  approval of the  Servicer,  at any time  terminate the agency of any
Paying Agent by giving written  notice of  termination  to such Paying Agent and to the Servicer.  Upon receiving a notice of  resignation  or upon such a  termination,  or in case at any time any  Paying  Agent  shall  cease to be eligible in accordance  with the  provisions of the first  paragraph of this Section 9.13, the Trustee may appoint, upon prior  written  approval  of the  Servicer,  a  successor  Paying  Agent,  shall give  written  notice of such appointment  to the Servicer and shall mail notice of such  appointment  to all  Certificateholders.  Any successor
Paying Agent upon acceptance of its appointment  hereunder shall become vested with all rights,  powers, duties and responsibilities  of its  predecessor  hereunder,  with like effect as if  originally  named as Paying  Agent.  The
Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

Section 9.14.     Limitation of Liability.  The  Certificates  are executed by the Trustee,  not in its  individual capacity but solely as Trustee of the Trust,  in the exercise of the powers and  authority  conferred and vested in it by  this  Agreement.  Each  of  the  undertakings  and  agreements  made  on the  part  of  the  Trustee  in the
Certificates  is made and  intended  not as a personal  undertaking  or  agreement  by the  Trustee but is made and intended for the purpose of binding only the Trust.

Section 9.15.     Trustee May Enforce Claims Without  Possession of  Certificates.  All rights of action and claims under this Agreement or the  Certificates  may be prosecuted and enforced by the Trustee  without the possession of any of the  Certificates  or the  production  thereof  in any  proceeding  relating  thereto,  and  such  preceding instituted  by the  Trustee  shall be  brought in its own name or in its  capacity  as  Trustee.  Any  recovery  of judgment  shall,  after  provision  for the payment of the  reasonable  compensation,  expenses,  disbursement  and advances of the Trustee,  its agents and counsel, be for the ratable benefit of the  Certificateholders  in respect of which such judgment has been recovered.

Section 9.16.     Suits for  Enforcement.  In case an Event of Default  or other  default  by the  Servicer  or the
Depositor  hereunder  shall occur and be continuing,  the Trustee,  in its  discretion,  may proceed to protect and enforce  its rights and the  rights of the  Holders of  Certificates  under  this  Agreement  by a suit,  action or proceeding  in equity or at law or  otherwise,  whether for the specific  performance  of any covenant or agreement contained  in  this  Agreement  or in aid of the  execution  of any  power  granted  in this  Agreement  or for the enforcement of any other legal,  equitable or other remedy,  as the Trustee,  being advised by counsel,  shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

Section 9.17.     Waiver  of Bond  Requirement.  The  Trustee  shall be  relieved  of,  and each  Certificateholder hereby waives,  any requirement of any  jurisdiction  in which the Trust, or any part thereof,  may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

Section 9.18.     Waiver of  Inventory,  Accounting  and Appraisal  Requirement.  The Trustee shall be relieved of, and each  Certificateholder  hereby waives,  any  requirement of any  jurisdiction  in which the Trust, or any part thereof,  may be located that the Trustee file any inventory,  accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                                     ARTICLE X

                                                    TERMINATION

Section 10.01.    Termination  upon  Purchase by the Depositor or  Liquidation  of All Mortgage  Loans.  Subject to
Section 10.02,  the respective  obligations  and  responsibilities  of the Depositor,  the Servicer and the Trustee
created  hereby (other than the  obligation  of Trustee to make certain  payments to  Certificateholders  after the
Final  Distribution  Date and to send certain  notices as hereinafter  set forth and the obligations of the Trustee pursuant to  Sections  5.04(b)  and  5.05(b))  shall  terminate  upon the last  action  required to be taken by the
Trustee on the Final  Distribution  Date  pursuant to this  Article X following  the earlier of (a) the purchase by the  Depositor  of all Mortgage  Loans and all REO  Property  remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated  Principal  Balance of each  Mortgage  Loan (other than any Mortgage Loan as to which
REO  Property has been  acquired  and whose fair market  value is included  pursuant to clause (ii) below) and (ii)
the fair market  value of such REO  Property  (as  determined  by the  Depositor as of the close of business on the third  Business  Day  next  preceding  the  date  upon  which  notice  of any  such  termination  is  furnished  to
Certificateholders  pursuant to the fourth  paragraph of this Article X), plus any Class Unpaid Interest  Shortfall for any  Class  of  Certificates  as well as one  month’s  interest  at the  related  Mortgage  Rate on the  Stated
Principal  Balance of each Mortgage Loan  (including  any Mortgage Loan as to which REO Property has been acquired)
or (b) the final  payment or other  liquidation  (or any advance with respect  thereto) of the last  Mortgage  Loan remaining in the Trust Estate or the disposition of all REO Property.

                  Regardless of the  foregoing,  in no event shall the Trust  created  hereby  continue  beyond the expiration  of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.  Kennedy,  the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  The right of the Depositor to repurchase all of the Mortgage  Loans is conditioned  upon the Pool
Stated Principal  Balance as of the Final  Distribution  Date being less than 1% of the Cut-off Date Pool Principal
Balance.  If such right is  exercised,  the  Trustee  shall,  promptly  following  payment of the  purchase  price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

                  Notice of any  termination,  specifying the Final  Distribution  Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the
Trustee for payment of the final  distribution and for  cancellation,  shall be given promptly by the Depositor (if exercising  its right to  purchase  the assets of the  Trust) or by the  Trustee  (in any other  case) by letter to
Certificateholders  mailed  not  earlier  than the  15th day and not  later  than  the 20th day of the  month  next preceding  the month of such final  distribution  specifying  (1) the  Final  Distribution  Date upon  which  final payment of the  Certificates  will be made upon  presentation and surrender of Certificates at the office or agency of the  Trustee  therein  designated,  (2) the  amount of any such final  payment  and  (3) that  the  Record  Date otherwise  applicable to such Distribution  Date is not applicable,  payments being made only upon presentation and surrender  of the  Certificates  at the office or agency of the Trustee  therein  specified.  If the  Depositor  is obligated  to give  notice to  Certificateholders  as  aforesaid,  it shall give such notice to the Trustee and the
Certificate  Registrar  at the time such notice is given to  Certificateholders.  In the event such notice is given by the Depositor,  the Depositor shall deposit in the Certificate  Account on or before the Final Distribution Date in immediately  available funds an amount equal to the amount  necessary to make the amount,  if any, on deposit in the Certificate  Account on the Final  Distribution  Date equal to the purchase price for the related assets of the
Trust  computed as above  provided  together with a statement as to the amount to be  distributed  on each Class of
Certificates pursuant to the next succeeding paragraph.

                  Upon  presentation and surrender of the  Certificates,  the Trustee shall cause to be distributed to  Certificateholders  of each Class,  in the order set forth in Section  5.02 hereof,  on the Final  Distribution
Date and in proportion to their respective  Percentage  Interests,  with respect to  Certificateholders of the same
Class,  an amount equal to (I) as to each Class of  Certificates,  the Class  Certificate  Balance thereof plus (a)
accrued  interest  thereon in the case of an interest  bearing  Certificate  and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates,  and (II) as to the Class A-R and A-LR Certificates,  the amounts,  if any,  which remain on deposit in the  Upper-Tier  Certificate  Account and the  Certificate  Account,  respectively
(other than the amounts  retained to meet claims) after  application  pursuant to clause (I) above. An amount shall be  distributed  in respect of interest  and  principal  to the  Uncertificated  Lower-Tier  Interests  in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

                  If all of the  Certificateholders  do not  surrender  their  Certificates  for final  payment and cancellation  on or before  the Final  Distribution  Date,  the  Trustee  shall on such date cause all funds in the
Certificate  Account not  distributed in final  distribution  to  Certificateholders  to continue to be held by the
Trustee in an Eligible  Account for the benefit of such  Certificateholders  and the Depositor (if it exercised its right to purchase  the assets of the Trust  Estate) or the Trustee (in any other case) shall give a second  written notice to the remaining  Certificateholders  to surrender their Certificates for cancellation and receive the final distribution  with  respect  thereto.  If within one year after the second  notice all the  Certificates  shall not have been surrendered for  cancellation,  the Trustee may take  appropriate  steps, or may appoint an agent to take appropriate steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

Section 10.02.    Additional Termination Requirements.

                  (a)      If the Depositor  exercises its purchase option as provided in Section 10.01,  the Trust shall be terminated in accordance with the following  additional  requirements,  unless the Trustee has received an
Opinion of Counsel to the effect  that the  failure of the Trust to comply with the  requirements  of this  Section
10.02  will not (i)  result in the  imposition  of taxes on  “prohibited  transactions”  of the Trust as defined in
Section  860F of the Code,  or (ii) cause the Trust  Estate to fail to qualify as two  separate  REMICs at any time that any Certificates are outstanding:

(i)      within 90 days prior to the Final  Distribution  Date set forth in the notice given by the Depositor under
         Section 10.01,  the Trustee  shall sell all of the assets of the Trust Estate to the  Depositor  for cash;
         and

(ii)     the notice  given by the  Depositor  or the Trustee  pursuant to Section  10.01  shall  provide  that such notice  constitutes  the  adopting  of a plan of  complete  liquidation  of the  Upper-Tier  REMIC and the
         Lower-Tier  REMIC as of the date of such notice (or, if earlier,  the date on which such notice was mailed to  Certificateholders).  The  Trustee  shall  also  specify  such  date in the  final  tax  return of the
         Upper-Tier REMIC and Lower-Tier REMIC.

                  (b)      By their  acceptance of the Residual  Certificates,  the Holders thereof hereby agree to take such other action in connection with such plan of complete  liquidation as may be reasonably  requested by the
Depositor.

                                                     ARTICLE XI

                                           COMPLIANCE WITH REGULATION AB

Section 11.01.    Intent of the Parties; Reasonableness.

                  The  Depositor,  the  Trustee  and the  Servicer  acknowledge  and agree that the purpose of this
Article XI is to  facilitate  compliance by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance with the 1933 Act, the 1934 Act and the rules and  regulations  of the  Commission  under the 1933 Act and the 1934 Act.
Each of the Servicer and the Trustee  acknowledges  that  interpretations  of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance  provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the Servicer and the Trustee shall  cooperate  fully with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all  disclosure, statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 11.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to  represent  and warrant to the  Depositor as of the date hereof and on each date on which  information  is  provided  to the  Depositor  under  Article  XI that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any default,  early amortization or other performance  triggering event has occurred as to any other Securitization
Transaction due to any act or failure to act of the Trustee;  (ii) there are no aspects of its financial  condition that  could  have a  material  adverse  effect on the  performance  by it of its  trustee  obligations  under  this
Agreement  or any other  Securitization  Transaction  as to which it is the  trustee;  (iii)  there are no material legal or  governmental  proceedings  pending  (or known to be  contemplated)  against it that would be  material to
Certificateholders;  (iv) there are no  relationships  or transactions  (as described in Item 1119(b) of Regulation
AB) relating to the Trustee  with respect to the  Depositor or any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant  obligor,  enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by this Agreement
(each,  a  “Transaction  Party”) that are outside the  ordinary  course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party,  apart from the Securitization  Transaction, and  that  are  material  to the  investors’  understanding  of the  Certificates;  and (v) the  Trustee  is not an
affiliate (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction  Party.  The  Depositor  shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

                  (b)      If so requested by the Depositor on any date  following  the Closing  Date,  the Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Depositor.

Section 11.03.    Information to Be Provided by the Trustee.

                  For so long as the  Certificates  are  outstanding,  the Trustee shall provide to the Depositor a written  description of (a) any litigation or  governmental  proceedings  pending against the Trustee that would be material  to  Certificateholders,  and (b)  any  affiliations  or  relationships  (as  described  in  Item  1119 of
Regulation  AB) that  develop  following  the Closing  Date  between the Trustee  and any  Transaction  Party.  Any descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions, under  this  Section  11.03  shall be given no later  than  five  Business  Days  prior to the  Determination  Date following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to affiliations,  as well as updates to previously provided  descriptions,  under this Section 11.03 shall be given no later than January 31 of the calendar year  following the year in which the relevant  event occurs.  As of the date that any Form 10-D or Form 10-K relating to the  Certificates  is filed with the  Commission,  the Trustee shall be deemed to represent and warrant that any  information  previously  provided by the Trustee under this Article XI is materially  correct and does not have any  material  omissions  unless the  Trustee has  provided an update to such information.

Section 11.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Trustee shall:

                  (a)      deliver to the  Depositor a report (in form and  substance  reasonably  satisfactory  to the Depositor)  regarding the Trustee’s  assessment of compliance with the applicable Servicing Criteria during the immediately  preceding  calendar  year, as required  under Rules 13a-18 and 15d-18 of the 1934 Act and Item 1122 of
Regulation  AB. Such report  shall be signed by an  authorized  officer of the Trustee,  and shall  address each of the Servicing Criteria specified on Exhibit O hereto; and

                  (b)      deliver to the  Depositor a report of a registered  public  accounting  firm  satisfying the  requirements  of Rule 2-01 of Regulation  S-X under the 1933 Act and the 1934 Act that attests to, and reports on, the  assessment of  compliance  made by the Trustee and delivered  pursuant to the  preceding  paragraph.  Such attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the 1933 Act and the
1934 Act.

Section 11.05.    Indemnification Remedies.

                  (a)      The Trustee  shall  indemnify  the  Depositor,  each  affiliate  of the  Depositor,  the
Servicer and each affiliate of the Servicer, and the respective present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants’ attestation or other material provided under this Article
XI by or on behalf of the  Trustee  (collectively,  the  “Trustee  Information”),  or (B) the  omission  or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading; or

                           (ii)     any failure by the Trustee to deliver any information,  report,  certification, accountant's attestation or other material when and as required under this Article XI.

                  (b)      In  the  case  of  any   failure   of   performance   described   in   clause   (ii)  of
Section 11.05(a),  the Trustee shall  promptly  reimburse the  Depositor for all costs  reasonably  incurred by the
Depositor in order to obtain the information,  report,  certification,  accountants’  attestation or other material not delivered as required by the Trustee.

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

Section 12.01.    Amendment.  This  Agreement may be amended from time to time by the  Depositor,  the Servicer and the Trustee  without the consent of any of the  Certificateholders,  (i) to cure any ambiguity or mistake,  (ii) to correct or supplement  any  provisions  herein or therein which may be  inconsistent  with any other  provisions of this Agreement,  any amendment to this Agreement or the related Prospectus Supplement,  (iii) to modify,  eliminate or add to any of its  provisions  to such  extent  as shall be  necessary  to  maintain  the  qualification  of the
Upper-Tier  REMIC and the  Lower-Tier  REMIC as REMICs at all times that any  Certificates  are  outstanding  or to avoid or minimize  the risk of the  imposition  of any tax on the REMIC  pursuant to the Code that would be a claim against the Trust  Estate,  provided  that (a) the  Trustee  has  received an Opinion of Counsel to the effect that such action is  necessary  or  desirable  to maintain  such  qualification  or to avoid or minimize the risk of the imposition  of any such tax and (b) such  action  shall not, as  evidenced  by such  Opinion of Counsel,  adversely affect in any material respect the interests of any  Certificateholder,  (iv) to change the timing and/or nature of deposits  into the  Certificate  Account  provided  that (a) such change  shall not, as  evidenced by an Opinion of
Counsel,  adversely  affect in any  material  respect the  interests of any  Certificateholder  and (b) such change shall not adversely affect the then-current  rating of the Senior  Certificates,  the Class B-1  Certificates,  the
Class B-2  Certificates,  the Class B-3  Certificates,  the Class B-4 Certificates or the Class B-5 Certificates as
evidenced  by a letter  from each  Rating  Agency  rating  such  Certificates  to such  effect,  (v) to reduce  the percentage  of the Pool  Principal  Balance  at which the  Depositor  will  have the  option  to  purchase  all the remaining  Mortgage Loans in accordance  with Section 10.01,  provided that such reduction is considered  necessary by the Depositor,  as evidenced by an Officer’s  Certificate delivered to the Trustee, to preserve the treatment of the transfer of the  Mortgage  Loans to the  Depositor  by the Seller or to the Trust by the  Depositor as sale for accounting  purposes,  and (vi) to make any other  provisions  with respect to matters or questions  arising  under this Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement,  provided that such action  shall not,  as  evidenced  by an Opinion of  Counsel,  adversely  affect in any  material  respect the interests of any  Certificateholder,  provided  that the amendment  shall not be deemed to adversely  affect in any material  respect  the  interests  of the  Certificateholders  and no Opinion of  Counsel to that  effect  shall be required  if the Person  requesting  the  amendment  obtains a letter  from each  Rating  Agency  stating  that the amendment  would not result in the  downgrading  or  withdrawal  of the  respective  ratings  then  assigned to the
Certificates.

                  This  Agreement  may also be amended  from time to time by the  Depositor,  the  Servicer and the
Trustee,  with the consent of the Holders of Certificates  of each Class of Certificates  which is affected by such amendment,  evidencing,  as to each such Class of  Certificates,  Percentage  Interests  aggregating  not less than
66-2/3%,  for the  purpose  of adding  any  provisions  to or  changing  in any  manner or  eliminating  any of the provisions  of this  Agreement  or of  modifying  in any  manner the  rights of the  Holders of such  Certificates;
provided,  however,  that no such  amendment  shall (A) reduce in any manner the amount of, or delay the timing of, collections  of  payments on  Mortgage  Loans or  distributions  which are  required to be made on any  Certificate without the consent of the Holder of such  Certificate or (B) reduce the aforesaid  percentage  required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

                  Prior  to the  solicitation  of  consent  of  Certificateholders  in  connection  with  any  such amendment,  the party seeking such amendment  shall furnish the Trustee with an Opinion of Counsel  stating whether such amendment would adversely  affect the  qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs
and notice of the  conclusion  expressed in such Opinion of Counsel shall be included  with any such  solicitation.
An amendment  made with the consent of all  Certificateholders  and executed in accordance  with this Section 12.01 shall be permitted or authorized by this Agreement  notwithstanding  that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

                  Promptly after the execution of any such  amendment or consent the Trustee shall furnish  written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

                  It shall not be  necessary  for the consent of  Certificateholders  under this  Section 12.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the  substance  thereof.  The  manner of  obtaining  such  consents  and of  evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such  reasonable  requirements  as the  Trustee  may prescribe.

Section 12.02.    Recordation of Agreement.  This Agreement is subject to  recordation  in all  appropriate  public offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such  recordation  to be effected by the Servicer  and at its expense on direction by the Trustee,  who will act at the direction of Holders of  Certificates  evidencing not less than 50% of all Voting Rights,  but only upon direction of the Trustee  accompanied by an Opinion of Counsel to the effect that such recordation  materially and beneficially affects the interests of Certificateholders.

                  For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

Section 12.03.    Limitation on Rights of  Certificateholders.  The death or  incapacity  of any  Certificateholder shall  not  operate  to  terminate  this  Agreement  or the  Trust,  nor  entitle  such  Certificateholder’s  legal representatives  or heirs to claim an accounting or to take any action or commence any  proceeding in any court for a partition  or winding up of the Trust,  nor  otherwise  affect the rights,  obligations  and  liabilities  of the parties hereto or any of them.

                  No  Certificateholder  shall have any right to vote (except as provided  herein) or in any manner otherwise  control the operation and management of the Trust, or the  obligations of the parties hereto,  nor shall anything  herein set forth,  or contained in the terms of the  Certificates,  be construed so as to constitute  the
Certificateholders  from time to time as partners or members of an association;  nor shall any Certificateholder be under any  liability to any third person by reason of any action  taken by the parties to this  Agreement  pursuant to any provision hereof.

                  No  Certificateholder  shall have any right by virtue or by availing  itself of any provisions of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously  shall have given to the Trustee a written notice of default and of the continuance  thereof,  as provided herein,  and unless also the Holders of Certificates  evidencing  Percentage
Interests  aggregating  not less than 25% of each Class of  Certificates  affected  thereby shall have made written request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have  offered to the Trustee such  reasonable  indemnity  as it may require  against the costs,  expenses and liabilities  to be incurred  therein or thereby,  and the  Trustee,  for 60 days after its receipt of such  notice, request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or proceeding;
it being  understood  and  intended,  and being  expressly  covenanted by each  Certificateholder  with every other
Certificateholder  and the Trustee,  that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing  itself or themselves of any provisions of this  Agreement to affect,  disturb or prejudice  the rights of the  Holders  of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference  to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the equal,  ratable and common benefit of all  Certificateholders.  For the protection and enforcement  of the  provisions of this Section 12.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 12.04.    Governing  Law. THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT  APPLICATION  OF THE  CONFLICTS OF LAWS  PROVISIONS  THEREOF,  AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.05.    Notices. All demands,  notices,  instructions,  directions,  requests and communications required to be delivered  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by certified mail, return receipt requested,  (provided,  however,  that notices to the Trustee may be delivered by facsimile and shall be deemed  effective upon receipt ) to (a) in the case of the Depositor,  Wachovia
Asset  Funding  Trust,  LLC,  [address],  Attention:  , (b) in the  case  of the  Servicer,  [address],  Attention:
     ,  (c) in the  case  of the  Trustee,  [address],  Attention:       ,  (d) in the  case of       ,  [address],
Attn     ,  and (e) in the case of      ,  [address],  Attn:       , or, as to each party, at such other address as
shall be  designated  by such party in a written  notice to each other party.  Any notice  required or permitted to be mailed to a  Certificateholder  shall be given by first  class  mail,  postage  prepaid,  at the address of such
Holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this  Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 12.06.    Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.07.    Certificates   Nonassessable   and  Fully  Paid.   It  is  the  intention  of  the  Trustee  that
Certificateholders  shall not be  personally  liable  for  obligations  of the Trust  Estate,  that the  beneficial ownership  interests  represented  by the  Certificates  shall be  nonassessable  for any losses or expenses of the
Trust Estate or for any reason  whatsoever,  and that  Certificates upon execution,  countersignature  and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

Section 12.08.    Access to List of  Certificateholders.  The  Certificate  Registrar  will  furnish or cause to be furnished  to the  Trustee,  within 15 days after the receipt of a request by the Trustee in  writing,  a list,  in such form as the Trustee may reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent Record Date for payment of distributions to Certificateholders.

                  If three or more  Certificateholders  apply  in  writing  to the  Trustee,  and such  application states that the applicants desire to communicate with other  Certificateholders  with respect to their rights under this Agreement or under the  Certificates and is accompanied by a copy of the  communication  which such applicants propose to transmit,  then the Trustee  shall,  within five  Business  Days after the receipt of such  application, afford such applicants  access during normal business hours to the most recent list of  Certificateholders  held by the  Trustee.  If such a list is as of a date more than 90 days prior to the date of  receipt  of such  applicants’
request,  the Trustee shall promptly  request from the Certificate  Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

                  Every  Certificateholder,  by  receiving  and  holding  such list,  agrees  with the  Certificate
Registrar  and the Trustee that neither the  Certificate  Registrar nor the Trustee  shall be held  accountable  by reason  of the  disclosure  of any  such  information  as to the  names  and  addresses  of the  Certificateholders hereunder, regardless of the source from which such information was derived.

Section 12.09.    Recharacterization.  The parties to this  Agreement  intend the  conveyance  by the  Depositor to the Trustee of all of its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Agreement to constitute a purchase and sale and not a loan.  Notwithstanding  the foregoing,  to the extent that such conveyance is held not to  constitute a sale under  applicable  law, it is intended  that this  Agreement  shall  constitute a security  agreement  under  applicable law and that the Depositor  shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

                  IN WITNESS  WHEREOF,  the  Depositor,  the Servicer and the Trustee have caused this Agreement to be duly executed by their respective  officers thereunto duly authorized to be hereunto affixed,  all as of the day and year first above written.

                                                             WACHOVIA ASSET FUNDING TRUST, LLC,
                                                                 as Depositor

                                                             By:______________________________________
                                                                  Name:
                                                                  Title:

                                                             [     ],
                                                                      as Servicer

                                                             By:______________________________________
                                                                  Name:
                                                                  Title:

                                                             [     ],
                                                                      as Trustee

                                                             By:______________________________________
                                                                  Name:
                                                                  Title:

STATE OF                                            )
                                                    )  ss:
COUNTY OF                                           )
                                                    )
                  On the     th  day of       ,  200 ,  before  me, a notary  public in and for the State of      ,
personally  appeared       ,  known to me who,  being by me duly sworn,  did depose and say that s/he is a       of
     ,  a      ,  one of the parties that  executed the  foregoing  instrument;  and that s/he signed  his/her name thereto by order of the Board of Directors of such corporation.

                                                             ______________________________________________________
                                                                                  Notary Public

[Notarial Seal]

My commission expires ___________.

STATE OF                                            )
                                                    )  ss:
COUNTY OF                                           )

                  On the   th day of       ,  200_,  before  me, a notary  public  in and for the  State of       ,
personally  appeared       ,  known  to me  who,  being  by me duly  sworn,  did  depose  and  say  that  s/he is a
________________  of      ,  a      ,  one of the parties that  executed the  foregoing  instrument;  and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.

                                                             ______________________________________________________
                                                                                  Notary Public

[Notarial Seal]

My commission expires ___________.

STATE OF                                            )
                                                    )  ss:
COUNTY OF                                           )

                  On the   th day of       ,  200_,  before  me, a notary  public  in and for the  State of       ,
personally  appeared      ,  known to me who, being by me duly sworn,  did depose and say that s/he is the       of
Wachovia  Asset Funding  Trust,  LLC, a Delaware  statutory  trust,  one of the parties that executed the foregoing instrument;  and that she signed her name  thereto by order of the Board of  Directors  of such  limited  liability company.

                                                             ______________________________________________________
                                                                                  Notary Public

[Notarial Seal]

My commission expires ___________.